UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 through December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2018

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholders,

The U.S. economy largely outpaced other leading economies throughout 2018 as the second-longest U.S. expansion on record fed continued job growth, buoyant consumer sentiment and record high corporate profits. However, the end of the year was marked by a sell-off in equity markets, unresolved global trade tensions and a political impasse that led to the shutdown of large parts of the federal government.

“While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.”

After advancing by 2.2% in the first quarter of 2018, growth in U.S. gross domestic product (GDP) peaked in the second quarter of 2018 at 4.2%, the first time quarterly GDP had breached the 4% ceiling since late 2014. Third quarter 2018 GDP grew at 3.4%. The unemployment rate remained historically low, dipping to 3.7% in September and October before ending the year at 3.9%.

In response, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year and indicated further, measured increases during 2019. However, slowing global growth toward the end of 2018 and financial market volatility raised questions about the Fed’s planned path forward.

Meanwhile, aggregate U.S. corporate earnings and revenues reached record levels in both the second and third quarters of 2018, which provided support for U.S. equity prices. Notably, some of that profit growth was attributed to the temporary benefits of late-2017 federal tax cut legislation and the outlook for U.S. corporate earnings growth remained positive, but tempered, by the end of the reporting period.

U.S. equity prices began 2018 with solid gains. The S&P 500 Index (the “S&P 500”) reached 14 new closing highs in January. Then a sharp sell-off drove prices down in early February after a brief spike in yields on the bellwether 10-year U.S. Treasury bond rattled investors. In subsequent months, equity prices rebounded somewhat, though financial market volatility remained elevated for the rest of the year. In August, the S&P 500 again reached record highs and then another sell-off in early October was followed by gains in November. The following month was the worst December since 1931 for the S&P 500 Index, which fell 9.18% and wiped out any gains made in the previous 11 months.

At the end of the year, investors faced several growing risks to global economic growth and financial market strength. Several leading economies, particularly China and the European Union (the “EU”), showed signs of slowing growth in the latter half of the year. Trade tariffs between the U.S. and China had little apparent direct impact on the U.S. economy in 2018, but absent a negotiated resolution to their trade dispute, the negative impact of protectionist policies could rapidly escalate. Meanwhile, the final months of 2018 also saw an increase in U.S. companies warning about rising costs of materials and labor, even as global oil prices declined somewhat.

At the same time, economists generally remained optimistic about the fundamental strength of the U.S. economy. While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.

Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%

Net Assets as of 12/31/2018	$308,323,171
Duration as of 12/31/2018	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

U.S. bond markets had a lackluster performance during 2018 amid rising interest rates, increased market volatility and investor concerns about U.S.-China trade tensions. The U.S. Federal Reserve raised interest rates four times during the year in response to the continued U.S. economic expansion and falling unemployment rates.

In early February, both equity and bond prices fell sharply. Yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through the rest of the year.

Overall, investment grade corporate bonds outperformed high yield bonds (also known as junk bonds) during the reporting period. For the twelve months ended December 31, 2018, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”) for the twelve months ended December 31, 2018.

Relative to the Benchmark, the Portfolio’s security selection in U.S. agency bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities made a positive contribution to performance. The Portfolio’s underweight allocation to U.S. Treasury bonds and its security selection in credit were leading detractors from performance.

The Portfolio’s shorter overall duration relative to the Benchmark was a positive contributor to performance as U.S. Treasury bond interest rates rose. Generally, bonds with shorter duration will experience a smaller decrease in price as interest rates rise. The Portfolio’s overweight position in the 5-to-10 year portion of the yield curve detracted from performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and investment grade credit and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve and underweight in the long end of the yield curve. The Portfolio held shorter duration posture for most of 2018 and ended the year with a slightly longer duration than the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	26.9%
Corporate Bonds	22.3
Mortgage-Backed Securities	15.5
Asset-Backed Securities	11.4
Collateralized Mortgage Obligations	10.2
U.S. Government Agency Securities	7.6
Commercial Mortgage-Backed Securities	5.2
Others (each less than 1.0%)	0.4
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	0.05%	2.34%	4.13%
CLASS 2 SHARES	August 16, 2006	(0.23)	2.08	3.87

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2008 to December 31, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 26.7%
U.S. Treasury Bonds
8.00%, 11/15/2021	338,000	389,084
5.25%, 11/15/2028	800,000	974,981
5.38%, 2/15/2031	4,500	5,720
4.50%, 2/15/2036	276,000	340,482
5.00%, 5/15/2037	250,000	328,461
4.38%, 2/15/2038	1,214,000	1,488,836
4.25%, 5/15/2039	105,000	126,839
4.38%, 11/15/2039	1,415,000	1,737,242
3.88%, 8/15/2040	100,000	115,006
3.13%, 2/15/2043	500,000	510,915
2.88%, 5/15/2043	2,420,000	2,366,664
3.63%, 8/15/2043	2,715,000	3,010,448
3.75%, 11/15/2043	1,952,000	2,208,406
3.63%, 2/15/2044	2,345,000	2,602,146
2.50%, 2/15/2045	6,000,000	5,447,708
2.88%, 8/15/2045	500,000	487,881
3.00%, 11/15/2045	1,000,000	999,735
3.00%, 2/15/2048	90,000	89,675
3.13%, 5/15/2048	176,200	179,855
U.S. Treasury Inflation Indexed Bonds
3.63%, 4/15/2028	300,000	575,654
2.50%, 1/15/2029	100,000	134,067
U.S. Treasury Notes
0.75%, 2/15/2019	200,000	199,612
3.13%, 5/15/2019	1,000,000	1,002,227
3.50%, 5/15/2020	450,000	455,582
2.50%, 5/31/2020	125,000	124,880
2.13%, 8/31/2020	200,000	198,648
2.63%, 11/15/2020	200,000	200,332
1.38%, 1/31/2021	100,000	97,687
3.63%, 2/15/2021	650,000	664,900
2.25%, 4/30/2021	115,000	114,441
2.63%, 5/15/2021	154,500	154,969
3.13%, 5/15/2021	600,000	608,805
2.13%, 8/15/2021	500,000	495,388
2.00%, 10/31/2021	100,000	98,707
2.13%, 12/31/2021	300,000	297,036
1.75%, 2/28/2022	1,000,000	978,177
1.63%, 8/31/2022	1,000,000	970,014
1.75%, 9/30/2022	150,000	146,042
1.50%, 2/28/2023	525,000	504,405
1.75%, 5/15/2023	3,079,000	2,983,528
2.50%, 8/15/2023	600,000	599,800
1.38%, 8/31/2023	700,000	665,392
1.63%, 10/31/2023	2,000,000	1,919,513

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.13%, 2/29/2024	94,000	92,193
2.50%, 5/15/2024	30,000	29,945
2.00%, 6/30/2024	10,000	9,724
2.25%, 11/15/2024	112,000	110,080
2.00%, 2/15/2025	1,000,000	967,453
2.88%, 4/30/2025	146,000	148,565
2.13%, 5/15/2025	500,000	486,681
2.88%, 5/31/2025	318,000	323,561
2.00%, 8/15/2025	728,600	702,659
2.25%, 11/15/2025	500,000	489,185
1.63%, 2/15/2026	59,400	55,634
1.50%, 8/15/2026	28,000	25,847
2.00%, 11/15/2026	84,000	80,241
2.25%, 2/15/2027	108,000	104,948
2.75%, 2/15/2028	65,000	65,384
2.88%, 5/15/2028	1,309,800	1,330,864
U.S. Treasury STRIPS Bonds
1.78%, 2/15/2020 (a)	370,000	359,501
2.46%, 5/15/2020 (a)	3,628,000	3,502,999
1.74%, 8/15/2020 (a)	2,120,000	2,034,205
2.49%, 2/15/2021 (a)	710,000	673,345
2.01%, 5/15/2021 (a)	1,790,000	1,686,453
2.11%, 8/15/2021 (a)	1,800,000	1,685,880
3.29%, 11/15/2021 (a)	615,000	572,666
2.70%, 2/15/2022 (a)	970,000	896,603
2.67%, 5/15/2022 (a)	760,000	697,907
3.02%, 8/15/2022 (a)	200,000	182,534
2.79%, 11/15/2022 (a)	500,000	453,320
2.92%, 2/15/2023 (a)	2,690,000	2,423,201
2.62%, 5/15/2023 (a)	2,420,000	2,165,356
2.18%, 8/15/2023 (a)	1,890,000	1,680,788
2.45%, 11/15/2023 (a)	500,000	441,488
3.24%, 11/15/2024 (a)	110,000	94,534
3.64%, 2/15/2025 (a)	50,000	42,642
4.95%, 5/15/2026 (a)	100,000	82,178
3.42%, 8/15/2026 (a)	23,000	18,772
3.57%, 11/15/2026 (a)	250,000	202,345
4.04%, 2/15/2027 (a)	300,000	241,029
3.57%, 5/15/2027 (a)	725,000	577,254
3.21%, 8/15/2027 (a)	250,000	197,541
3.93%, 11/15/2027 (a)	710,000	556,906
3.00%, 2/15/2028 (a)	27,000	20,988
2.91%, 5/15/2028 (a)	140,000	107,933
7.04%, 8/15/2028 (a)	50,000	38,246
6.94%, 11/15/2028 (a)	100,000	75,764
4.00%, 2/15/2029 (a)	658,000	495,215

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
2.96%, 5/15/2029 (a)	300,000	223,804
3.85%, 11/15/2029 (a)	200,000	146,949
5.15%, 2/15/2030 (a)	975,000	710,730
4.66%, 5/15/2030 (a)	300,000	217,490
3.85%, 8/15/2030 (a)	300,000	215,331
3.53%, 11/15/2030 (a)	500,000	356,347
4.38%, 2/15/2031 (a)	350,000	248,101
3.86%, 5/15/2031 (a)	275,000	193,003
3.24%, 11/15/2031 (a)	760,000	525,194
3.67%, 2/15/2032 (a)	350,000	239,911
3.53%, 5/15/2032 (a)	2,250,000	1,531,634
3.06%, 8/15/2032 (a)	3,300,000	2,230,211
4.16%, 11/15/2032 (a)	800,000	536,224
3.69%, 2/15/2033 (a)	400,000	266,024
3.84%, 5/15/2033 (a)	1,175,000	775,831
6.10%, 8/15/2033 (a)	100,000	65,495
4.28%, 11/15/2033 (a)	1,025,000	666,158
3.79%, 2/15/2034 (a)	775,000	499,476
2.79%, 5/15/2034 (a)	2,200,000	1,407,471
3.30%, 11/15/2034 (a)	50,000	31,507
3.20%, 2/15/2035 (a)	65,000	40,641
3.53%, 5/15/2035 (a)	250,000	155,198
3.14%, 11/15/2041 (a)	600,000	302,264
U.S. Treasury STRIPS Notes
1.62%, 11/15/2019 (a)	1,000,000	977,695
1.68%, 2/15/2020 (a)	5,235,000	5,085,584

Total U.S. Treasury Obligations (Cost $81,930,366)		82,478,720

Corporate Bonds — 22.2%
Aerospace & Defense — 0.2%
Airbus Finance BV (France) 2.70%, 4/17/2023 (b)	32,000	31,151
Airbus SE (France) 3.15%, 4/10/2027 (b)	164,000	157,793
BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	45,000	44,905
BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (b)	51,000	57,975
Harris Corp. 3.83%, 4/27/2025	60,000	58,879
Lockheed Martin Corp. 4.50%, 5/15/2036	70,000	72,304
Northrop Grumman Corp.
3.20%, 2/1/2027	76,000	71,304
3.25%, 1/15/2028	50,000	46,748
Precision Castparts Corp. 3.25%, 6/15/2025	45,000	44,221
Rockwell Collins, Inc. 3.20%, 3/15/2024	28,000	26,962

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Aerospace & Defense — continued
United Technologies Corp.
3.95%, 8/16/2025	50,000	49,635
4.15%, 5/15/2045	25,000	22,389

		684,266

Air Freight & Logistics — 0.0% (c)
FedEx Corp. 3.90%, 2/1/2035	66,000	59,815

Airlines — 0.0% (c)
Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	18,711	18,477

Automobiles — 0.2%
BMW US Capital LLC (Germany)
2.25%, 9/15/2023 (b)	45,000	41,987
Daimler Finance North America LLC (Germany) 1.75%, 10/30/2019 (b)	150,000	148,003
Ford Motor Co.
4.35%, 12/8/2026	46,000	41,062
7.45%, 7/16/2031	46,000	47,457
General Motors Co. 6.60%, 4/1/2036	188,000	183,173
Hyundai Capital America 2.00%, 7/1/2019 (b)	34,000	33,741
Nissan Motor Acceptance Corp.
1.90%, 9/14/2021 (b)	29,000	27,616
2.80%, 1/13/2022 (b)	50,000	48,375
2.60%, 9/28/2022 (b)	60,000	57,138

		628,552

Banks — 4.5%
ABN AMRO Bank NV (Netherlands)
4.75%, 7/28/2025 (b)	200,000	198,988
ANZ New Zealand Int’l Ltd. (New Zealand)
2.60%, 9/23/2019 (b)	200,000	199,347
3.45%, 1/21/2028 (b)	200,000	190,916
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (d)	250,000	250,028
3.30%, 1/11/2023	150,000	147,721
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (d)	100,000	98,313
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	26,000	25,242
4.00%, 1/22/2025	114,000	111,099
Series L, 3.95%, 4/21/2025	92,000	89,181
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (d)	100,000	95,650
4.45%, 3/3/2026	69,000	68,270
3.25%, 10/21/2027	514,000	475,320

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	260,000	249,547
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	408,000	381,359
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	280,000	272,332
Bank of Montreal (Canada)
1.50%, 7/18/2019	65,000	64,512
2.10%, 12/12/2019	60,000	59,432
Bank of Nova Scotia (The) (Canada) 2.45%, 9/19/2022	200,000	193,093
Barclays plc (United Kingdom)
3.65%, 3/16/2025	200,000	184,348
4.38%, 1/12/2026	220,000	208,985
BB&T Corp. 5.25%, 11/1/2019	50,000	50,836
BNP Paribas SA (France) 3.50%, 3/1/2023 (b)	200,000	193,891
BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (b)	250,000	245,100
Canadian Imperial Bank of Commerce (Canada) 1.60%, 9/6/2019	200,000	198,199
Citigroup, Inc.
2.40%, 2/18/2020	50,000	49,540
2.35%, 8/2/2021	23,000	22,343
2.90%, 12/8/2021	100,000	98,378
2.75%, 4/25/2022	200,000	193,911
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	74,000	72,684
4.40%, 6/10/2025	20,000	19,581
5.50%, 9/13/2025	58,000	60,891
3.40%, 5/1/2026	75,000	70,582
4.45%, 9/29/2027	210,000	202,491
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	250,000	236,303
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	50,000	44,941
8.13%, 7/15/2039	56,000	77,697
4.75%, 5/18/2046	50,000	46,170
Citizens Financial Group, Inc. 2.38%, 7/28/2021	24,000	23,378
Commonwealth Bank of Australia (Australia)
2.00%, 9/6/2021 (b)	200,000	192,633
3.45%, 3/16/2023 (b)	80,000	79,922
2.85%, 5/18/2026 (b)	80,000	74,523
Cooperatieve Rabobank UA (Netherlands) 4.38%, 8/4/2025	500,000	491,297

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
3.80%, 6/9/2023	350,000	343,430
3.75%, 3/26/2025	250,000	239,164
Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (b)	200,000	189,243
Fifth Third Bancorp 3.95%, 3/14/2028	70,000	69,547
Glitnir HoldCo ehf (Iceland) 0.00%, 10/15/2008‡ (b) (e)	350,000	—
HSBC Holdings plc (United Kingdom)
2.65%, 1/5/2022	400,000	388,035
3.60%, 5/25/2023	229,000	227,678
4.38%, 11/23/2026	200,000	193,724
Huntington Bancshares, Inc.
3.15%, 3/14/2021	73,000	72,673
2.30%, 1/14/2022	88,000	84,961
ING Groep NV (Netherlands)
4.10%, 10/2/2023	200,000	199,865
3.95%, 3/29/2027	200,000	192,013
KeyCorp
2.90%, 9/15/2020	56,000	55,622
4.15%, 10/29/2025	65,000	66,054
Lloyds Banking Group plc (United Kingdom) 4.58%, 12/10/2025	200,000	189,427
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 2/22/2022	38,000	37,466
2.67%, 7/25/2022	80,000	77,743
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (b)	200,000	198,862
National Australia Bank Ltd. (Australia) 3.38%, 1/14/2026	300,000	291,574
Nordea Bank Abp (Finland)
1.63%, 9/30/2019 (b)	200,000	197,794
4.88%, 1/27/2020 (b)	100,000	101,722
PNC Financial Services Group, Inc. (The)
6.70%, 6/10/2019	12,000	12,189
5.13%, 2/8/2020	150,000	153,152
Regions Financial Corp. 3.20%, 2/8/2021	54,000	53,653
Royal Bank of Canada (Canada)
1.88%, 2/5/2020	50,000	49,473
2.75%, 2/1/2022	66,000	64,941
3.70%, 10/5/2023	300,000	301,184
4.65%, 1/27/2026	30,000	30,897
Santander UK plc (United Kingdom) 2.50%, 3/14/2019	87,000	86,903

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Societe Generale SA (France) 4.25%, 9/14/2023 (b)	200,000	198,615
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (b)(d)	220,000	217,791
4.05%, 4/12/2026 (b)	200,000	189,586
Sumitomo Mitsui Banking Corp. (Japan) 2.45%, 1/16/2020	250,000	247,983
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.06%, 7/14/2021	49,000	47,453
2.44%, 10/19/2021	45,000	43,875
2.85%, 1/11/2022	130,000	127,606
2.78%, 10/18/2022	82,000	79,574
3.10%, 1/17/2023	55,000	53,949
3.94%, 10/16/2023	300,000	305,254
3.01%, 10/19/2026	25,000	23,463
Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.05%, 10/18/2019 (b)	200,000	198,263
SunTrust Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (d)	30,000	29,705
SunTrust Banks, Inc. 2.70%, 1/27/2022	91,000	88,747
Toronto-Dominion Bank (The) (Canada) (USD Swap Semi 5 Year + 2.21%), 3.62%, 9/15/2031 (d)	47,000	44,413
UBS Group Funding Switzerland AG (Switzerland) 4.13%, 9/24/2025 (b)	200,000	198,721
US Bancorp
7.50%, 6/1/2026	100,000	120,370
Series V, 2.38%, 7/22/2026	100,000	91,248
Wells Fargo & Co.
3.07%, 1/24/2023	245,000	238,618
3.30%, 9/9/2024	80,000	77,382
3.00%, 2/19/2025	200,000	188,567
3.00%, 4/22/2026	84,000	78,314
4.10%, 6/3/2026	24,000	23,448
5.38%, 11/2/2043	200,000	208,971
Westpac Banking Corp. (Australia)
4.88%, 11/19/2019	121,000	122,878
2.85%, 5/13/2026	100,000	92,987
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d)	140,000	132,257

		13,948,001

Beverages — 0.5%
Anheuser-Busch Cos. LLC (Belgium)
3.65%, 2/1/2026 (b)	460,000	434,810

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Beverages — continued
4.70%, 2/1/2036 (b)	241,000	224,418
Anheuser-Busch InBev Finance, Inc. (Belgium) 3.30%, 2/1/2023	234,000	227,837
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	150,000	133,978
4.75%, 4/15/2058	95,000	82,820
Constellation Brands, Inc.
4.40%, 11/15/2025	50,000	50,121
5.25%, 11/15/2048	25,000	25,120
Keurig Dr Pepper, Inc.
3.13%, 12/15/2023	100,000	95,496
4.42%, 5/25/2025 (b)	30,000	29,874
3.43%, 6/15/2027	20,000	18,402
4.99%, 5/25/2038 (b)	43,000	41,269
PepsiCo, Inc. 4.45%, 4/14/2046	107,000	111,901

		1,476,046

Biotechnology — 0.3%
AbbVie, Inc.
3.60%, 5/14/2025	134,000	128,587
4.50%, 5/14/2035	100,000	92,603
Amgen, Inc.
5.70%, 2/1/2019	40,000	40,081
4.66%, 6/15/2051	50,000	47,177
Baxalta, Inc.
3.60%, 6/23/2022	7,000	6,946
5.25%, 6/23/2045	3,000	3,045
Celgene Corp.
3.63%, 5/15/2024	41,000	39,985
3.45%, 11/15/2027	50,000	45,526
5.70%, 10/15/2040	53,000	56,681
Gilead Sciences, Inc.
3.70%, 4/1/2024	64,000	63,889
3.50%, 2/1/2025	40,000	39,488
3.65%, 3/1/2026	29,000	28,440
4.60%, 9/1/2035	130,000	131,385
4.00%, 9/1/2036	29,000	26,466

		750,299

Building Products — 0.1%
Johnson Controls International plc
3.90%, 2/14/2026	26,000	25,510
5.70%, 3/1/2041	30,000	30,738
4.95%, 7/2/2064 (f)	27,000	25,133

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Building Products — continued
Masco Corp. 6.50%, 8/15/2032	80,000	88,500

		169,881

Capital Markets — 2.4%
Ameriprise Financial, Inc. 2.88%, 9/15/2026	63,000	58,694
Bank of New York Mellon Corp. (The)
4.60%, 1/15/2020	55,000	55,912
(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (d)	83,000	80,721
3.25%, 9/11/2024	100,000	98,697
3.00%, 10/30/2028	100,000	91,904
BlackRock, Inc.
Series 2, 5.00%, 12/10/2019	65,000	66,166
4.25%, 5/24/2021	65,000	66,913
Blackstone Holdings Finance Co. LLC
5.88%, 3/15/2021 (b)	100,000	105,268
4.45%, 7/15/2045 (b)	21,000	19,414
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	55,000	51,951
4.70%, 9/20/2047	44,000	40,513
Charles Schwab Corp. (The)
3.55%, 2/1/2024	125,000	125,020
3.20%, 3/2/2027	100,000	95,451
CME Group, Inc.
3.00%, 3/15/2025	97,000	94,491
5.30%, 9/15/2043	16,000	18,698
Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	49,000	48,212
Deutsche Bank AG (Germany)
4.25%, 10/14/2021	100,000	97,771
3.30%, 11/16/2022	100,000	92,670
Goldman Sachs Group, Inc. (The)
5.38%, 3/15/2020	206,000	210,580
2.35%, 11/15/2021	379,000	365,419
(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (d)	100,000	97,117
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	438,000	420,455
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	213,000	202,859
3.50%, 1/23/2025	100,000	94,831
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (d)	137,000	128,410
4.25%, 10/21/2025	105,000	100,596
3.50%, 11/16/2026	142,000	131,228

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
3.85%, 1/26/2027	45,000	42,352
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	209,000	194,346
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (d)	130,000	125,185
6.75%, 10/1/2037	80,000	90,431
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59,000	60,533
Invesco Finance plc
4.00%, 1/30/2024	29,000	28,951
3.75%, 1/15/2026	36,000	35,120
Jefferies Group LLC 6.45%, 6/8/2027	81,000	84,739
Macquarie Bank Ltd. (Australia)
2.85%, 7/29/2020 (b)	100,000	99,122
4.00%, 7/29/2025 (b)	100,000	99,515
Macquarie Group Ltd. (Australia)
6.00%, 1/14/2020 (b)	220,000	225,811
(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b)(d)	145,000	132,965
(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b)(d)	220,000	216,926
Morgan Stanley
5.63%, 9/23/2019	200,000	202,963
2.65%, 1/27/2020	25,000	24,809
5.50%, 7/28/2021	35,000	36,651
2.63%, 11/17/2021	170,000	165,917
2.75%, 5/19/2022	100,000	97,283
3.75%, 2/25/2023	142,000	141,742
4.10%, 5/22/2023	100,000	100,138
3.70%, 10/23/2024	69,000	67,849
4.00%, 7/23/2025	276,000	272,409
5.00%, 11/24/2025	70,000	71,409
3.88%, 1/27/2026	341,000	332,761
4.35%, 9/8/2026	20,000	19,446
3.63%, 1/20/2027	159,000	151,195
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	222,000	209,822
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	96,000	91,905
Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	65,000	67,501
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (d)	29,000	27,000
Nuveen LLC 4.00%, 11/1/2028 (b)	160,000	164,971

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
State Street Corp.
3.10%, 5/15/2023	24,000	23,582
3.70%, 11/20/2023	77,000	77,772
3.55%, 8/18/2025	147,000	146,700
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17,000	16,817
UBS AG (Switzerland) 2.38%, 8/14/2019	250,000	248,990

		7,255,589

Chemicals — 0.4%
Albemarle Corp. 5.45%, 12/1/2044	50,000	50,043
Chevron Phillips Chemical Co. LLC
3.40%, 12/1/2026 (b)	45,000	43,826
3.70%, 6/1/2028 (b)	80,000	78,844
Dow Chemical Co. (The) 4.25%, 10/1/2034	30,000	27,519
DowDuPont, Inc.
4.49%, 11/15/2025	100,000	103,004
5.32%, 11/15/2038	50,000	51,540
Eastman Chemical Co. 4.50%, 12/1/2028	220,000	218,462
Ecolab, Inc.
3.25%, 1/14/2023	90,000	89,646
3.25%, 12/1/2027	34,000	32,838
International Flavors & Fragrances, Inc.
4.45%, 9/26/2028	45,000	45,691
5.00%, 9/26/2048	52,000	51,865
Mosaic Co. (The)
5.45%, 11/15/2033	36,000	37,031
4.88%, 11/15/2041	8,000	7,296
5.63%, 11/15/2043	80,000	81,358
Nutrien Ltd. (Canada)
3.38%, 3/15/2025	22,000	20,678
4.00%, 12/15/2026	70,000	68,284
4.13%, 3/15/2035	90,000	82,017
Sherwin-Williams Co. (The) 3.13%, 6/1/2024	29,000	27,688
Union Carbide Corp.
7.50%, 6/1/2025	100,000	115,672
7.75%, 10/1/2096	80,000	94,746
Westlake Chemical Corp. 4.38%, 11/15/2047	36,000	30,209

		1,358,257

Commercial Services & Supplies — 0.0% (c)
Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (b)	70,000	70,125

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services & Supplies — continued
Republic Services, Inc.
3.55%, 6/1/2022	21,000	21,087
2.90%, 7/1/2026	21,000	19,818

		111,030

Communications Equipment — 0.1%
Cisco Systems, Inc.
1.85%, 9/20/2021	50,000	48,616
3.00%, 6/15/2022	56,000	55,956
5.90%, 2/15/2039	75,000	92,628

		197,200

Construction & Engineering — 0.1%
Mexico City Airport Trust (Mexico) 4.25%, 10/31/2026 (b)	200,000	177,250

Construction Materials — 0.0% (c)
Martin Marietta Materials, Inc. 3.45%, 6/1/2027	52,000	48,057

Consumer Finance — 0.7%
American Express Co. 4.20%, 11/6/2025	150,000	152,978
American Express Credit Corp.
2.25%, 5/5/2021	73,000	71,435
2.70%, 3/3/2022	105,000	102,916
American Honda Finance Corp.
2.25%, 8/15/2019	33,000	32,845
2.30%, 9/9/2026	17,000	15,499
Capital One Financial Corp.
3.75%, 4/24/2024	130,000	126,781
4.20%, 10/29/2025	40,000	38,651
3.75%, 7/28/2026	196,000	179,615
Caterpillar Financial Services Corp.
7.15%, 2/15/2019	50,000	50,231
1.93%, 10/1/2021	175,000	169,444
Ford Motor Credit Co. LLC
5.88%, 8/2/2021	200,000	205,106
3.81%, 1/9/2024	200,000	184,560
General Motors Financial Co., Inc.
3.45%, 4/10/2022	50,000	48,351
3.70%, 5/9/2023	68,000	64,693
3.95%, 4/13/2024	120,000	113,957
3.50%, 11/7/2024	80,000	72,799
4.00%, 1/15/2025	80,000	74,837
4.35%, 4/9/2025	80,000	75,803
4.30%, 7/13/2025	35,000	33,172
HSBC USA, Inc. 2.35%, 3/5/2020	135,000	133,620

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — continued
John Deere Capital Corp.
3.15%, 10/15/2021	42,000	42,060
3.35%, 6/12/2024	82,000	81,725
Synchrony Financial 3.70%, 8/4/2026	70,000	59,407
Toyota Motor Credit Corp. 2.13%, 7/18/2019	100,000	99,463

		2,229,948

Containers & Packaging — 0.1%
International Paper Co.
3.00%, 2/15/2027	57,000	51,914
7.30%, 11/15/2039	40,000	47,197
WRKCo, Inc. 3.00%, 9/15/2024 (b)	80,000	75,359

		174,470

Diversified Consumer Services — 0.0% (c)
President & Fellows of Harvard College 3.30%, 7/15/2056	86,000	76,214

Diversified Financial Services — 0.6%
AIG Global Funding 1.90%, 10/6/2021 (b)	100,000	95,718
CK Hutchison International Ltd. (Hong Kong) 1.88%, 10/3/2021 (b)	200,000	191,778
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	251,000	242,220
4.42%, 11/15/2035	600,000	504,785
GTP Acquisition Partners I LLC
2.35%, 6/15/2020 (b)	58,000	57,067
3.48%, 6/16/2025 (b)	67,000	66,145
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (b)	200,000	191,468
National Rural Utilities Cooperative Finance Corp.
2.95%, 2/7/2024	44,000	43,294
3.40%, 2/7/2028	100,000	98,597
ORIX Corp. (Japan)
2.90%, 7/18/2022	40,000	39,082
3.25%, 12/4/2024	100,000	96,888
3.70%, 7/18/2027	100,000	96,550
Shell International Finance BV (Netherlands)
2.13%, 5/11/2020	70,000	69,280
4.13%, 5/11/2035	107,000	107,247
Voya Financial, Inc. 3.65%, 6/15/2026	20,000	18,916

		1,919,035

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — 0.6%
AT&T, Inc.
3.95%, 1/15/2025	66,000	64,565
4.13%, 2/17/2026	117,000	114,313
4.30%, 2/15/2030	338,000	319,622
5.25%, 3/1/2037	100,000	98,304
4.90%, 8/15/2037	230,000	214,675
6.00%, 8/15/2040	125,000	127,612
5.35%, 9/1/2040	228,000	222,025
Centel Capital Corp. 9.00%, 10/15/2019	50,000	51,757
Telefonica Emisiones SA (Spain)
5.13%, 4/27/2020	25,000	25,512
5.46%, 2/16/2021	19,000	19,690
7.05%, 6/20/2036	50,000	57,028
Verizon Communications, Inc.
3.45%, 3/15/2021	53,000	53,348
3.38%, 2/15/2025	89,000	86,348
4.50%, 8/10/2033	125,000	123,488
4.40%, 11/1/2034	209,000	201,632
4.27%, 1/15/2036	20,000	18,737
5.25%, 3/16/2037	69,000	71,950

		1,870,606

Electric Utilities — 1.4%
Alabama Power Co. 6.13%, 5/15/2038	62,000	75,994
Avangrid, Inc. 3.15%, 12/1/2024	72,000	69,487
Baltimore Gas & Electric Co. 3.50%, 8/15/2046	47,000	41,508
CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	51,000	49,626
China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	200,000	191,825
Cleveland Electric Illuminating Co. (The)
3.50%, 4/1/2028 (b)	95,000	90,556
4.55%, 11/15/2030 (b)	65,000	66,646
Commonwealth Edison Co. 3.65%, 6/15/2046	30,000	27,198
Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	41,000	40,534
Duke Energy Corp. 2.65%, 9/1/2026	100,000	91,089
Duke Energy Indiana LLC
6.35%, 8/15/2038	60,000	75,766
3.75%, 5/15/2046	60,000	55,385
Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46,000	41,472
Duke Energy Progress LLC
5.30%, 1/15/2019	25,000	25,017
3.70%, 10/15/2046	54,000	48,848

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Edison International 4.13%, 3/15/2028	35,000	33,146
Electricite de France SA (France)
2.15%, 1/22/2019 (b)	40,000	39,976
6.00%, 1/22/2114 (b)	75,000	73,173
Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	220,000	194,179
Entergy Arkansas LLC 3.50%, 4/1/2026	22,000	21,668
Entergy Corp. 2.95%, 9/1/2026	21,000	19,384
Entergy Louisiana LLC
2.40%, 10/1/2026	59,000	54,286
3.05%, 6/1/2031	38,000	34,618
4.00%, 3/15/2033	40,000	40,496
Entergy Mississippi LLC 2.85%, 6/1/2028	33,000	30,870
Evergy, Inc. 4.85%, 6/1/2021	18,000	18,467
FirstEnergy Corp. Series C, 4.85%, 7/15/2047	26,000	26,050
Florida Power & Light Co.
5.40%, 9/1/2035	50,000	56,632
5.95%, 2/1/2038	30,000	36,913
Fortis, Inc. (Canada) 3.06%, 10/4/2026	200,000	182,675
Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100,000	124,205
ITC Holdings Corp. 2.70%, 11/15/2022	100,000	96,652
Jersey Central Power & Light Co. 6.15%, 6/1/2037	30,000	35,012
Kansas City Power & Light Co.
3.15%, 3/15/2023	24,000	23,740
5.30%, 10/1/2041	50,000	56,679
4.20%, 3/15/2048	50,000	48,564
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	56,000	52,769
MidAmerican Energy Co.
3.50%, 10/15/2024	59,000	59,983
3.10%, 5/1/2027	93,000	90,568
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (b)	40,000	39,739
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	45,000	41,519
NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27,000	25,779
Niagara Mohawk Power Corp.
4.88%, 8/15/2019 (b)	40,000	40,355
3.51%, 10/1/2024 (b)	19,000	19,097
Northern States Power Co. 6.25%, 6/1/2036	65,000	82,253

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029 (b)	25,000	29,196
Pacific Gas & Electric Co.
2.95%, 3/1/2026	43,000	35,371
6.05%, 3/1/2034	100,000	92,762
4.50%, 12/15/2041	24,000	18,905
Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	19,000	17,794
Potomac Electric Power Co. 6.50%, 11/15/2037	75,000	94,648
PPL Capital Funding, Inc.
3.40%, 6/1/2023	30,000	29,679
4.00%, 9/15/2047	20,000	17,849
Progress Energy, Inc. 4.40%, 1/15/2021	35,000	35,667
Public Service Co. of Colorado 3.20%, 11/15/2020	18,000	18,079
Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175,000	223,012
Public Service Electric & Gas Co.
3.00%, 5/15/2025	83,000	81,190
5.38%, 11/1/2039	28,000	31,923
Southern California Edison Co.
Series C, 3.50%, 10/1/2023	53,000	52,835
Series B, 3.65%, 3/1/2028	80,000	77,821
Series 05-B, 5.55%, 1/15/2036	80,000	84,765
Tampa Electric Co. 4.45%, 6/15/2049	100,000	97,629
Toledo Edison Co. (The) 6.15%, 5/15/2037	50,000	59,744
Union Electric Co. 2.95%, 6/15/2027	36,000	34,399
Virginia Electric & Power Co. Series A, 3.80%, 4/1/2028	180,000	180,865
6.35%, 11/30/2037	70,000	86,209
Xcel Energy, Inc. 6.50%, 7/1/2036	7,000	8,815

		4,099,555

Electrical Equipment — 0.0% (c)
ABB Finance USA, Inc. (Switzerland)
2.88%, 5/8/2022	23,000	22,646

Electronic Equipment, Instruments & Components — 0.0% (c)
Arrow Electronics, Inc.
4.50%, 3/1/2023	8,000	8,101
3.25%, 9/8/2024	44,000	40,966
3.88%, 1/12/2028	22,000	20,052

		69,119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC 5.13%, 9/15/2040	40,000	38,155
Halliburton Co.
3.50%, 8/1/2023	54,000	53,598
4.85%, 11/15/2035	30,000	29,486
6.70%, 9/15/2038	60,000	70,537
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (b)	60,000	59,738

		251,514

Entertainment — 0.2%
21st Century Fox America, Inc.
7.30%, 4/30/2028	150,000	188,988
6.65%, 11/15/2037	50,000	65,905
NBCUniversal Media LLC 5.95%, 4/1/2041	75,000	86,181
Viacom, Inc.
3.88%, 4/1/2024	36,000	35,309
6.88%, 4/30/2036	70,000	75,190
Walt Disney Co. (The) 1.85%, 7/30/2026	81,000	72,078
Warner Media LLC
4.75%, 3/29/2021	35,000	35,882
3.55%, 6/1/2024	155,000	149,742
3.60%, 7/15/2025	45,000	42,640

		751,915

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.
5.90%, 11/1/2021	30,000	31,699
3.50%, 1/31/2023	87,000	85,496
5.00%, 2/15/2024	71,000	73,440
3.38%, 10/15/2026	44,000	40,956
American Tower Trust #1 3.07%, 3/15/2023 (b)	80,000	78,757
AvalonBay Communities, Inc.
2.85%, 3/15/2023	50,000	48,886
3.45%, 6/1/2025	50,000	49,195
3.90%, 10/15/2046	32,000	29,473
Boston Properties LP
3.13%, 9/1/2023	30,000	28,981
3.20%, 1/15/2025	61,000	58,272
3.65%, 2/1/2026	67,000	64,874
Brixmor Operating Partnership LP
3.65%, 6/15/2024	50,000	48,553
3.85%, 2/1/2025	50,000	48,350
Crown Castle International Corp.
4.88%, 4/15/2022	30,000	30,868
5.25%, 1/15/2023	60,000	62,302

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
4.00%, 3/1/2027	24,000	22,974
Digital Realty Trust LP 3.70%, 8/15/2027	31,000	29,275
Duke Realty LP 3.25%, 6/30/2026	18,000	17,129
EPR Properties
4.50%, 6/1/2027	54,000	52,075
4.95%, 4/15/2028	40,000	39,603
Equity Commonwealth 5.88%, 9/15/2020	165,000	168,999
ERP Operating LP
3.00%, 4/15/2023	50,000	49,177
2.85%, 11/1/2026	46,000	43,259
3.50%, 3/1/2028	61,000	59,343
GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	79,000	74,599
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	43,000	40,949
Government Properties Income Trust
3.75%, 8/15/2019	320,000	320,318
4.00%, 7/15/2022	78,000	76,759
HCP, Inc. 3.88%, 8/15/2024	115,000	113,170
Liberty Property LP 3.25%, 10/1/2026	19,000	17,751
National Retail Properties, Inc. 3.60%, 12/15/2026	58,000	55,803
Realty Income Corp.
3.88%, 7/15/2024	20,000	20,032
3.88%, 4/15/2025	60,000	59,913
4.65%, 3/15/2047	38,000	38,381
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	170,000	164,762
Select Income 3.60%, 2/1/2020	130,000	129,342
Senior Housing Properties Trust
3.25%, 5/1/2019	60,000	59,700
4.75%, 2/15/2028	80,000	75,518
Simon Property Group LP
4.38%, 3/1/2021	70,000	71,471
2.50%, 7/15/2021	119,000	117,115
SITE Centers Corp. 3.63%, 2/1/2025	61,000	58,270
UDR, Inc. 2.95%, 9/1/2026	28,000	25,823
Ventas Realty LP
4.13%, 1/15/2026	34,000	33,733
3.85%, 4/1/2027	49,000	47,268
VEREIT Operating Partnership LP 4.60%, 2/6/2024	170,000	171,859
Vornado Realty LP 3.50%, 1/15/2025	60,000	57,862
Welltower, Inc.
4.50%, 1/15/2024	37,000	37,940
4.00%, 6/1/2025	70,000	69,115

		3,199,389

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food & Staples Retailing — 0.2%
Costco Wholesale Corp. 2.75%, 5/18/2024	21,000	20,424
CVS Pass-Through Trust
7.51%, 1/10/2032 (b)	77,003	89,052
4.70%, 1/10/2036 (b)	171,296	167,732
Kroger Co. (The) 5.40%, 7/15/2040	18,000	18,310
Sysco Corp. 3.55%, 3/15/2025	55,000	54,185
Walgreen Co. 4.40%, 9/15/2042	50,000	43,887
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	47,000	46,250
4.50%, 11/18/2034	23,000	22,080

		461,920

Food Products — 0.2%
Campbell Soup Co. 3.95%, 3/15/2025	90,000	86,261
Cargill, Inc. 3.25%, 3/1/2023 (b)	25,000	24,960
Conagra Brands, Inc.
4.60%, 11/1/2025	45,000	45,163
5.30%, 11/1/2038	100,000	94,594
General Mills, Inc.
4.00%, 4/17/2025	60,000	59,074
4.20%, 4/17/2028	40,000	39,183
Kellogg Co. 3.40%, 11/15/2027	38,000	35,411
Kraft Heinz Foods Co.
4.00%, 6/15/2023	31,000	30,917
5.00%, 7/15/2035	100,000	94,010
6.88%, 1/26/2039	61,000	68,128
McCormick & Co., Inc. 3.15%, 8/15/2024	54,000	52,050
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27,000	27,712
Tyson Foods, Inc.
3.95%, 8/15/2024	49,000	48,712
4.88%, 8/15/2034	20,000	19,384

		725,559

Gas Utilities — 0.1%
Atmos Energy Corp. 4.13%, 10/15/2044	50,000	48,299
Boston Gas Co. 4.49%, 2/15/2042 (b)	22,000	22,226
Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (b)	80,000	79,044
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	25,000	25,502
Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	49,000	48,267
Southern Natural Gas Co. LLC
8.00%, 3/1/2032	53,000	67,562
4.80%, 3/15/2047 (b)	26,000	24,778

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gas Utilities — continued
Southwest Gas Corp. 3.80%, 9/29/2046	44,000	40,049

		355,727

Health Care Equipment & Supplies — 0.0% (c)
Abbott Laboratories 3.88%, 9/15/2025	90,000	91,173
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27,000	26,711

		117,884

Health Care Providers & Services — 0.6%
Aetna, Inc. 2.80%, 6/15/2023	30,000	28,529
Anthem, Inc.
3.30%, 1/15/2023	18,000	17,711
3.35%, 12/1/2024	70,000	68,188
4.10%, 3/1/2028	55,000	53,939
4.65%, 1/15/2043	18,000	17,566
4.65%, 8/15/2044	65,000	62,591
CVS Health Corp.
4.00%, 12/5/2023	116,000	116,324
4.10%, 3/25/2025	354,000	350,893
4.30%, 3/25/2028	95,000	93,023
4.78%, 3/25/2038	140,000	134,302
5.05%, 3/25/2048	78,000	75,965
Express Scripts Holding Co.
3.50%, 6/15/2024	48,000	46,610
4.50%, 2/25/2026	127,000	128,778
Magellan Health, Inc. 4.40%, 9/22/2024	125,000	117,470
Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83,000	77,747
Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36,000	33,521
Quest Diagnostics, Inc. 3.45%, 6/1/2026	17,000	16,325
UnitedHealth Group, Inc.
1.63%, 3/15/2019	36,000	35,903
2.13%, 3/15/2021	175,000	171,339
2.75%, 2/15/2023	42,000	41,094
4.63%, 7/15/2035	34,000	36,126

		1,723,944

Hotels, Restaurants & Leisure — 0.0% (c)
McDonald’s Corp. 4.70%, 12/9/2035	60,000	60,325

Household Durables — 0.0% (c)
Newell Brands, Inc. 5.38%, 4/1/2036	39,000	37,142

Household Products — 0.0% (c)
Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	27,861	29,539

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Household Products — continued
Procter & Gamble Co. (The) 2.70%, 2/2/2026	80,000	76,607

		106,146

Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC
3.40%, 3/15/2022	50,000	49,210
4.25%, 6/15/2022	38,000	38,521
6.25%, 10/1/2039	100,000	104,393
5.75%, 10/1/2041	29,000	29,005
PSEG Power LLC 4.15%, 9/15/2021	37,000	37,404
Southern Power Co. 5.15%, 9/15/2041	50,000	49,757
Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046	25,000	23,357

		331,647

Industrial Conglomerates — 0.1%
General Electric Co.
5.50%, 1/8/2020	88,000	89,027
5.88%, 1/14/2038	100,000	95,704
Honeywell International, Inc. 2.50%, 11/1/2026	150,000	140,375

		325,106

Insurance — 1.1%
AIA Group Ltd. (Hong Kong) 3.90%, 4/6/2028 (b)	210,000	210,275
Allstate Corp. (The) 3.15%, 6/15/2023	31,000	30,959
American Financial Group, Inc. 3.50%, 8/15/2026	100,000	94,384
American International Group, Inc.
4.13%, 2/15/2024	59,000	59,237
3.75%, 7/10/2025	24,000	22,990
3.88%, 1/15/2035	80,000	68,868
Assurant, Inc. 4.20%, 9/27/2023	85,000	85,242
Athene Global Funding
2.75%, 4/20/2020 (b)	106,000	105,010
4.00%, 1/25/2022 (b)	44,000	44,448
Athene Holding Ltd. 4.13%, 1/12/2028	90,000	81,799
Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	100,000	119,162
4.30%, 5/15/2043	62,000	62,742
Chubb INA Holdings, Inc.
2.88%, 11/3/2022	42,000	41,642
2.70%, 3/13/2023	120,000	117,257
CNA Financial Corp. 3.95%, 5/15/2024	44,000	43,589

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (b) (d) (g) (h)	200,000	184,800
Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (b)	75,000	69,968
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (b)	21,000	20,701
Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70,000	65,113
Jackson National Life Global Funding
3.88%, 6/11/2025 (b)	87,000	87,503
3.05%, 4/29/2026 (b)	104,000	98,385
Liberty Mutual Group, Inc.
4.95%, 5/1/2022 (b)	27,000	27,837
6.50%, 3/15/2035 (b)	50,000	58,310
Lincoln National Corp.
4.20%, 3/15/2022	20,000	20,332
4.00%, 9/1/2023	50,000	50,968
3.80%, 3/1/2028	80,000	77,636
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	100,000	94,352
Markel Corp. 3.63%, 3/30/2023	40,000	39,756
Massachusetts Mutual Life Insurance Co. 8.88%, 6/1/2039 (b)	19,000	28,508
MetLife, Inc. 4.13%, 8/13/2042	28,000	26,208
Metropolitan Life Global Funding I 2.30%, 4/10/2019 (b)	175,000	174,702
New York Life Global Funding
2.00%, 4/13/2021 (b)	29,000	28,257
2.35%, 7/14/2026 (b)	65,000	59,664
OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	100,000	100,635
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (d)	50,000	43,928
Principal Financial Group, Inc. 3.13%, 5/15/2023	30,000	29,611
Principal Life Global Funding II 2.15%, 1/10/2020 (b)	100,000	98,944
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (d) (g) (h)	50,000	46,853
Protective Life Global Funding 2.00%, 9/14/2021 (b)	180,000	174,237
Prudential Financial, Inc. 3.91%, 12/7/2047	61,000	54,459

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	150,000	185,152
Reliance Standard Life Global Funding II
2.50%, 1/15/2020 (b)	100,000	99,033
3.85%, 9/19/2023 (b)	105,000	105,874
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (b)	50,000	47,924
Torchmark Corp. 4.55%, 9/15/2028	75,000	76,249

		3,463,503

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
2.80%, 8/22/2024	66,000	64,144
4.80%, 12/5/2034	65,000	69,692
3.88%, 8/22/2037	80,000	77,767
4.25%, 8/22/2057	100,000	97,324
Booking Holdings, Inc. 3.55%, 3/15/2028	100,000	93,677

		402,604

IT Services — 0.2%
DXC Technology Co.
4.25%, 4/15/2024	34,000	33,453
7.45%, 10/15/2029	50,000	59,308
IBM Credit LLC 3.00%, 2/6/2023	110,000	107,886
International Business Machines Corp.
2.25%, 2/19/2021	174,000	170,488
6.22%, 8/1/2027	50,000	57,232
Western Union Co. (The)
3.60%, 3/15/2022	100,000	99,608
6.20%, 6/21/2040	30,000	28,417

		556,392

Life Sciences Tools & Services — 0.0% (c)
Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30,000	27,700

Machinery — 0.1%
Illinois Tool Works, Inc. 4.88%, 9/15/2041	80,000	87,242
Nvent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75,000	73,525
Parker-Hannifin Corp.
4.45%, 11/21/2044	30,000	30,294
4.10%, 3/1/2047	21,000	20,134

		211,195

Media — 0.7%
CBS Corp.
3.70%, 8/15/2024	99,000	96,198
4.00%, 1/15/2026	42,000	40,710

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
Charter Communications Operating LLC
4.91%, 7/23/2025	194,000	192,818
5.38%, 4/1/2038	38,000	35,415
Comcast Cable Holdings LLC 10.13%, 4/15/2022	75,000	90,151
Comcast Corp.
3.95%, 10/15/2025	119,000	120,463
3.15%, 3/1/2026	127,000	121,576
3.55%, 5/1/2028	66,000	63,745
4.25%, 1/15/2033	167,000	165,996
4.20%, 8/15/2034	89,000	85,899
6.50%, 11/15/2035	35,000	41,935
3.90%, 3/1/2038	32,000	29,657
4.60%, 10/15/2038	145,000	146,583
4.00%, 11/1/2049	52,000	46,665
4.95%, 10/15/2058	180,000	183,280
Cox Communications, Inc.
3.35%, 9/15/2026 (b)	67,000	61,847
4.60%, 8/15/2047 (b)	39,000	35,130
Discovery Communications LLC
4.38%, 6/15/2021	78,000	79,372
3.95%, 3/20/2028	42,000	38,967
6.35%, 6/1/2040	90,000	94,399
Time Warner Cable LLC
6.55%, 5/1/2037	50,000	51,361
7.30%, 7/1/2038	50,000	54,254
5.50%, 9/1/2041	100,000	88,482
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	175,000	213,496

		2,178,399

Metals & Mining — 0.2%
Anglo American Capital plc (South Africa) 4.00%, 9/11/2027 (b)	200,000	180,718
Nucor Corp.
4.00%, 8/1/2023	213,000	215,439
6.40%, 12/1/2037	30,000	35,962
Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	80,000	87,664
Vale Overseas Ltd. (Brazil)
6.25%, 8/10/2026	15,000	16,200
6.88%, 11/21/2036	68,000	77,664

		613,647

Multiline Retail — 0.0% (c)
Dollar General Corp. 4.13%, 5/1/2028	55,000	53,407

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — 0.3%
CMS Energy Corp.
3.88%, 3/1/2024	110,000	110,341
2.95%, 2/15/2027	47,000	43,635
Consolidated Edison Co. of New York, Inc.
5.70%, 6/15/2040	38,000	44,432
4.50%, 5/15/2058	54,000	52,309
Consumers Energy Co. 3.25%, 8/15/2046	19,000	16,106
Delmarva Power & Light Co. 4.15%, 5/15/2045	50,000	48,858
Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60,000	57,762
New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	50,000	48,508
NiSource, Inc. 6.25%, 12/15/2040	130,000	153,526
San Diego Gas & Electric Co. 5.35%, 5/15/2035	70,000	76,705
Sempra Energy 4.05%, 12/1/2023	62,000	62,453
Southern Co. Gas Capital Corp.
3.50%, 9/15/2021	37,000	36,969
2.45%, 10/1/2023	19,000	18,109
3.25%, 6/15/2026	17,000	15,905
5.88%, 3/15/2041	96,000	108,616
4.40%, 6/1/2043	42,000	39,903
3.95%, 10/1/2046	21,000	18,409
WEC Energy Group, Inc. 3.55%, 6/15/2025	43,000	42,577

		995,123

Oil, Gas & Consumable Fuels — 2.0%
Andeavor Logistics LP 5.25%, 1/15/2025	45,000	45,821
Apache Corp. 6.00%, 1/15/2037	28,000	27,980
APT Pipelines Ltd. (Australia)
4.20%, 3/23/2025 (b)	120,000	116,917
4.25%, 7/15/2027 (b)	73,000	71,071
BP Capital Markets America, Inc.
3.22%, 4/14/2024	221,000	216,359
3.02%, 1/16/2027	35,000	32,895
BP Capital Markets plc (United Kingdom)
3.81%, 2/10/2024	150,000	151,384
3.51%, 3/17/2025	15,000	14,712
3.28%, 9/19/2027	140,000	133,331
Buckeye Partners LP
4.88%, 2/1/2021	15,000	15,166
3.95%, 12/1/2026	23,000	20,216
5.85%, 11/15/2043	100,000	91,738

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Canadian Natural Resources Ltd. (Canada)
3.90%, 2/1/2025	65,000	63,142
5.85%, 2/1/2035	50,000	53,198
Cenovus Energy, Inc. (Canada) 6.75%, 11/15/2039	158,000	154,344
Chevron Corp.
2.41%, 3/3/2022	150,000	146,838
2.36%, 12/5/2022	20,000	19,367
2.57%, 5/16/2023	200,000	194,763
CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	200,000	202,899
Ecopetrol SA (Colombia)
5.88%, 9/18/2023	28,000	29,113
4.13%, 1/16/2025	33,000	31,268
5.38%, 6/26/2026	39,000	39,185
Enable Midstream Partners LP 4.95%, 5/15/2028	40,000	37,887
Enbridge, Inc. (Canada)
3.70%, 7/15/2027	27,000	25,587
4.50%, 6/10/2044	75,000	71,763
(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	60,000	53,978
Encana Corp. (Canada) 7.20%, 11/1/2031	80,000	90,537
Energy Transfer Operating LP
3.60%, 2/1/2023	150,000	144,507
4.90%, 2/1/2024	68,000	68,824
4.05%, 3/15/2025	45,000	42,660
4.75%, 1/15/2026	32,000	31,116
6.05%, 6/1/2041	100,000	95,652
6.50%, 2/1/2042	17,000	16,986
Eni USA, Inc. (United Kingdom) 7.30%, 11/15/2027	50,000	58,217
Enterprise Products Operating LLC
3.90%, 2/15/2024	25,000	25,148
3.75%, 2/15/2025	25,000	24,747
3.70%, 2/15/2026	38,000	37,459
Series D, 6.88%, 3/1/2033	86,000	105,470
7.55%, 4/15/2038	170,000	215,425
5.10%, 2/15/2045	16,000	16,078
4.95%, 10/15/2054	6,000	5,840
EQT Corp. 3.90%, 10/1/2027	60,000	51,754
Equinor ASA (Norway)
2.65%, 1/15/2024	143,000	138,305
3.25%, 11/10/2024	23,000	22,902
Kerr-McGee Corp. 7.88%, 9/15/2031	90,000	107,851

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Kinder Morgan, Inc. 4.30%, 3/1/2028	140,000	137,445
Magellan Midstream Partners LP
3.20%, 3/15/2025	14,000	13,224
6.40%, 5/1/2037	70,000	81,222
4.20%, 12/1/2042	27,000	23,991
Marathon Petroleum Corp. 3.63%, 9/15/2024	29,000	28,216
MPLX LP
4.88%, 12/1/2024	140,000	142,500
4.13%, 3/1/2027	52,000	49,536
4.80%, 2/15/2029	61,000	60,888
Noble Energy, Inc. 6.00%, 3/1/2041	114,000	111,394
Occidental Petroleum Corp. 3.00%, 2/15/2027	55,000	52,434
ONEOK Partners LP
8.63%, 3/1/2019	40,000	40,283
3.38%, 10/1/2022	8,000	7,854
5.00%, 9/15/2023	72,000	74,184
4.90%, 3/15/2025	100,000	101,356
6.65%, 10/1/2036	15,000	16,798
Petro-Canada (Canada) 6.80%, 5/15/2038	105,000	122,272
Petroleos Mexicanos (Mexico)
4.63%, 9/21/2023	100,000	93,850
4.88%, 1/18/2024	20,000	18,645
6.88%, 8/4/2026	26,000	25,220
6.50%, 3/13/2027	416,000	391,040
5.35%, 2/12/2028	42,000	36,645
6.50%, 1/23/2029	63,000	58,615
6.63%, 6/15/2035	150,000	130,838
6.38%, 1/23/2045	42,000	33,757
6.75%, 9/21/2047	110,000	90,958
Phillips 66 3.90%, 3/15/2028	70,000	67,659
Phillips 66 Partners LP 4.90%, 10/1/2046	37,000	33,811
Plains All American Pipeline LP
3.60%, 11/1/2024	50,000	47,579
4.65%, 10/15/2025	30,000	29,517
4.30%, 1/31/2043	30,000	23,717
Spectra Energy Partners LP
3.50%, 3/15/2025	19,000	18,146
5.95%, 9/25/2043	25,000	27,331
4.50%, 3/15/2045	7,000	6,338
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	60,000	66,847
Sunoco Logistics Partners Operations LP
4.25%, 4/1/2024	13,000	12,611

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
3.90%, 7/15/2026	24,000	22,186
6.10%, 2/15/2042	60,000	58,025
5.35%, 5/15/2045	53,000	46,966
TC PipeLines LP 3.90%, 5/25/2027	26,000	24,833
Texas Eastern Transmission LP 3.50%, 1/15/2028 (b)	15,000	14,170
Total Capital International SA (France)
2.75%, 6/19/2021	50,000	49,712
3.70%, 1/15/2024	25,000	25,495
TransCanada PipeLines Ltd. (Canada)
7.13%, 1/15/2019	50,000	50,065
6.20%, 10/15/2037	70,000	76,244
4.75%, 5/15/2038	80,000	77,193
Valero Energy Corp. 7.50%, 4/15/2032	20,000	24,684
Western Gas Partners LP
3.95%, 6/1/2025	50,000	47,126
4.50%, 3/1/2028	16,000	14,964
5.45%, 4/1/2044	26,000	22,575
5.30%, 3/1/2048	34,000	29,375
Williams Cos., Inc. (The)
3.90%, 1/15/2025	25,000	24,299
4.85%, 3/1/2048	53,000	48,255

		6,293,288

Pharmaceuticals — 0.3%
Allergan Funding SCS
3.45%, 3/15/2022	52,000	51,202
3.85%, 6/15/2024	42,000	41,422
Allergan, Inc.
3.38%, 9/15/2020	43,000	42,953
2.80%, 3/15/2023	100,000	95,783
Bayer US Finance II LLC (Germany) 4.70%, 7/15/2064 (b)	9,000	7,423
Johnson & Johnson
2.63%, 1/15/2025	121,000	116,551
4.38%, 12/5/2033	19,000	20,322
3.40%, 1/15/2038	123,000	114,627
Merck & Co., Inc.
2.80%, 5/18/2023	63,000	62,148
3.70%, 2/10/2045	10,000	9,618
Mylan NV 3.95%, 6/15/2026	35,000	31,915
Mylan, Inc.
3.13%, 1/15/2023 (b)	25,000	23,442
5.40%, 11/29/2043	21,000	17,793
Pfizer, Inc. 3.00%, 12/15/2026	150,000	144,910

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/2023	83,000	78,456
3.20%, 9/23/2026	70,000	63,378

		921,943

Real Estate Management & Development — 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (b)	200,000	198,541

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC
3.00%, 3/15/2023	50,000	49,638
5.75%, 5/1/2040	85,000	99,655
5.40%, 6/1/2041	126,000	142,757
4.38%, 9/1/2042	25,000	24,978
5.15%, 9/1/2043	77,000	86,326
4.70%, 9/1/2045	35,000	36,646
Canadian Pacific Railway Co. (Canada)
4.50%, 1/15/2022	35,000	36,060
6.13%, 9/15/2115	55,000	64,074
CSX Corp.
4.25%, 6/1/2021	33,000	33,729
5.50%, 4/15/2041	50,000	55,497
ERAC USA Finance LLC
4.50%, 8/16/2021 (b)	45,000	45,907
2.60%, 12/1/2021 (b)	50,000	48,647
7.00%, 10/15/2037 (b)	160,000	199,113
5.63%, 3/15/2042 (b)	12,000	13,134
JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	70,000	70,866
Norfolk Southern Corp.
3.95%, 10/1/2042	70,000	64,268
4.05%, 8/15/2052	40,000	35,778
Penske Truck Leasing Co. LP
3.95%, 3/10/2025 (b)	25,000	24,501
3.40%, 11/15/2026 (b)	25,000	23,377
4.20%, 4/1/2027 (b)	75,000	73,384
Ryder System, Inc. 2.25%, 9/1/2021	100,000	96,738
Union Pacific Corp. 4.10%, 9/15/2067	70,000	59,589

		1,384,662

Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 4.50%, 12/5/2036	64,000	60,490
Broadcom Corp.
3.63%, 1/15/2024	120,000	113,524
3.88%, 1/15/2027	100,000	89,770

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Intel Corp. 3.70%, 7/29/2025	49,000	49,450
4.00%, 12/15/2032	60,000	61,825
4.10%, 5/19/2046	38,000	37,262
3.73%, 12/8/2047	26,000	24,064
QUALCOMM, Inc. 3.25%, 5/20/2027	75,000	70,089

		506,474

Software — 0.5%
Microsoft Corp.
2.38%, 2/12/2022	30,000	29,645
2.65%, 11/3/2022	160,000	158,899
2.38%, 5/1/2023	53,000	51,862
2.00%, 8/8/2023	125,000	120,175
2.88%, 2/6/2024	90,000	89,145
3.50%, 2/12/2035	68,000	64,969
3.45%, 8/8/2036	125,000	118,428
4.00%, 2/12/2055	19,000	18,690
3.95%, 8/8/2056	48,000	46,912
4.50%, 2/6/2057	119,000	127,000
Oracle Corp.
2.50%, 5/15/2022	52,000	50,898
2.40%, 9/15/2023	101,000	96,916
4.30%, 7/8/2034	200,000	200,954
3.90%, 5/15/2035	200,000	191,646
VMware, Inc. 2.95%, 8/21/2022	101,000	96,265

		1,462,404

Specialty Retail — 0.1%
Home Depot, Inc. (The)
2.13%, 9/15/2026	58,000	52,238
3.90%, 12/6/2028	110,000	112,739
4.20%, 4/1/2043	34,000	33,464
Lowe’s Cos., Inc. 3.38%, 9/15/2025	72,000	68,356
O’Reilly Automotive, Inc.
3.55%, 3/15/2026	80,000	76,884
3.60%, 9/1/2027	49,000	46,711

		390,392

Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.
2.85%, 5/6/2021	126,000	126,081
2.15%, 2/9/2022	181,000	176,467
3.00%, 2/9/2024	197,000	194,537
2.85%, 5/11/2024	62,000	60,460
2.75%, 1/13/2025	150,000	144,701
3.20%, 5/13/2025	32,000	31,516
2.45%, 8/4/2026	74,000	68,430

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Technology Hardware, Storage & Peripherals — continued
3.20%, 5/11/2027	57,000	55,041
3.00%, 6/20/2027	56,000	53,395
4.50%, 2/23/2036	43,000	45,595
3.45%, 2/9/2045	31,000	27,490
3.85%, 8/4/2046	117,000	110,323
3.75%, 9/12/2047	140,000	128,783
Dell International LLC 6.02%, 6/15/2026 (b)	135,000	135,672
Dell, Inc. 7.10%, 4/15/2028	25,000	25,750

		1,384,241

Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) 4.63%, 7/11/2024 (b)	200,000	196,651

Tobacco — 0.0% (c)
BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	75,000	61,450

Trading Companies & Distributors — 0.3%
Air Lease Corp.
3.25%, 3/1/2025	48,000	44,204
3.63%, 4/1/2027	85,000	76,064
Aircastle Ltd. 4.40%, 9/25/2023	95,000	93,429
Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	100,000	96,758
BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (b)	200,000	192,378
International Lease Finance Corp.
8.63%, 1/15/2022	70,000	77,820
5.88%, 8/15/2022	150,000	157,110
WW Grainger, Inc. 4.60%, 6/15/2045	77,000	79,216

		816,979

Water Utilities — 0.0% (c)
American Water Capital Corp.
3.40%, 3/1/2025	34,000	33,606
4.00%, 12/1/2046	52,000	49,048

		82,654

Wireless Telecommunication Services — 0.2%
Crown Castle Towers LLC
3.22%, 5/15/2022 (b)	42,000	41,301
3.66%, 5/15/2025 (b)	60,000	58,288
Rogers Communications, Inc. (Canada) 8.75%, 5/1/2032	25,000	34,085
Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (b)	137,500	135,781
Vodafone Group plc (United Kingdom)
4.13%, 5/30/2025	64,000	63,253

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wireless Telecommunication Services — continued
5.00%, 5/30/2038	114,000	106,933
5.25%, 5/30/2048	64,000	60,162

		499,803

Total Corporate Bonds (Cost $70,718,175)		68,493,983

Mortgage-Backed Securities — 15.5%
FHLMC
Pool # 611141, ARM, 4.18%, 1/1/2027 (i)	29,201	30,166
Pool # 846812, ARM, 4.45%, 4/1/2030 (i)	5,397	5,639
Pool # 1B1665, ARM, 4.07%, 4/1/2034 (i)	24,977	26,114
Pool # 1B2844, ARM, 3.59%, 3/1/2035 (i)	31,964	33,126
Pool # 1B3209, ARM, 4.01%, 1/1/2037 (i)	16,527	17,296
FHLMC Gold Pools, 30 Year, Single Family
Pool # D70244, 6.00%, 4/1/2026	51,437	55,316
Pool # G00981, 8.50%, 7/1/2028	1,853	2,094
Pool # C22459, 6.50%, 2/1/2029	6,203	6,734
Pool # C00785, 6.50%, 6/1/2029	11,897	13,062
Pool # C01292, 6.00%, 2/1/2032	6,874	7,500
Pool # C66034, 6.50%, 4/1/2032	33,167	36,008
Pool # A13625, 5.50%, 10/1/2033	41,329	44,827
Pool # A28796, 6.50%, 11/1/2034	13,266	15,203
Pool # A46417, 7.00%, 4/1/2035	40,053	46,253
Pool # A84629, 6.00%, 2/1/2039	16,069	17,281
Pool # Q48338, 4.50%, 5/1/2047	258,985	269,225
FHLMC Gold Pools, Other
Pool # P20570, 7.00%, 7/1/2029	35,574	38,355
Pool # U80265, 3.50%, 4/1/2033	538,028	545,764
Pool # U90690, 3.50%, 6/1/2042	518,653	521,662
Pool # U90975, 4.00%, 6/1/2042	258,761	265,509
Pool # U99134, 4.00%, 1/1/2046	281,163	288,503
FHLMC, 30 Year, Single Family
Pool # 546257, 10.00%, 1/1/2020	541	544
FNMA
Pool # 116612, ARM, 3.62%, 3/1/2019 (i)	5	5
Pool # 303532, ARM, 4.02%, 3/1/2029 (i)	836	861
Pool # 745446, ARM, 4.46%, 4/1/2033 (i)	29,845	31,459
Pool # 722985, ARM, 4.32%, 7/1/2033 (i)	16,275	17,001

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # 766610, ARM, 4.49%, 1/1/2034 (i)	42,473	44,280
Pool # 735332, ARM, 4.33%, 8/1/2034 (i)	48,968	51,523
Pool # 735740, ARM, 4.26%, 10/1/2034 (i)	41,466	43,550
Pool # 810896, ARM, 4.14%, 1/1/2035 (i)	106,353	109,645
Pool # 823660, ARM, 4.12%, 5/1/2035 (i)	29,556	30,706
FNMA, 15 Year, Single Family
Pool # 788380, 6.00%, 7/1/2019	1,333	1,333
Pool # 735911, 6.50%, 8/1/2020	1,757	1,769
Pool # 840495, 5.50%, 4/1/2022	6,899	6,906
Pool # 899316, 5.50%, 4/1/2022	454	461
Pool # 928637, 6.00%, 9/1/2022	3,360	3,446
Pool # 949415, 4.50%, 3/1/2023	7,973	8,116
Pool # 962871, 4.50%, 5/1/2023	11,564	11,899
FNMA, 20 Year, Single Family
Pool # 252348, 6.50%, 3/1/2019	107	107
Pool # 254305, 6.50%, 5/1/2022	5,623	6,035
Pool # 555791, 6.50%, 12/1/2022	5,187	5,567
Pool # 762498, 5.00%, 11/1/2023	91,681	96,071
Pool # 255609, 4.50%, 1/1/2025	12,629	13,081
FNMA, 30 Year, FHA/VA
Pool # 506427, 9.00%, 4/1/2025	17,666	18,920
Pool # 449336, 8.50%, 10/1/2026	7,547	7,578
Pool # 535442, 8.50%, 6/1/2030	2,845	3,075
FNMA, 30 Year, Single Family
Pool # 250375, 6.50%, 9/1/2025	1,714	1,840
Pool # 338417, 6.50%, 5/1/2026	847	909
Pool # 689977, 8.00%, 3/1/2027	12,361	13,338
Pool # 755973, 8.00%, 11/1/2028	32,312	36,486
Pool # 252211, 6.00%, 1/1/2029	2,048	2,232
Pool # 524949, 7.50%, 3/1/2030	8,011	8,169
Pool # 622534, 3.00%, 9/1/2031	123,539	120,609
Pool # 788150, 6.00%, 3/1/2032	28,541	30,761
Pool # 545639, 6.50%, 4/1/2032	46,632	52,728
Pool # 649624, 7.00%, 8/1/2032	652	659
Pool # 674349, 6.00%, 3/1/2033	7,301	7,840
Pool # 833039, 5.00%, 9/1/2035	31,866	33,837
Pool # 745932, 6.50%, 11/1/2036	60,658	69,030
Pool # 944831, 5.50%, 2/1/2038	5,409	5,759
Pool # 961799, 5.50%, 3/1/2038	3,410	3,635
Pool # 976582, 4.50%, 4/1/2038	2,510	2,600
Pool # 985558, 5.50%, 6/1/2038	1,717	1,832
Pool # AL3438, 6.50%, 10/1/2038	687,912	761,442

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 935241, 4.50%, 5/1/2039	7,208	7,513
Pool # MA2535, 4.50%, 2/1/2046	682,098	707,261
Pool # BH4683, 4.00%, 6/1/2047	461,002	473,035
Pool # BH4684, 4.00%, 6/1/2047	481,229	493,153
Pool # BH4685, 4.00%, 6/1/2047	478,206	488,884
Pool # BK9030, 5.00%, 10/1/2048	1,496,820	1,570,155
FNMA, Other
Pool # AM3498, 2.01%, 6/1/2020	1,000,000	986,401
Pool # AM0806, 2.45%, 11/1/2022	500,000	494,529
Pool # AM1619, 2.34%, 12/1/2022	268,942	264,397
Pool # AM0939, 2.40%, 12/1/2022	491,151	484,367
Pool # AM2747, 2.50%, 4/1/2023	500,000	495,089
Pool # AM3244, 2.52%, 5/1/2023	1,000,000	990,846
Pool # AM3851, 3.02%, 7/1/2023	1,000,000	1,009,043
Pool # AM4070, 3.98%, 8/1/2025	1,991,658	2,091,550
Pool # AN0029, 3.10%, 9/1/2025	996,379	1,005,954
Pool # AM4660, 3.77%, 12/1/2025	300,000	311,675
Pool # AN0890, 2.63%, 3/1/2026	493,574	481,372
Pool # AM6381, 3.29%, 8/1/2026	1,000,000	1,016,019
Pool # AM6392, 3.29%, 8/1/2026	925,000	939,786
Pool # BL0044, 3.71%, 8/1/2026	800,000	825,919
Pool # AM7321, 3.12%, 11/1/2026	982,499	979,019
Pool # AM7515, 3.34%, 2/1/2027	1,000,000	1,010,824
Pool # AN1600, 2.59%, 6/1/2028	892,354	850,228
Pool # AN9686, 3.52%, 6/1/2028	500,000	506,028
Pool # AN9656, 3.57%, 7/1/2028	599,103	608,966
Pool # AN2466, 2.57%, 8/1/2028	500,000	474,350
Pool # 109452, 3.64%, 8/1/2028	995,944	1,017,610
Pool # 405220, 6.00%, 9/1/2028	17,086	18,342
Pool # BL1040, 3.81%, 12/1/2028	300,000	310,101
Pool # AN4559, 3.28%, 2/1/2029	1,500,000	1,484,686
Pool # AN4975, 3.21%, 3/1/2029	2,500,000	2,457,947
Pool # AN5672, 3.20%, 6/1/2029	1,500,000	1,473,918
Pool # AN6099, 3.04%, 7/1/2029	900,000	870,827
Pool # AN5998, 3.06%, 7/1/2029	2,930,602	2,862,279
Pool # AN5971, 2.99%, 8/1/2029	1,400,000	1,347,985
Pool # AN6846, 2.93%, 10/1/2029	1,100,000	1,047,054
Pool # AM6811, 3.69%, 10/1/2029	652,401	673,250
Pool # AN9976, 3.96%, 2/1/2030	1,200,000	1,248,074
Pool # AM8692, 3.03%, 4/1/2030	650,000	621,834
Pool # AM8544, 3.08%, 4/1/2030	494,371	480,934
Pool # 754922, 5.50%, 9/1/2033	39,034	41,551
Pool # 847108, 6.50%, 10/1/2035	78,017	83,065
Pool # AN1330, 3.19%, 3/1/2036	1,136,366	1,123,635
Pool # 257172, 5.50%, 4/1/2038	5,763	5,983
Pool # AO9352, 4.00%, 7/1/2042	274,658	281,837

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA1125, 4.00%, 7/1/2042	463,916	475,975
Pool # MA1178, 4.00%, 9/1/2042	222,967	228,850
Pool # MA1437, 3.50%, 5/1/2043	600,026	603,774
Pool # AL6167, 3.50%, 1/1/2044	647,621	651,659
Pool # MA2545, 3.50%, 2/1/2046	1,179,002	1,182,363
Pool # MA2793, 3.50%, 10/1/2046	309,271	310,157
GNMA I, 30 Year, Single Family
Pool # 326977, 7.50%, 5/15/2023	2,587	2,690
Pool # 359588, 7.50%, 6/15/2023	522	523
Pool # 782507, 9.50%, 10/15/2024	7,406	7,672
Pool # 780029, 9.00%, 11/15/2024	539	557
Pool # 405535, 7.00%, 12/15/2025	1,253	1,321
Pool # 412336, 8.00%, 10/15/2027	2,531	2,765
Pool # 451507, 8.00%, 10/15/2027	2,423	2,455
Pool # 412369, 7.00%, 11/15/2027	1,777	1,870
Pool # 467705, 6.50%, 3/15/2028	1,785	1,921
Pool # 472679, 7.00%, 6/15/2028	4,974	5,359
Pool # 486537, 7.50%, 9/15/2028	3,274	3,523
Pool # 781614, 7.00%, 6/15/2033	6,059	7,050
Pool # 617653, 6.00%, 5/15/2037	30,771	33,025
Pool # 678574, 5.50%, 6/15/2038	737,623	819,566
Pool # 681554, 5.50%, 7/15/2038	696,802	768,029
Pool # 678169, 5.50%, 9/15/2038	386,855	426,453
Pool # 681568, 5.50%, 9/15/2038	785,986	866,387
Pool # 694458, 6.00%, 10/15/2038	9,741	10,455
Pool # 782510, 6.50%, 12/15/2038	28,714	32,381
GNMA II
Pool # 81008, ARM, 4.25%, 7/20/2034 (i)	56,645	57,035
Pool # 81074, ARM, 4.25%, 9/20/2034 (i)	77,771	77,776
GNMA II, 30 Year, Single Family
Pool # 2006, 8.50%, 5/20/2025	1,068	1,140
Pool # 2324, 8.00%, 11/20/2026	23,304	26,147
Pool # 2341, 7.50%, 12/20/2026	1,196	1,334
Pool # 2362, 8.00%, 1/20/2027	3,205	3,522
GNMA II, Other
Pool # AD0018, 3.75%, 12/20/2032	134,227	135,654

Total Mortgage-Backed Securities (Cost $48,616,707)		47,719,944

Asset-Backed Securities — 11.4%
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	114,991	113,944
Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	86,375	83,024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	260,000	248,205
Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	185,000	176,815
American Airlines Pass-Through Trust
Series 2011-1, Class A, 5.25%, 1/31/2021	13,841	14,135
Series 2013-1, Class A, 4.00%, 7/15/2025	74,978	74,404
Series 2017-2, Class B, 3.70%, 10/15/2025	107,288	103,741
Series 2014-1, Class A, 3.70%, 10/1/2026	38,887	37,651
Series 2016-2, Class A, 3.65%, 6/15/2028	14,392	13,667
Series 2016-3, Class AA, 3.00%, 10/15/2028	218,555	206,483
Series 2017-1, Class AA, 3.65%, 2/15/2029	148,724	146,378
American Credit Acceptance Receivables Trust Series 2016-4, Class C, 2.91%, 2/13/2023‡ (b)	92,905	92,721
American Homes 4 Rent Trust
Series 2014-SFR2, Class A, 3.79%, 10/17/2036‡ (b)	418,317	422,095
Series 2014-SFR2, Class C, 4.71%, 10/17/2036 (b)	200,000	209,384
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	232,136	233,000
Series 2014-SFR3, Class E, 6.42%, 12/17/2036‡ (b)	200,000	222,699
Series 2015-SFR2, Class C, 4.69%, 10/17/2045 (b)	200,000	207,180
Series 2015-SFR1, Class D, 4.41%, 4/17/2052 (b)	380,000	385,355
Series 2015-SFR1, Class E, 5.64%, 4/17/2052‡ (b)	100,000	107,043
AmeriCredit Automobile Receivables Trust
Series 2016-3, Class A3, 1.46%, 5/10/2021	20,292	20,208
Series 2016-4, Class B, 1.83%, 12/8/2021	600,000	592,832
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (b)	98,593	98,214
B2R Mortgage Trust
Series 2015-1, Class A1, 2.52%, 5/15/2048 (b)	28,740	28,425
Series 2015-2, Class A, 3.34%, 11/15/2048 (b)	131,021	130,486

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (b)	40,586	40,419
Bear Stearns Asset-Backed Securities Trust Series 2006-SD1, Class A, 2.88%, 4/25/2036‡ (i)	3,455	3,441
BMW Vehicle Lease Trust Series 2016-2, Class A4, 1.57%, 2/20/2020	250,000	249,069
British Airways Pass-Through Trust (United Kingdom)
Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	85,920	84,238
Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	114,943	113,299
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033(b)	293,691	295,339
Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	380,628	384,689
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	77,000	76,078
Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023‡	370,139	369,330
Capital Auto Receivables Asset Trust
Series 2016-2, Class A4, 1.63%, 1/20/2021	63,000	62,635
Series 2018-1, Class A3, 2.79%, 1/20/2022 (b)	625,000	623,411
Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 9/15/2022 (b)	71,339	71,013
Chrysler Capital Auto Receivables Trust
Series 2016-AA, Class A3, 1.77%, 10/15/2020 (b)	3,513	3,511
Series 2016-BA, Class A3, 1.64%, 7/15/2021 (b)	176,479	175,608
Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	145,859	145,480
CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 8/16/2021‡ (b)	172,000	174,152
CPS Auto Trust Series 2018-C, Class C, 3.68%, 6/17/2024 (b)	1,901,000	1,911,764
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A, 2.56%, 10/15/2025 (b)	250,000	248,397
Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	250,000	248,065
CVS Pass-Through Trust 5.93%, 1/10/2034 (b)	81,073	87,363

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

CWABS Revolving Home Equity Loan Trust Series 2004-K, Class 2A, 2.76%, 2/15/2034‡ (i)	2,867	2,861
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 3.26%, 3/25/2034‡ (i)	34,694	34,745
Series 2004-1, Class M2, 3.33%, 3/25/2034‡ (i)	7,193	7,109
Series 2004-1, Class 3A, 3.07%, 4/25/2034‡ (i)	1,056	1,010
Delta Air Lines Pass-Through Trust Series 2010-2, Class A, 4.95%, 5/23/2019	6,220	6,254
Drive Auto Receivables Trust
Series 2017-3, Class B, 2.30%, 5/17/2021	656,203	655,470
Series 2016-AA, Class C, 3.91%, 5/17/2021 (b)	62,152	62,259
Series 2017-AA, Class C, 2.98%, 1/18/2022 (b)	87,688	87,600
Series 2017-1, Class C, 2.84%, 4/15/2022	231,000	230,707
Series 2015-DA, Class D, 4.59%, 1/17/2023‡ (b)	132,000	132,865
Series 2017-1, Class D, 3.84%, 3/15/2023	262,000	262,945
Series 2017-2, Class C, 2.75%, 9/15/2023	367,000	366,258
Series 2017-3, Class D, 3.53%, 12/15/2023 (b)	570,000	570,468
Series 2016-CA, Class D, 4.18%, 3/15/2024 (b)	220,000	221,122
Series 2017-AA, Class D, 4.16%, 5/15/2024 (b)	127,000	128,433
DT Auto Owner Trust
Series 2016-4A, Class D, 3.77%, 10/17/2022 (b)	113,300	113,471
Series 2017-1A, Class D, 3.55%, 11/15/2022 (b)	115,000	115,132
Series 2017-2A, Class C, 3.03%, 1/17/2023 (b)	196,000	195,795
Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	105,000	104,829
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 2/22/2022 (b)	104,838	104,241
Exeter Automobile Receivables Trust
Series 2016-3A, Class B, 2.84%, 8/16/2021 (b)	81,131	81,014

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2016-1A, Class C, 5.52%, 10/15/2021 (b)	135,000	136,639
Series 2017-3A, Class A, 2.05%, 12/15/2021 (b)	47,681	47,391
Series 2018-4A, Class B, 3.64%, 11/15/2022 (b)	196,000	195,958
Series 2017-1A, Class C, 3.95%, 12/15/2022 (b)	60,000	60,501
Series 2018-1A, Class C, 3.03%, 1/17/2023 (b)	155,000	154,020
Flagship Credit Auto Trust
Series 2015-3, Class A, 2.38%, 10/15/2020 (b)	12,224	12,214
Series 2016-1, Class A, 2.77%, 12/15/2020 (b)	25,440	25,424
Series 2014-2, Class C, 3.95%, 12/15/2020 (b)	16,921	16,951
Series 2016-4, Class A2, 1.96%, 2/16/2021 (b)	123,921	123,692
Series 2015-3, Class B, 3.68%, 3/15/2022 (b)	126,000	126,288
Series 2015-3, Class C, 4.65%, 3/15/2022 (b)	76,000	77,117
Series 2016-1, Class C, 6.22%, 6/15/2022 (b)	250,000	258,466
Series 2016-4, Class C, 2.71%, 11/15/2022 (b)	249,000	247,195
Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	146,000	144,903
FORT CRE LLC Series 2018-1A, Class C, 5.31%, 12/21/2023 (b) (i)	760,000	759,664
FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (b)	525,527	526,090
GM Financial Automobile Leasing Trust
Series 2018-1, Class A3, 2.61%, 1/20/2021	320,000	318,474
Series 2018-2, Class A3, 3.06%, 6/21/2021	404,000	403,401
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	27,247	27,084
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	78,466	79,294
Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	314,158	309,264
HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (b)	270,377	270,039

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hero Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	287,806	293,819
HERO Funding Trust (Cayman Islands)
Series 2016-3A, Class A1, 3.08%, 9/20/2042 (b)	76,272	74,618
Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	200,874	208,311
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	147,141	145,618
Hyundai Auto Receivables Trust Series 2016-A, Class D, 3.23%, 12/15/2022	1,220,000	1,215,678
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 3/15/2022 (b)	700,000	704,687
Lendmark Funding Trust Series 2017-1A, Class A, 2.83%, 12/22/2025 (b)	162,000	159,840
Long Beach Mortgage Loan Trust
Series 2003-4, Class M1, 3.53%, 8/25/2033‡ (i)	33,364	33,357
Series 2004-1, Class M1, 3.26%, 2/25/2034‡ (i)	70,064	69,268
Series 2004-1, Class M2, 3.33%, 2/25/2034‡ (i)	7,316	7,305
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 2/20/2029 (b)	176,000	176,003
Marlette Funding Trust
Series 2017-1A, Class A, 2.83%, 3/15/2024 (b)	33,818	33,801
Series 2018-1A, Class A, 2.61%, 3/15/2028 (b)	167,894	167,364
New Century Home Equity Loan Trust Series 2005-1, Class M1, 3.18%, 3/25/2035‡ (i)	116,952	116,335
New Residential Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (b)	90,000	89,440
Ocwen Master Advance Receivables Trust Series 2018-T2, Class AT2, 3.60%, 8/15/2050 (b)	485,000	486,169
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (b)	129,000	129,153
OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	270,000	272,865

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
OneMain Financial Issuance Trust
Series 2015-2A, Class B, 3.10%, 7/18/2025‡ (b)	39,744	39,724
Series 2015-1A, Class A, 3.19%, 3/18/2026 (b)	44,709	44,672
Series 2015-1A, Class B, 3.85%, 3/18/2026 (b)	100,000	100,272
Series 2016-1A, Class A, 3.66%, 2/20/2029 (b)	215,000	215,392
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (b)	250,000	247,746
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (b)	253,000	250,716
Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (b)	801,000	808,468
Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 (b) (f)	400,000	400,722
Progress Residential Trust
Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (b)	224,112	221,275
Series 2015-SFR2, Class B, 3.14%, 6/12/2032‡ (b)	150,000	148,674
Series 2015-SFR3, Class A, 3.07%, 11/12/2032 (b)	433,559	429,608
Series 2015-SFR3, Class D, 4.67%, 11/12/2032‡ (b)	100,000	101,235
Prosper Marketplace Issuance Trust
Series 2017-2A, Class A, 2.41%, 9/15/2023 (b)	9,209	9,203
Series 2017-3A, Class A, 2.36%, 11/15/2023 (b)	78,195	77,985
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 8/15/2022 (b)	730,000	727,762
Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (b)	81,509	82,007
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (b)	310,678	309,492
Santander Drive Auto Receivables Trust
Series 2016-3, Class B, 1.89%, 6/15/2021‡	213,860	213,311
Series 2018-3, Class A3, 3.03%, 2/15/2022	321,000	321,185
Series 2018-1, Class D, 3.32%, 3/15/2024	346,000	343,590
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	300,000	299,628

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (b)	41,654	41,567
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	59,853	57,278
Spirit Master Funding LLC Series 2017-1A, Class A, 4.36%, 12/20/2047 (b)	278,093	281,278
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024(b)	77,385	77,278
Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (b)	54,496	54,855
Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	370,000	373,279
TCF Auto Receivables Owner Trust Series 2016-PT1A, Class A, 1.93%, 6/15/2022 (b)	174,863	173,117
Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (b)	578,263	578,072
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (b)	130,313	126,601
United Airlines Pass-Through Trust
Series 2013-1, Class A, 4.30%, 8/15/2025	160,497	163,875
Series 2016-1, Class B, 3.65%, 1/7/2026	60,347	58,984
Series 2018-1, Class B, 4.60%, 3/1/2026	40,000	40,012
Series 2014-1, Class A, 4.00%, 4/11/2026	60,417	60,200
Series 2016-2, Class AA, 2.88%, 10/7/2028	94,714	86,976
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (b)	215,042	214,906
Upstart Securitization Trust Series 2017-1, Class A, 2.64%, 6/20/2024 (b)	12,638	12,625
US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 7/15/2023 (b)	468,407	471,969
Verizon Owner Trust
Series 2017-2A, Class A, 1.92%, 12/20/2021(b)	393,000	388,983
Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	388,000	383,342
Series 2018-A, Class A1A, 3.23%, 4/20/2023	400,000	402,412
Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (b)	60,617	60,436

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/2/2024‡ (b)	325,956	325,956
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25%, 6/25/2047‡ (b)(f)	89,517	89,082
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047‡ (b)(f)	426,985	422,634
VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048‡ (b)(f)	234,811	234,851
VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048‡ (b)(f)	293,290	293,260
VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048‡ (b)(f)	238,537	238,228
VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048‡ (b)(f)	736,152	734,716
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (b)	153,336	152,287
Westlake Automobile Receivables Trust
Series 2015-3A, Class D, 4.40%, 5/17/2021 (b)	53,725	53,740
Series 2016-3A, Class C, 2.46%, 1/18/2022 (b)	645,000	642,694
Series 2017-1A, Class C, 2.70%, 10/17/2022 (b)	77,000	76,613
Series 2018-1A, Class C, 2.92%, 5/15/2023 (b)	830,000	822,279

Total Asset-Backed Securities (Cost $35,211,242)		35,110,730

Collateralized Mortgage Obligations — 10.1%
Acre 12/15/2020	500,000	500,000
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	963,835	1,000,409
Series 2005-J1, Class 1A4, IF, IO, 2.59%, 2/25/2035‡ (i)	62,395	880
Series 2005-22T1, Class A2, IF, IO, 2.56%, 6/25/2035‡ (i)	454,686	42,847
Series 2005-20CB, Class 3A8, IF, IO, 2.24%, 7/25/2035‡ (i)	274,486	22,596
Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	382,994	364,746
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	160,602	148,999
ARIVO 9/15/2019‡	262,125	262,125
Banc of America Alternative Loan Trust
Series 2004-6, Class 15PO, PO, 7/25/2019‡	2,796	2,558
Series 2004-5, Class 3A3, PO, 6/25/2034‡	133,429	116,856

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034‡	18,856	15,942
Series 2005-E, Class 4A1, 4.56%, 3/20/2035 (i)	30,485	30,617
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	94,932	90,050
Series 2005-7, Class 30PO, PO, 11/25/2035‡	18,220	15,160
Banc of America Mortgage Trust Series 2004-J, Class 3A1, 4.87%, 11/25/2034 (i)	41,156	41,184
Bear Stearns ARM Trust
Series 2003-7, Class 3A, 4.20%, 10/25/2033 (i)	21,712	21,632
Series 2006-1, Class A1, 4.91%, 2/25/2036 (i)	106,629	107,210
CHL Mortgage Pass-Through Trust
Series 2004-J8, Class POA, PO, 11/25/2019‡	286	286
Series 2004-HYB1, Class 2A, 4.00%, 5/20/2034 (i)	13,661	13,608
Series 2004-HYB3, Class 2A, 3.63%, 6/20/2034 (i)	30,073	30,133
Series 2004-7, Class 2A1, 3.96%, 6/25/2034 (i)	28,009	28,820
Series 2005-16, Class A23, 5.50%, 9/25/2035	59,990	56,881
Series 2005-22, Class 2A1, 4.08%, 11/25/2035 (i)	131,508	115,676
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-HYB1, Class A, 4.74%, 9/25/2033 (i)	14,601	14,702
Citigroup Mortgage Loan Trust, Inc.
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	2,826	2,821
Series 2005-1, Class 2A1A, 3.41%, 2/25/2035 (i)	56,213	48,178
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5, Class 5P, PO, 8/25/2019‡	88	88
CVS Pass-Through Trust 8.35%, 7/10/2031 (b)	76,469	92,522
DT Asset Trust 5.84%, 12/16/2022	500,000	499,615
FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	36,731	38,254
FHLMC REMIC
Series 2134, Class PI, IO, 6.50%, 3/15/2019	98	—	(j)
Series 2827, Class DG, 4.50%, 7/15/2019	793	792

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 99, Class Z, 9.50%, 1/15/2021	14	14
Series 1065, Class J, 9.00%, 4/15/2021	143	150
Series 1113, Class J, 8.50%, 6/15/2021	69	69
Series 1250, Class J, 7.00%, 5/15/2022	821	833
Series 1316, Class Z, 8.00%, 6/15/2022	2,389	2,523
Series 1324, Class Z, 7.00%, 7/15/2022	4,036	4,191
Series 1343, Class LB, 7.50%, 8/15/2022	3,551	3,763
Series 1343, Class LA, 8.00%, 8/15/2022	17,248	18,287
Series 1395, Class G, 6.00%, 10/15/2022	2,102	2,171
Series 1394, Class ID, IF, 9.57%, 10/15/2022 (i)	2,503	2,755
Series 2535, Class BK, 5.50%, 12/15/2022	19,184	19,589
Series 1798, Class F, 5.00%, 5/15/2023	8,364	8,557
Series 1518, Class G, IF, 6.48%, 5/15/2023 (i)	3,217	3,387
Series 1505, Class Q, 7.00%, 5/15/2023	1,630	1,730
Series 1541, Class O, 2.20%, 7/15/2023 (i)	3,390	3,381
Series 2638, Class DS, IF, 6.14%, 7/15/2023 (i)	19,729	20,209
Series 1577, Class PV, 6.50%, 9/15/2023	97,306	102,672
Series 1584, Class L, 6.50%, 9/15/2023	55,139	58,215
Series 1633, Class Z, 6.50%, 12/15/2023	57,431	59,983
Series 1638, Class H, 6.50%, 12/15/2023	75,792	80,044
Series 2283, Class K, 6.50%, 12/15/2023	8,798	9,260
Series 1700, Class GA, PO, 2/15/2024	1,710	1,645
Series 1865, Class D, PO, 2/15/2024	4,026	3,699
Series 1671, Class QC, IF, 10.00%, 2/15/2024 (i)	2,387	2,887
Series 1694, Class PK, 6.50%, 3/15/2024	6,675	7,028
Series 2033, Class SN, HB, IF, 26.59%, 3/15/2024 (i)	1,901	434
Series 2306, Class K, PO, 5/15/2024	2,430	2,287
Series 2306, Class SE, IF, IO, 7.54%, 5/15/2024 (i)	5,830	857

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 1863, Class Z, 6.50%, 7/15/2026	16,449	17,347
Series 1981, Class Z, 6.00%, 5/15/2027	7,532	7,972
Series 1987, Class PE, 7.50%, 9/15/2027	12,168	13,709
Series 1999, Class PU, 7.00%, 10/15/2027	32,830	35,370
Series 2031, Class PG, 7.00%, 2/15/2028	60,677	67,309
Series 2035, Class PC, 6.95%, 3/15/2028	62,006	67,529
Series 2038, Class PN, IO, 7.00%, 3/15/2028	4,284	753
Series 2057, Class PE, 6.75%, 5/15/2028	79,083	87,110
Series 2054, Class PV, 7.50%, 5/15/2028	12,054	13,459
Series 2064, Class TE, 7.00%, 6/15/2028	14,434	15,929
Series 2075, Class PH, 6.50%, 8/15/2028	13,382	14,614
Series 2095, Class PE, 6.00%, 11/15/2028	42,777	46,129
Series 2132, Class SB, HB, IF, 20.37%, 3/15/2029 (i)	2,566	3,661
Series 2178, Class PB, 7.00%, 8/15/2029	24,838	27,641
Series 2182, Class ZB, 8.00%, 9/15/2029	42,181	47,910
Series 2204, Class GB, IO, 8.27%, 12/20/2029‡ (i)	483	483
Series 2247, Class Z, 7.50%, 8/15/2030	8,258	9,231
Series 2259, Class ZC, 7.35%, 10/15/2030	125,169	143,516
Series 2261, Class ZY, 7.50%, 10/15/2030	188	188
Series 2325, Class PM, 7.00%, 6/15/2031	6,318	7,114
Series 2359, Class ZB, 8.50%, 6/15/2031	26,020	30,327
Series 2344, Class ZD, 6.50%, 8/15/2031	47,495	54,418
Series 2344, Class ZJ, 6.50%, 8/15/2031	7,735	8,383
Series 2345, Class NE, 6.50%, 8/15/2031	4,056	4,474
Series 2367, Class ME, 6.50%, 10/15/2031	65,697	71,356

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2390, Class DO, PO, 12/15/2031	7,282	6,631
Series 2410, Class QX, IF, IO, 6.19%, 2/15/2032 (i)	14,337	2,988
Series 2410, Class OE, 6.38%, 2/15/2032	11,663	12,447
Series 2412, Class SP, IF, 11.19%, 2/15/2032 (i)	14,685	17,520
Series 2410, Class QS, IF, 13.12%, 2/15/2032 (i)	11,519	14,388
Series 2444, Class ES, IF, IO, 5.49%, 3/15/2032 (i)	17,244	2,955
Series 2450, Class SW, IF, IO, 5.54%, 3/15/2032 (i)	11,496	1,904
Series 2423, Class MC, 7.00%, 3/15/2032	27,904	31,291
Series 2423, Class MT, 7.00%, 3/15/2032	44,574	50,232
Series 2647, Class A, 3.25%, 4/15/2032	51,771	52,382
Series 3688, Class NI, IO, 5.00%, 4/15/2032	32,983	608
Series 2435, Class CJ, 6.50%, 4/15/2032	96,063	106,472
Series 2455, Class GK, 6.50%, 5/15/2032	28,056	31,340
Series 2484, Class LZ, 6.50%, 7/15/2032	20,277	22,969
Series 2500, Class MC, 6.00%, 9/15/2032	63,376	69,748
Series 2543, Class YX, 6.00%, 12/15/2032	845,334	934,485
Series 2544, Class HC, 6.00%, 12/15/2032	66,446	72,471
Series 2574, Class PE, 5.50%, 2/15/2033	323,154	353,579
Series 2575, Class ME, 6.00%, 2/15/2033	122,191	133,586
Series 2586, Class WI, IO, 6.50%, 3/15/2033	9,688	2,201
Series 4189, Class MI, IO, 3.00%, 6/15/2033	5,092,310	311,366
Series 2764, Class UG, 5.00%, 3/15/2034	249,355	267,358
Series 2949, Class GE, 5.50%, 3/15/2035	323,798	351,196
Series 3047, Class OD, 5.50%, 10/15/2035	300,000	327,007
Series 3085, Class VS, IF, 18.90%, 12/15/2035 (i)	71,349	105,274

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 3117, Class EO, PO, 2/15/2036	23,003	19,716
Series 3260, Class CS, IF, IO, 3.68%, 1/15/2037 (i)	22,675	3,110
Series 3759, Class HI, IO, 4.00%, 8/15/2037	9,818	176
Series 3380, Class SI, IF, IO, 3.91%, 10/15/2037 (i)	1,251,802	170,645
Series 3385, Class SN, IF, IO, 3.54%, 11/15/2037 (i)	23,080	1,956
Series 3387, Class SA, IF, IO, 3.96%, 11/15/2037 (i)	52,182	4,889
Series 3423, Class PB, 5.50%, 3/15/2038	266,130	290,808
Series 3451, Class SA, IF, IO, 3.59%, 5/15/2038 (i)	24,196	2,663
Series 3455, Class SE, IF, IO, 3.74%, 6/15/2038 (i)	187,934	24,114
Series 3786, Class PD, 4.50%, 1/15/2041	407,000	441,777
FHLMC STRIPS
Series 233, Class 11, IO, 5.00%, 9/15/2035	46,097	8,553
Series 239, Class S30, IF, IO, 5.24%, 8/15/2036 (i)	50,227	8,350
Series 262, Class 35, 3.50%, 7/15/2042	255,933	258,757
Series 299, Class 300, 3.00%, 1/15/2043	248,721	247,791
FHLMC Structured Pass-Through Securities Certificates
Series T-41, Class 3A, 5.49%, 7/25/2032 (i)	10,300	10,976
Series T-54, Class 2A, 6.50%, 2/25/2043	69,476	79,435
Series T-54, Class 3A, 7.00%, 2/25/2043	30,057	34,308
Series T-56, Class APO, PO, 5/25/2043	156,805	131,195
Series T-58, Class APO, PO, 9/25/2043	15,047	12,025
First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	104,748	85,311
First Horizon Mortgage Pass-Through Trust
Series 2004-AR7, Class 2A2, 4.01%, 2/25/2035 (i)	56,734	56,843
Series 2005-AR1, Class 2A2, 3.93%, 4/25/2035 (i)	31,804	32,301
FNMA REMIC
Series 1989-83, Class H, 8.50%, 11/25/2019	319	323

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 1990-1, Class D, 8.80%, 1/25/2020	61	62
Series 1990-10, Class L, 8.50%, 2/25/2020	474	483
Series 1990-93, Class G, 5.50%, 8/25/2020	51	52
Series 1990-143, Class J, 8.75%, 12/25/2020	108	112
Series 1990-140, Class K, HB, 652.15%, 12/25/2020	2	12
Series 2001-4, Class PC, 7.00%, 3/25/2021	10,988	11,158
Series 2002-1, Class HC, 6.50%, 2/25/2022	5,681	5,832
Series 1992-101, Class J, 7.50%, 6/25/2022	7,397	7,853
Series G92-42, Class Z, 7.00%, 7/25/2022	444	456
Series G92-44, Class ZQ, 8.00%, 7/25/2022	207	216
Series 1996-59, Class J, 6.50%, 8/25/2022	957	996
Series 1992-143, Class MA, 5.50%, 9/25/2022	1,437	1,470
Series G92-54, Class ZQ, 7.50%, 9/25/2022	3,247	3,373
Series G92-59, Class F, 1.78%, 10/25/2022 (i)	329	332
Series G92-61, Class Z, 7.00%, 10/25/2022	1,160	1,215
Series G92-66, Class KA, 6.00%, 12/25/2022	2,716	2,807
Series G92-66, Class KB, 7.00%, 12/25/2022	12,843	13,568
Series G93-1, Class KA, 7.90%, 1/25/2023	3,395	3,619
Series 1997-61, Class ZC, 7.00%, 2/25/2023	26,606	28,071
Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (i)	3,685	3,940
Series 1998-43, Class SA, IF, IO, 15.37%, 4/25/2023 (i)	10,115	2,393
Series 1993-146, Class E, PO, 5/25/2023	8,214	7,764
Series 1993-84, Class M, 7.50%, 6/25/2023	542,984	580,119
Series 1993-205, Class H, PO, 9/25/2023	2,772	2,614
Series 1993-155, Class PJ, 7.00%, 9/25/2023	21,291	22,701

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (i)	3,231	3,486
Series 1993-165, Class SD, IF, 12.57%, 9/25/2023 (i)	648	702
Series 1993-203, Class PL, 6.50%, 10/25/2023	27,623	29,645
Series 1995-19, Class Z, 6.50%, 11/25/2023	32,496	34,874
Series 1993-230, Class FA, 3.11%, 12/25/2023 (i)	878	884
Series 1993-223, Class PZ, 6.50%, 12/25/2023	76,021	79,662
Series 1993-225, Class UB, 6.50%, 12/25/2023	29,313	31,245
Series 2003-128, Class DY, 4.50%, 1/25/2024	346,049	353,324
Series 1994-37, Class L, 6.50%, 3/25/2024	61,871	65,273
Series 1994-72, Class K, 6.00%, 4/25/2024	553,772	594,151
Series 1995-2, Class Z, 8.50%, 1/25/2025	6,842	7,499
Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (i)	28,592	773
Series 1997-39, Class PD, 7.50%, 5/20/2027	8,165	9,164
Series 1997-46, Class PL, 6.00%, 7/18/2027	13,612	14,505
Series 1998-36, Class ZB, 6.00%, 7/18/2028	4,789	5,192
Series 1998-46, Class GZ, 6.50%, 8/18/2028	15,931	17,098
Series 1998-58, Class PC, 6.50%, 10/25/2028	31,772	34,580
Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	75,549	7,911
Series 2000-52, IO, 8.50%, 1/25/2031	2,751	610
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	87,469	18,390
Series 2001-30, Class PM, 7.00%, 7/25/2031	26,408	29,978
Series 2001-36, Class DE, 7.00%, 8/25/2031	44,686	49,713
Series 2001-44, Class PD, 7.00%, 9/25/2031	4,273	4,795
Series 2001-61, Class Z, 7.00%, 11/25/2031	68,177	77,218
Series 2002-1, Class SA, IF, 17.04%, 2/25/2032 (i)	1,293	1,719

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (i)	76,129	3,502
Series 2002-15, PO, 4/25/2032	54,080	48,829
Series 2002-28, Class PK, 6.50%, 5/25/2032	28,567	31,607
Series 2002-68, Class SH, IF, IO, 5.55%, 10/18/2032 (i)	58,030	9,249
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (i)	32,150	35,668
Series 2002-77, Class S, IF, 9.89%, 12/25/2032 (i)	6,103	7,054
Series 2003-66, Class PA, 3.50%, 2/25/2033	426	427
Series 2003-22, Class UD, 4.00%, 4/25/2033	142,058	146,994
Series 2003-47, Class PE, 5.75%, 6/25/2033	23,732	25,685
Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	33,296	7,943
Series 2004-4, Class QM, IF, 9.19%, 6/25/2033 (i)	32,304	34,654
Series 2003-64, Class SX, IF, 7.88%, 7/25/2033 (i)	5,664	6,294
Series 2003-132, Class OA, PO, 8/25/2033	8,307	7,776
Series 2003-71, Class DS, IF, 4.33%, 8/25/2033 (i)	30,935	30,711
Series 2003-91, Class SD, IF, 8.32%, 9/25/2033 (i)	8,227	9,139
Series 2003-116, Class SB, IF, IO, 5.09%, 11/25/2033 (i)	80,919	13,051
Series 2003-131, Class CH, 5.50%, 1/25/2034	112,454	122,170
Series 2003-130, Class SX, IF, 7.76%, 1/25/2034 (i)	2,521	2,779
Series 2004-10, Class SC, IF, 18.57%, 2/25/2034 (i)	3,024	3,080
Series 2004-35, Class AZ, 4.50%, 5/25/2034	133,887	139,380
Series 2004-46, Class SK, IF, 9.61%, 5/25/2034 (i)	30,695	35,560
Series 2004-36, Class SA, IF, 12.63%, 5/25/2034 (i)	61,763	81,241
Series 2004-51, Class SY, IF, 9.23%, 7/25/2034 (i)	5,193	5,967
Series 2004-79, Class ZE, 5.50%, 11/25/2034	486,299	547,130
Series 2004-91, Class HC, 6.00%, 12/25/2034	687,847	786,373

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2005-68, Class BC, 5.25%, 6/25/2035	57,327	57,724
Series 2005-45, Class DC, IF, 15.12%, 6/25/2035 (i)	93,992	117,212
Series 2005-84, Class XM, 5.75%, 10/25/2035	70,575	76,346
Series 2006-22, Class AO, PO, 4/25/2036	38,218	32,214
Series 2006-46, Class SW, IF, 15.01%, 6/25/2036 (i)	12,237	16,854
Series 2007-7, Class SG, IF, IO, 3.99%, 8/25/2036 (i)	42,337	9,109
Series 2006-110, PO, 11/25/2036	32,133	27,500
Series 2006-117, Class GS, IF, IO, 4.14%, 12/25/2036 (i)	50,207	6,914
Series 2007-53, Class SH, IF, IO, 3.59%, 6/25/2037 (i)	65,604	8,561
Series 2007-88, Class VI, IF, IO, 4.03%, 9/25/2037 (i)	100,490	17,363
Series 2007-100, Class SM, IF, IO, 3.94%, 10/25/2037 (i)	64,632	8,706
Series 2008-1, Class BI, IF, IO, 3.40%, 2/25/2038 (i)	63,187	7,491
Series 2008-16, Class IS, IF, IO, 3.69%, 3/25/2038 (i)	12,149	1,559
Series 2008-46, Class HI, IO, 1.62%, 6/25/2038 (i)	55,521	3,108
Series 2008-53, Class CI, IF, IO, 4.69%, 7/25/2038 (i)	24,628	3,522
Series 2009-112, Class ST, IF, IO, 3.74%, 1/25/2040 (i)	52,229	6,619
Series 2010-35, Class SB, IF, IO, 3.91%, 4/25/2040 (i)	21,287	2,742
Series 2010-80, Class PZ, 5.00%, 7/25/2040	305,648	348,599
Series 2010-102, Class PN, 5.00%, 9/25/2040	580,000	633,657
Series 2010-134, Class KZ, 4.50%, 12/25/2040	1,343,819	1,439,918
Series 2003-7, Class A1, 6.50%, 12/25/2042	145,014	160,246
Series 2013-67, Class KZ, 2.50%, 4/25/2043	803,066	707,619
Series 2013-128, PO, 12/25/2043	226,709	182,191
Series 2014-19, Class Z, 4.50%, 4/25/2044	457,993	502,006
Series 2016-38, Class NA, 3.00%, 1/25/2046	182,936	181,474
FNMA REMIC Trust
Series 1999-W1, PO, 2/25/2029	19,589	16,976

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 1999-W4, Class A9, 6.25%, 2/25/2029	86,429	91,574
Series 2002-W7, Class A4, 6.00%, 6/25/2029	224,766	245,483
Series 2003-W1, Class 1A1, 5.38%, 12/25/2042 (i)	201,093	211,194
Series 2003-W1, Class 2A, 5.89%, 12/25/2042 (i)	29,216	31,313
FNMA STRIPS
Series 329, Class 1, PO, 1/25/2033	4,738	4,185
Series 365, Class 8, IO, 5.50%, 5/25/2036	19,795	4,455
FNMA Trust Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	18,310	20,499
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.91%, 6/19/2035 (i)	135,247	131,875
GNMA
Series 1994-7, Class PQ, 6.50%, 10/16/2024	52,528	52,454
Series 2000-36, Class PB, 7.50%, 11/16/2030	177,666	177,391
Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	1,018	—	(j)
Series 2001-10, Class PE, 6.50%, 3/16/2031	468,818	468,258
Series 2001-22, Class PS, IF, 14.62%, 3/17/2031 (i)	65,165	66,525
Series 2001-36, Class S, IF, IO, 5.59%, 8/16/2031 (i)	40,278	432
Series 2002-24, Class SB, IF, 8.24%, 4/16/2032 (i)	5,416	5,736
Series 2003-24, PO, 3/16/2033	2,425	2,209
Series 2004-28, Class S, IF, 12.91%, 4/16/2034 (i)	19,119	25,492
Series 2006-38, Class OH, 6.50%, 8/20/2036	500,000	582,921
Series 2007-45, Class QA, IF, IO, 4.17%, 7/20/2037 (i)	79,350	9,205
Series 2009-79, Class OK, PO, 11/16/2037	49,160	42,756
Series 2007-76, Class SA, IF, IO, 4.06%, 11/20/2037 (i)	61,030	7,444
Series 2008-2, Class MS, IF, IO, 4.70%, 1/16/2038 (i)	56,163	8,405
Series 2015-137, Class WA, 5.48%, 1/20/2038 (i)	348,368	382,015
Series 2009-106, Class ST, IF, IO, 3.53%, 2/20/2038 (i)	212,000	29,585

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2008-55, Class SA, IF, IO, 3.73%, 6/20/2038 (i)	37,925	3,897
Series 2009-6, Class SA, IF, IO, 3.64%, 2/16/2039 (i)	25,822	3,094
Series 2009-6, Class SH, IF, IO, 3.57%, 2/20/2039 (i)	79,491	6,755
Series 2009-31, Class TS, IF, IO, 3.83%, 3/20/2039 (i)	91,001	6,303
Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	56,827	12,544
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	43,419	11,250
Series 2009-22, Class SA, IF, IO, 3.80%, 4/20/2039 (i)	111,145	10,980
Series 2009-102, Class SM, IF, IO, 3.94%, 6/16/2039 (i)	17,945	580
Series 2009-64, Class SN, IF, IO, 3.64%, 7/16/2039 (i)	94,098	9,050
Series 2010-130, Class CP, 7.00%, 10/16/2040	70,460	79,540
Series 2011-75, Class SM, IF, IO, 4.13%, 5/20/2041 (i)	128,230	18,793
Series 2011-H19, Class FA, 2.78%, 8/20/2061 (i)	572,703	573,664
Series 2012-H23, Class SA, 2.84%, 10/20/2062 (i)	563,362	564,678
Series 2013-H08, Class FC, 2.76%, 2/20/2063 (i)	604,728	605,482
Series 2013-H09, Class HA, 1.65%, 4/20/2063	325,181	318,918
Series 2014-H17, Class FC, 2.81%, 7/20/2064 (i)	302,677	303,912
Series 2015-H16, Class FG, 2.75%, 7/20/2065 (i)	660,991	662,062
Series 2015-H30, Class FE, 2.91%, 11/20/2065 (i)	810,379	817,172
Series 2016-H11, Class FD, 3.06%, 5/20/2066 (i)	198,410	200,236
Series 2016-H26, Class FC, 3.31%, 12/20/2066 (i)	157,938	161,410
Series 2017-H14, Class FV, 2.81%, 6/20/2067 (i)	441,981	443,731
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	386,813	378,032
GSR Mortgage Loan Trust
Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	45,341	45,224
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	136,746	144,498

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	52,305	53,101
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (b) (f)	390,000	385,047
Impac Secured Assets Trust Series 2006-1, Class 2A1, 2.86%, 5/25/2036 (i)	35,507	34,802
JP Morgan Mortgage Trust Series 2006-A2, Class 5A3, 4.61%, 11/25/2033 (i)	33,477	34,261
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.67%, 4/21/2034 (i)	21,036	21,540
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	5,170	5,156
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	4,978	5,025
Series 2004-4, Class 10A1, 5.00%, 5/25/2024	74,876	76,717
Series 2003-9, Class 8A1, 6.00%, 1/25/2034	63,641	64,497
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	94,306	95,720
Series 2004-7, Class 30PO, PO, 8/25/2034‡	10,367	8,664
MASTR Asset Securitization Trust
Series 2004-6, Class 15PO, PO, 7/25/2019‡	420	419
Series 2004-8, PO, 8/25/2019‡	712	679
Series 2004-10, Class 15PO, PO, 10/25/2019‡	2,073	2,055
Series 2003-11, Class 9A6, 5.25%, 12/25/2033	115,587	115,186
MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 (b)	17,583	14,258
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b)(i)	31,090	30,182
PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037‡	194,664	45,319
RALI Trust
Series 2002-QS8, Class A5, 6.25%, 6/25/2017	597	465
Series 2003-QS9, Class A3, IF, IO, 5.04%, 5/25/2018‡ (i)	607	—	(j)
Series 2003-QS14, Class A1, 5.00%, 7/25/2018	663	660

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2003-QS18, Class A1, 5.00%, 9/25/2018	801	802
Residential Asset Securitization Trust Series 2003-A14, Class A1, 4.75%, 2/25/2019	497	439
RFMSI Trust Series 2005-SA4, Class 1A1, 4.00%, 9/25/2035 (i)	38,211	34,319
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (b)	2,772	2,760
SART
4.75%, 7/15/2024	877,273	878,097
6/15/2025‡	1,000,000	1,000,000
Vendee Mortgage Trust
Series 1994-1, Class 1, 5.36%, 2/15/2024 (i)	26,668	27,772
Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	309,280	327,191
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	65,273	71,607
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	35,164	38,472
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	138,521	152,427
Series 1998-1, Class 2E, 7.00%, 3/15/2028	35,924	39,882
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 4.24%, 8/25/2033 (i)	7,786	7,895
Series 2003-AR9, Class 1A6, 4.33%, 9/25/2033 (i)	35,807	36,572
Series 2004-AR3, Class A2, 3.96%, 6/25/2034 (i)	13,762	13,976
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-4, Class DP, PO, 6/25/2020‡	6,220	6,051
Series 2005-2, Class 2A3, IF, IO, 2.49%, 4/25/2035‡ (i)	254,861	24,675
Series 2005-2, Class 1A4, IF, IO, 2.54%, 4/25/2035‡ (i)	633,253	57,026
Series 2005-3, Class CX, IO, 5.50%, 5/25/2035‡	185,268	35,483
Series 2005-4, Class CB7, 5.50%, 6/25/2035	165,627	157,919
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	48,826	46,325
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-K, Class 1A1, 4.69%, 11/25/2033 (i)	10,450	10,597

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2003-K, Class 1A2, 4.69%, 11/25/2033 (i)	20,900	21,291
Series 2005-AR16, Class 2A1, 4.53%, 2/25/2034 (i)	27,828	28,494
Series 2004-P, Class 2A1, 4.64%, 9/25/2034 (i)	55,088	56,518
Series 2004-EE, Class 3A1, 4.57%, 12/25/2034 (i)	23,419	24,240
Series 2005-AR3, Class 1A1, 4.48%, 3/25/2035 (i)	97,545	100,245
Series 2005-AR8, Class 2A1, 4.42%, 6/25/2035 (i)	30,004	30,824

Total Collateralized Mortgage Obligations (Cost $30,780,826)		31,252,124

U.S. Government Agency Securities — 7.6%
FNMA 5.91%, 10/9/2019 (a)	5,770,000	5,646,180
FNMA STRIPS 15.76%, 3/23/2028 (a)	630,000	470,299
Resolution Funding Corp. STRIPS
1.26%, 10/15/2019 (a)	5,230,000	5,118,381
13.33%, 7/15/2020 (a)	4,100,000	3,937,451
2.01%, 10/15/2020 (a)	8,000,000	7,632,969
1.42%, 1/15/2021 (a)	65,000	61,606
DN, 2.95%, 1/15/2026 (a)	20,000	16,263
DN, 2.81%, 10/15/2027 (a)	15,000	11,508
Tennessee Valley Authority
5.88%, 4/1/2036	140,000	182,458
4.63%, 9/15/2060	93,000	112,992
4.25%, 9/15/2065	101,000	115,133

Total U.S. Government Agency Securities (Cost $23,079,462)		23,305,240

Commercial Mortgage-Backed Securities — 5.2%
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	300,000	300,080
BXMT Ltd. Series 2017-FL1, Class C, 4.41%, 6/15/2035‡ (b) (i)	300,000	300,034
CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.75%, 12/11/2049 (b) (i)	36,663	397
Commercial Mortgage Trust
Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (b) (i)	125,000	124,228
Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200,000	203,988
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156,000	158,188
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	885,000	895,154

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2014-USA, Class D, 4.37%, 9/15/2037 (b)	100,000	94,693
FHLMC Multifamily Structured Pass-Through Certificates
Series KJ02, Class A2, 2.60%, 9/25/2020	18,406	18,306
Series KJ09, Class A2, 2.84%, 9/25/2022	196,000	195,959
Series KF12, Class A, 3.05%, 9/25/2022 (i)	100,452	100,514
Series KJ11, Class A2, 2.93%, 1/25/2023	282,993	284,547
Series K038, Class A2, 3.39%, 3/25/2024	229,000	232,884
Series KJ14, Class A2, 2.81%, 9/25/2024	591,000	583,831
Series KPLB, Class A, 2.77%, 5/25/2025	250,000	245,543
Series K065, Class A2, 3.24%, 4/25/2027	215,000	214,644
Series K065, Class AM, 3.33%, 5/25/2027	115,000	115,003
Series K066, Class A2, 3.12%, 6/25/2027	267,000	264,053
Series K070, Class A2, 3.30%, 11/25/2027 (i)	208,000	207,695
Series K072, Class AM, 3.50%, 12/25/2027 (i)	1,000,000	1,009,076
Series K073, Class A2, 3.35%, 1/25/2028	346,000	346,581
Series K079, Class AM, 3.93%, 6/25/2028	588,000	612,032
Series K081, Class A2, 3.90%, 8/25/2028 (i)	395,000	411,866
Series K082, Class A2, 3.92%, 9/25/2028 (i)	1,054,000	1,100,794
FNMA ACES
Series 2015-M17, Class FA, 3.23%, 11/25/2022 (i)	156,516	157,834
Series 2016-M2, Class AV2, 2.15%, 1/25/2023	500,000	487,842
Series 2014-M3, Class A2, 3.46%, 1/25/2024 (i)	1,000,000	1,023,981
Series 2015-M3, Class A2, 2.72%, 10/25/2024	1,000,000	982,223
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (i)	278,000	270,573
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (i)	389,000	382,092
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (i)	335,000	328,128

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2017-M12, Class A2, 3.08%, 6/25/2027 (i)	381,000	374,807
Series 2018-M10, Class A2, 3.39%, 7/25/2028 (i)	460,000	459,592
Series 2017-M5, Class A2, 3.18%, 4/25/2029 (i)	305,000	299,946
Series 2018-M3, Class A2, 3.09%, 2/25/2030 (i)	185,000	177,605
FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	428,463	409,007
FREMF Mortgage Trust
Series 2014-K40, Class C, 4.07%, 11/25/2047 (b) (i)	168,000	163,988
Series 2015-K44, Class B, 3.68%, 1/25/2048 (b) (i)	640,000	623,772
Series 2015-K45, Class B, 3.59%, 4/25/2048 (b) (i)	500,000	485,314
Series 2016-K722, Class B, 3.84%, 7/25/2049 (b) (i)	110,000	111,710
Series 2016-K59, Class B, 3.58%, 11/25/2049 (b) (i)	180,000	172,651
Series 2018-K730, Class B, 3.80%, 2/25/2050 (b) (i)	551,000	544,358
Morgan Stanley Capital I Trust Series 2006-IQ12, Class X1, IO, 0.63%, 12/15/2043‡ (b) (i)	141,928	1
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	116,000	116,683
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	104,000	105,103
VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (b)	200,000	201,829
WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 3/15/2044 (b)	110,000	112,229

Total Commercial Mortgage-Backed Securities (Cost $16,086,557)		16,011,358

Foreign Government Securities — 0.3%
Republic of Colombia (Colombia) 7.38%, 9/18/2037	100,000	121,125
United Mexican States (Mexico)
3.60%, 1/30/2025	200,000	190,850
4.13%, 1/21/2026	200,000	195,250
3.75%, 1/11/2028	280,000	261,590
5.55%, 1/21/2045	48,000	48,660
4.35%, 1/15/2047	58,000	49,865

Total Foreign Government Securities (Cost $922,077)		867,340

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 0.1% (k)
New York — 0.1%
Other Revenue — 0.0% (c)
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	30,000	35,857

Transportation — 0.1%
Port Authority of New York & New Jersey, Consolidated, 164th Series Series 164, Rev., 5.65%, 11/1/2040	130,000	159,649

Total New York		195,506

Ohio — 0.0% (c)
Education — 0.0% (c)
Ohio State University (The) Series A, Rev., 4.80%, 6/1/2111	98,000	106,475

Total Municipal Bonds (Cost $256,175)		301,981

	SHARES
Short-Term Investments — 0.5%
Investment Companies — 0.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (l) (m) (Cost $1,407,137)	1,407,037	1,407,177

Total Investments — 99.6% (Cost $309,008,724)		306,948,597
Other Assets Less Liabilities — 0.4%		1,374,574

NET ASSETS — 100.0%		308,323,171

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2018.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
ESOP	Employee Stock Ownership Program
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue

STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
VA	Veterans Administration

(a)	The rate shown is the effective yield as of December 31, 2018.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2018.
(e)	Defaulted security.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2018.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2018.
(j)	Amount rounds to less than 1.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of December 31, 2018.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018

JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$305,541,420
Investments in affiliates, at value	1,407,177
Cash	18,695
Receivables:
Investment securities sold	8,404
Portfolio shares sold	499,120
Interest from non-affiliates	1,478,201
Dividends from affiliates	4,391

Total Assets	308,957,408

LIABILITIES:
Payables:
Portfolio shares redeemed	350,539
Accrued liabilities:
Investment advisory fees	116,051
Administration fees	29,141
Distribution fees	31,876
Custodian and accounting fees	36,811
Trustees’ and Chief Compliance Officer’s fees	83
Audit fees	53,336
Other	16,400

Total Liabilities	634,237

Net Assets	$308,323,171

NET ASSETS:
Paid-in-Capital	$303,533,288
Total distributable earnings (loss) (a)	4,789,883

Total Net Assets	$308,323,171

Net Assets:
Class 1	$158,166,910
Class 2	150,156,261

Total	$308,323,171

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	14,843,907
Class 2	14,260,665
Net Asset Value, offering and redemption price per share (b):
Class 1	$10.66
Class 2	10.53

Cost of investments in non-affiliates	$307,601,587
Cost of investments in affiliates	1,407,137

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$9,904,653
Interest income from affiliates	27
Dividend income from affiliates	112,248

Total investment income	10,016,928

EXPENSES:
Investment advisory fees	1,205,420
Administration fees	244,413
Distribution fees — Class 2	344,503
Custodian and accounting fees	166,348
Professional fees	95,335
Trustees’ and Chief Compliance Officer’s fees	25,781
Printing and mailing costs	54,283
Transfer agency fees — Class 1	2,945
Transfer agency fees — Class 2	1,168
Other	26,097

Total expenses	2,166,293

Less fees waived	(131,494)
Less expense reimbursements	(1,126)

Net expenses	2,033,673

Net investment income (loss)	7,983,255

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(778,032)
Investments in affiliates	(271)

Net realized gain (loss)	(778,303)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(7,243,632)
Investments in affiliates	620

Change in net unrealized appreciation/depreciation	(7,243,012)

Net realized/unrealized gains (losses)	(8,021,315)

Change in net assets resulting from operations	$(38,060)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Core Bond Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,983,255	$6,964,245
Net realized gain (loss)	(778,303)	492,048
Change in net unrealized appreciation/depreciation	(7,243,012)	1,596,482

Change in net assets resulting from operations	(38,060)	9,052,775

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class 1	(4,186,764)	(4,505,586)
Class 2	(3,289,708)	(2,166,547)

Total distributions to shareholders	(7,476,472)	(6,672,133)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,173,475	41,777,773

NET ASSETS:
Change in net assets	13,658,943	44,158,415
Beginning of period	294,664,228	250,505,813

End of period	$308,323,171	$294,664,228

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$30,672,544	$22,714,827
Distributions reinvested	4,186,764	4,505,586
Cost of shares redeemed	(43,702,909)	(34,060,959)

Change in net assets resulting from Class 1 capital transactions	$(8,843,601)	$(6,840,546)

Class 2
Proceeds from shares issued	$50,243,204	$67,288,642
Distributions reinvested	3,289,708	2,166,547
Cost of shares redeemed	(23,515,836)	(20,836,870)

Change in net assets resulting from Class 2 capital transactions	$30,017,076	$48,618,319

Total change in net assets resulting from capital transactions	$21,173,475	$41,777,773

SHARE TRANSACTIONS:
Class 1
Issued	2,896,449	2,081,814
Reinvested	401,416	417,571
Redeemed	(4,121,806)	(3,120,491)

Change in Class 1 Shares	(823,941)	(621,106)

Class 2
Issued	4,788,846	6,231,833
Reinvested	318,770	202,670
Redeemed	(2,241,131)	(1,931,490)

Change in Class 2 Shares	2,866,485	4,503,013

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class 1
From net investment income	$(4,505,586)
Class 2
From net investment income	(2,166,547)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Year Ended December 31, 2018	$10.94	$0.29	$(0.29)	$—	(e)	$(0.26)	$(0.02)	$(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38		(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23		(0.30)	—	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13		(0.41)	—	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54		(0.44)	—	(0.44)

Class 2
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)		(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35		(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20		(0.28)	—	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10		(0.39)	—	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51		(0.42)	—	(0.42)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.66	0.05%	$158,166,910	0.56%	2.76%	0.61%	20%
10.94	3.57	171,382,596	0.57	2.66	0.63	21
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18

10.53	(0.23)	150,156,261	0.81	2.51	0.85	20
10.82	3.30	123,281,632	0.82	2.41	0.87	21
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2018.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$30,472,723	$4,638,007		$35,110,730
Collateralized Mortgage Obligations	—	29,591,932	1,660,192		31,252,124
Commercial Mortgage-Backed Securities	—	15,711,323	300,035		16,011,358
Corporate Bonds
Banks	—	13,948,001	—	(a)	13,948,001
Other Corporate Bonds	—	54,545,982	—		54,545,982

Total Corporate Bonds	—	68,493,983	—	(a)	68,493,983

Foreign Government Securities	—	867,340	—		867,340
Mortgage-Backed Securities	—	47,719,944	—		47,719,944
Municipal Bonds	—	301,981	—		301,981
U.S. Government Agency Securities	—	23,305,240	—		23,305,240
U.S. Treasury Obligations	—	82,478,720	—		82,478,720
Short-Term Investments
Investment Companies	1,407,177	—	—		1,407,177

Total Investments in Securities	$1,407,177	$298,943,186	$6,598,234		$306,948,597

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

JPMorgan Insurance Trust Core Bond Portfolio	Balance as of December 31, 2017		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018
Investments in Securities:
Asset-Backed Securities	$8,402,501		$2,277	$(34,856)	$(611)		$1,653,372	$(2,397,215)	$373,199	$(3,360,660)	$4,638,007
Collateralized Mortgage Obligations	2,014,990		(122)	(88,208)	(3,351)		1,288,076	(82,511)	—	(1,468,682)	1,660,192
Commercial Mortgage-Backed Securities	1,389,232		—	(217)	—	(a)	90	(250,090)	300,000	(1,138,980)	300,035
Corporate Bond — Banks	—	(b)	—	—	—		—	—	—	—	—	(b)

	$11,806,723		$2,155	$(123,281)	$(3,962)		$2,941,538	$(2,729,816)	$673,199	$(5,968,322)	$6,598,234

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 1.
(b)	Value is zero.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(117,271). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Transfers from level 3 to level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine the price for the year ended December 31, 2018.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$3,942,721	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (9.65%)
			Constant Default Rate	0.00% - 3.85% (0.24%)
			Yield (Discount Rate of Cash Flows)	3.05% - 4.38% (3.96%)

Asset-Backed Securities	3,942,721

	397,584	Discounted Cash Flow	Constant Prepayment Rate	3.71% - 26.00% (12.07%)
			Constant Default Rate	0.00% - 6.40% (2.56%)
			Yield (Discount Rate of Cash Flows)	0.29% - 56.97% (7.01%)
	1,262,608	Pending Distribution Amount	Expected Recovery	100.00% (100.00%)

Collateralized Mortgage Obligations	1,660,192

	1	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	3.13% (3.13%)

Commercial Mortgage-Backed Securities	1

	—(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	—(a)

Total	$5,602,914

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At December 31, 2018, the value of these investments was $995,320. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of December 31, 2018, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Portfolio did not lend out any securities during the period October 5, 2018 through December 31, 2018.

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the year ended December 31, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (a) (b)	$9,644,061	$76,716,533	$84,953,766	$(271)	$620	$1,407,177	1,407,037	$112,248	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax”

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(198)	$198

The reclassifications for the Portfolio relate primarily to redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services during the year ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2018, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion and 0.01% of the Portfolio’s daily average net assets in excess of $25 billion.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2018 and is in place until at least April 30, 2019.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the year ended December 31, 2018, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers				Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements	Investment Advisory Fees
$8,730	$5,760	$14,490	$1,126	$103,001

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2018 was $14,003.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$87,303,311	$58,242,556

During the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$309,007,943	$3,853,193	$5,912,539	$(2,059,346)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in perpetual bonds.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,984,435	$492,037	$7,476,472

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Total Distributions Paid
$6,672,133	$6,672,133

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,655,191	$(778,394)	$(2,059,346)

The cumulative timing differences primarily consist of trustee deferred compensation.

As of December 31, 2018, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$349,573	$428,821

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the Portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

As of December 31, 2018, the Portfolio had three omnibus accounts which collectively represented 48.8% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We have evaluated the implications of these changes and the amendments will have no effect on the Portfolio’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to

improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Portfolio’s net assets or results of operation.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Core Bond Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of December 31, 2018 and held by the custodian and confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2019

We have served as the auditor of one or more investment companies in JPMorgan Funds complex since 1993.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler**** (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

****	Mr. Schonbachler retired effective December 31, 2018.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	51

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015–present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018 and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,017.20	$2.90	0.57%
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class 2
Actual	1,000.00	1,015.40	4.17	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature,

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances. They requested, however, that the Portfolio’s Adviser provide additional Portfolio performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the fourth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Portfolio.

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TAX LETTER

(Unaudited)

Long Term Capital Gain

The Portfolio distributed $492,037, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2018.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	57

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	AN-JPMITCBP-1218

Annual Report

JPMorgan Insurance Trust

December 31, 2018

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholders,

The U.S. economy largely outpaced other leading economies throughout 2018 as the second-longest U.S. expansion on record fed continued job growth, buoyant consumer sentiment and record high corporate profits. However, the end of the year was marked by a sell-off in equity markets, unresolved global trade tensions and a political impasse that led to the shutdown of large parts of the federal government.

“While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.”

After advancing by 2.2% in the first quarter of 2018, growth in U.S. gross domestic product (GDP) peaked in the second quarter of 2018 at 4.2%, the first time quarterly GDP had breached the 4% ceiling since late 2014. Third quarter 2018 GDP grew at 3.4%. The unemployment rate remained historically low, dipping to 3.7% in September and October before ending the year at 3.9%.

In response, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year and indicated further, measured increases during 2019. However, slowing global growth toward the end of 2018 and financial market volatility raised questions about the Fed’s planned path forward.

Meanwhile, aggregate U.S. corporate earnings and revenues reached record levels in both the second and third quarters of 2018, which provided support for U.S. equity prices. Notably, some of that profit growth was attributed to the temporary benefits of late-2017 federal tax cut legislation and the outlook for U.S. corporate earnings growth remained positive, but tempered, by the end of the reporting period.

U.S. equity prices began 2018 with solid gains. The S&P 500 Index (the “S&P 500”) reached 14 new closing highs in January. Then a sharp sell-off drove prices down in early February after a brief spike in yields on the bellwether 10-year U.S. Treasury bond rattled investors. In subsequent months, equity prices rebounded somewhat, though financial market volatility remained elevated for the rest of the year. In August, the S&P 500 again reached record highs and then another sell-off in early October was followed by gains in November. The following month was the worst December since 1931 for the S&P 500 Index, which fell 9.18% and wiped out any gains made in the previous 11 months.

At the end of the year, investors faced several growing risks to global economic growth and financial market strength. Several leading economies, particularly China and the European Union (the “EU”), showed signs of slowing growth in the latter half of the year. Trade tariffs between the U.S. and China had little apparent direct impact on the U.S. economy in 2018, but absent a negotiated resolution to their trade dispute, the negative impact of protectionist policies could rapidly escalate. Meanwhile, the final months of 2018 also saw an increase in U.S. companies warning about rising costs of materials and labor, even as global oil prices declined somewhat.

At the same time, economists generally remained optimistic about the fundamental strength of the U.S. economy. While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.

Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(11.84)%
Russell Midcap Value Index	(12.29)%

Net Assets as of 12/31/2018	$445,962,623

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets.

Though U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy, financial markets experienced a sharp sell-off in early February. While equity prices rebounded somewhat in subsequent months, market volatility remained elevated. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous twelve months.

Overall, U.S. mid cap stocks outperformed small cap stocks but underperformed large cap stocks, while value stocks underperformed growth stocks for the twelve months ended December 31, 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2018. Relative to the Benchmark, the Portfolio’s security selection in the materials and energy sectors was a leading contributor to performance. The Portfolio’s security selection in the real estate and communication services sectors was a leading detractor from performance relative to the Benchmark.

Leading individual contributors to performance included the Portfolio’s overweight positions in XL Group Ltd., Keurig Dr. Pepper Inc. and Energen Corp. Shares of XL Group, a property and casualty insurer, rose amid news reports that the company would be acquired by AXA for an estimated $15.3 billion. Shares of Keurig Dr. Pepper, a maker of non-alcoholic beverages that was not held in the Benchmark, rose as investors responded positively to the merger of Keurig and Dr. Pepper during 2018. Shares of Energen, an oil and natural gas exploration and production company, rose amid news reports the company would be acquired by Diamondback Energy Inc. for an estimated $9.2 billion.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Mohawk Industries Inc., EQT Corp. and CommScope Holding Co. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid a slump in the U.S. housing sector. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018. Shares of CommScope Holding, a maker of communications infrastructure and networking products, fell amid news reports that the company would acquire Arris International PLC for an estimated $7.4 billion.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained large overweight positions in the consumer discretionary and financials sectors, while maintaining underweight positions in the real estate and industrials sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CMS Energy Corp.	2.1%
2.	WEC Energy Group, Inc.	2.0
3.	Xcel Energy, Inc.	2.0
4.	Loews Corp.	1.9
5.	Diamondback Energy, Inc.	1.8
6.	M&T Bank Corp.	1.7
7.	Ball Corp.	1.7
8.	Williams Cos., Inc. (The)	1.7
9.	T. Rowe Price Group, Inc.	1.4
10.	AutoZone, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.3%
Consumer Discretionary	13.2
Real Estate	11.9
Utilities	9.7
Information Technology	7.6
Industrials	7.4
Health Care	6.7
Energy	5.9
Consumer Staples	5.4
Materials	4.9
Investment of cash collateral from securities loaned	3.1
Communication Services	1.7
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Portfolio’s composition is subject to change.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	(11.84)%	5.21%	12.61%

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2008 to December 31, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%
Auto Components — 0.7%
BorgWarner, Inc.	90,930	3,158,908

Banks — 8.1%
Citizens Financial Group, Inc.	137,890	4,099,469
Comerica, Inc.	30,520	2,096,419
Fifth Third Bancorp	261,660	6,156,860
First Republic Bank	48,830	4,243,327
Huntington Bancshares, Inc.	285,500	3,403,160
M&T Bank Corp.	55,918	8,003,543
SunTrust Banks, Inc.	125,100	6,310,044
Zions Bancorp	41,420	1,687,451

		36,000,273

Beverages — 1.7%
Constellation Brands, Inc., Class A	22,440	3,608,801
Keurig Dr Pepper, Inc. (a)	71,591	1,835,593
Molson Coors Brewing Co., Class B	37,370	2,098,699

		7,543,093

Building Products — 0.6%
Fortune Brands Home & Security, Inc.	68,970	2,620,170

Capital Markets — 4.8%
Ameriprise Financial, Inc.	39,210	4,092,348
Invesco Ltd.	123,410	2,065,883
Northern Trust Corp.	57,160	4,778,005
Raymond James Financial, Inc.	55,780	4,150,590
T. Rowe Price Group, Inc.	71,260	6,578,723

		21,665,549

Chemicals — 0.9%
Sherwin-Williams Co. (The)	10,553	4,152,183

Communications Equipment — 0.4%
CommScope Holding Co., Inc. *	108,470	1,777,823

Construction Materials — 0.7%
Martin Marietta Materials, Inc. (a)	18,340	3,152,096

Consumer Finance — 0.9%
Ally Financial, Inc.	171,470	3,885,510

Containers & Packaging — 3.5%
Ball Corp.	168,210	7,734,296
Silgan Holdings, Inc.	171,440	4,049,413
Westrock Co.	95,820	3,618,163

		15,401,872

Distributors — 0.7%
Genuine Parts Co.	33,759	3,241,539

Electric Utilities — 3.5%
Edison International	32,890	1,867,165

INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Evergy, Inc.	80,620	4,576,798
Xcel Energy, Inc.	182,800	9,006,556

		15,450,519

Electrical Equipment — 2.5%
Acuity Brands, Inc. (a)	37,200	4,276,140
AMETEK, Inc.	69,670	4,716,659
Hubbell, Inc.	22,840	2,268,926

		11,261,725

Electronic Equipment, Instruments & Components — 4.4%
Amphenol Corp., Class A	55,960	4,533,879
Arrow Electronics, Inc. *	82,950	5,719,403
CDW Corp.	62,930	5,100,477
Keysight Technologies, Inc. *	67,580	4,195,366

		19,549,125

Equity Real Estate Investment Trusts (REITs) — 11.0%
American Campus Communities, Inc.	61,520	2,546,313
American Homes 4 Rent, Class A	122,200	2,425,670
AvalonBay Communities, Inc.	32,820	5,712,321
Boston Properties, Inc.	44,760	5,037,738
Brixmor Property Group, Inc.	218,680	3,212,409
Essex Property Trust, Inc.	14,010	3,435,392
Federal Realty Investment Trust	38,170	4,505,587
JBG SMITH Properties	51,372	1,788,259
Kimco Realty Corp.	182,130	2,668,205
Outfront Media, Inc.	172,867	3,132,350
Rayonier, Inc.	122,115	3,381,364
Regency Centers Corp.	46,660	2,738,009
Vornado Realty Trust	73,434	4,555,111
Weyerhaeuser Co.	93,200	2,037,352
WP Carey, Inc. (a)	29,450	1,924,263

		49,100,343

Food & Staples Retailing — 0.8%
Kroger Co. (The)	134,554	3,700,235

Food Products — 1.7%
Conagra Brands, Inc.	162,341	3,467,604
Post Holdings, Inc. * (a)	44,651	3,979,743

		7,447,347

Gas Utilities — 1.1%
National Fuel Gas Co. (a)	93,310	4,775,606

Health Care Equipment & Supplies — 1.3%
Zimmer Biomet Holdings, Inc.	52,900	5,486,788

Health Care Providers & Services — 5.7%
AmerisourceBergen Corp.	67,600	5,029,440

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Providers & Services — continued

Cigna Corp.	30,080	5,712,794

Henry Schein, Inc. *	39,020	3,063,850

Humana, Inc.	9,310	2,667,129

Laboratory Corp. of America Holdings *	33,200	4,195,152

Universal Health Services, Inc., Class B	41,881	4,881,649

		25,550,014

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	81,366	5,842,079

Household Durables — 1.7%

Mohawk Industries, Inc. *	40,450	4,731,032

Newell Brands, Inc. (a)	148,769	2,765,616

		7,496,648

Household Products — 0.5%

Energizer Holdings, Inc.	53,010	2,393,402

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	33,980	3,415,670

Insurance — 8.1%

Alleghany Corp.	5,008	3,121,587

Hartford Financial Services Group, Inc. (The)	139,010	6,178,994

Lincoln National Corp.	52,430	2,690,183

Loews Corp.	190,050	8,651,076

Marsh & McLennan Cos., Inc.	54,300	4,330,425

Principal Financial Group, Inc.	51,430	2,271,663

Progressive Corp. (The)	73,050	4,407,107

Unum Group	61,180	1,797,468

WR Berkley Corp.	38,710	2,861,056

		36,309,559

Interactive Media & Services — 0.6%

Match Group, Inc.	65,530	2,802,718

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc.	55,650	6,268,972

IT Services — 1.0%

Jack Henry & Associates, Inc.	35,040	4,433,261

Machinery — 2.8%

IDEX Corp.	32,340	4,083,248

Middleby Corp. (The) * (a)	30,200	3,102,446

Snap-on, Inc.	37,120	5,393,165

		12,578,859

Media — 1.1%

CBS Corp. (Non-Voting), Class B	59,164	2,586,650

DISH Network Corp., Class A *	92,010	2,297,490

		4,884,140

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 1.9%

Kohl’s Corp.	82,360	5,463,763

Nordstrom, Inc.	62,710	2,922,913

		8,386,676

Multi-Utilities — 5.4%

CMS Energy Corp.	192,370	9,551,170

Sempra Energy (a)	52,100	5,636,699

WEC Energy Group, Inc.	132,170	9,154,094

		24,341,963

Oil, Gas & Consumable Fuels — 6.1%

Cabot Oil & Gas Corp.	110,370	2,466,769

Diamondback Energy, Inc.	91,280	8,461,656

EQT Corp.(a)	154,060	2,910,193

Equitrans Midstream Corp. * (a)	141,588	2,834,592

PBF Energy, Inc., Class A	84,380	2,756,695

Williams Cos., Inc. (The)	346,090	7,631,285

		27,061,190

Personal Products — 0.9%

Coty, Inc., Class A	243,170	1,595,195

Edgewell Personal Care Co. *	60,200	2,248,470

		3,843,665

Real Estate Management & Development — 1.3%

CBRE Group, Inc., Class A *	116,670	4,671,467

Cushman & Wakefield plc *	82,080	1,187,697

		5,859,164

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	56,790	4,874,286

Software — 1.0%

Synopsys, Inc. *	52,630	4,433,551

Specialty Retail — 4.1%

AutoZone, Inc. *	7,788	6,528,992

Best Buy Co., Inc.	68,420	3,623,523

Gap, Inc. (The)	155,350	4,001,816

Tiffany & Co. (a)	48,420	3,898,294

		18,052,625

Textiles, Apparel & Luxury Goods — 1.8%

PVH Corp.	43,830	4,073,999

Ralph Lauren Corp.	39,850	4,122,881

		8,196,880

Trading Companies & Distributors — 0.9%

MSC Industrial Direct Co., Inc., Class A	51,050	3,926,766

Total Common Stocks (Cost $322,106,820)		440,322,792

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $5,445,508)	5,445,508	5,445,508

Investment of Cash Collateral from Securities Loaned — 3.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	9,000,900	9,000,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	5,484,986	5,484,986

Total Investment Of Cash Collateral From Securities Loaned (Cost $14,484,986)		14,484,986

Total Investments — 103.2% (Cost $342,037,314)		460,253,286
Liabilities in Excess of Other Assets — (3.2%)		(14,290,663)

NET ASSETS — 100.0%		445,962,623

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is $14,319,510.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018

JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$440,322,792
Investments in affiliates, at value	5,445,508
Investment of cash collateral received from securities loaned, at value (Note 2.B.)	14,484,986
Receivables:
Portfolio shares sold	931,671
Dividends from non-affiliates	740,528
Dividends from affiliates	13,340
Securities lending income (Note 2.B.)	1,663

Total Assets	461,940,488

LIABILITIES:
Payables:
Collateral received on securities loaned (Note 2.B.)	14,484,986
Portfolio shares redeemed	1,113,860
Accrued liabilities:
Investment advisory fees	253,961
Administration fees	31,976
Custodian and accounting fees	7,123
Other	85,959

Total Liabilities	15,977,865

Net Assets	$445,962,623

NET ASSETS:
Paid-in-Capital	$290,674,367
Total distributable earnings (loss) (a)	155,288,256

Total Net Assets	$445,962,623

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	43,907,476

Net Asset Value, offering and redemption price per share (b):	$10.16

Cost of investments in non-affiliates	$322,106,820
Cost of investments in affiliates	5,445,508
Investment securities on loan, at value	14,319,510
Cost of investment of cash collateral	14,484,986

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$2
Dividend income from non-affiliates	11,552,710
Dividend income from affiliates	187,940
Income from securities lending (net)	2,899

Total investment income	11,743,551

EXPENSES:
Investment advisory fees	3,480,922
Administration fees	434,368
Custodian and accounting fees	30,307
Professional fees	58,924
Trustees’ and Chief Compliance Officer’s fees	26,431
Printing and mailing costs	57,883
Transfer agency fees	5,731
Other	41,821

Total expenses	4,136,387

Less fees waived	(47,052)

Net expenses	4,089,335

Net investment income (loss)	7,654,216

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	32,264,800
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(100,081,688)

Net realized/unrealized gains (losses)	(67,816,888)

Change in net assets resulting from operations	$(60,162,672)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,654,216	$5,388,768
Net realized gain (loss)	32,264,800	10,533,790
Change in net unrealized appreciation/depreciation	(100,081,688)	56,823,802

Change in net assets resulting from operations	(60,162,672)	72,746,360

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Total distributions to shareholders	(13,937,911)	(30,272,029)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(52,456,584)	(14,124,058)

NET ASSETS:
Change in net assets	(126,557,167)	28,350,273
Beginning of period	572,519,790	544,169,517

End of period	$445,962,623	$572,519,790

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$54,893,870	$82,826,144
Distributions reinvested	13,937,911	30,272,029
Cost of shares redeemed	(121,288,365)	(127,222,231)

Change in net assets resulting from capital transactions	$(52,456,584)	$(14,124,058)

SHARE TRANSACTIONS:
Issued	4,755,656	7,342,610
Reinvested	1,220,483	2,792,623
Redeemed	(10,462,849)	(11,291,321)

Change in Shares	(4,486,710)	(1,156,088)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

From net investment income	$(4,602,779)
From net realized gains	(25,669,250)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Year Ended December 31, 2018	$11.83	$0.17	(d)	$(1.54)	$(1.37)	$(0.11)	$(0.19)	$(0.30)
Year Ended December 31, 2017	10.98	0.11	(d)	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	(d)	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(d)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(e)	1.41	1.52	(0.09)	(0.59)	(0.68)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)

Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)(b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.16	(11.84)%	$445,962,623	0.76%	1.43%		0.77%	13%
11.83	13.76	572,519,790	0.77	0.95		0.78	14
10.98	14.69	544,169,517	0.77	0.95		0.78	28
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(e)	0.79	25

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$460,253,286	$—	$—	$460,253,286

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2018.

B. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Dividend Income
$32,936

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
$ 14,319,510	$ 14,484,986	$14,484,986

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Portfolio as of December 31, 2018.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$14,319,510	$(14,319,510)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$737

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended December 31, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$13,000,000	$4,000,000	$—	$—	$9,000,000	9,000,900	$15,561	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	27,765,682	22,280,696	—	—	5,484,986	5,484,986	17,375	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	14,019,342	63,257,030	71,830,864	—	—	5,445,508	5,445,508	187,940		—

Total	$14,019,342	$104,022,712	$98,111,560	$—	$—	$19,930,494		$220,876		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statement of Operations as Income from securities lending (net).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(319,173)	$319,173

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.E

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services during the year ended December 31, 2018 the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2018, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration Fees as outlined in Note 3.E.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion and 0.01% of the Portfolio’s daily average net assets in excess of $25 billion.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2018 and is in place until at least April 30, 2019.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the year ended December 31, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Voluntary Waivers
Investment Advisory Fees
$22,984

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2018 was $24,068.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$66,053,001	$110,270,933

During the year ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$344,410,001	$145,335,865	$29,492,580	$115,843,285

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,860,963	$7,076,948	$13,937,911

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,602,779	$25,669,250	$30,272,029

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

As of December 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8,653,541	$30,736,014	$115,843,285

The cumulative timing differences primarily consist of wash sale loss deferrals and non-taxable dividends.

At December 31, 2018, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2018, the Portfolio had three omnibus accounts which collectively owned 75.7% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Portfolio’s net assets or results of operation.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Mid Cap Value Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler**** (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

****	Mr. Schonbachler retired effective December 31, 2018.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assumes that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$883.50	$3.61	0.76%
Hypothetical	1,000.00	1,021.37	3.87	0.76

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from the Portfo-
lio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fifth, third and third quintiles based upon the Peer Group and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017 respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances. They requested, however, that the Portfolio’s Adviser provide additional Portfolio performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class 1 shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2018.

Long Term Capital Gain

The Portfolio distributed $7,076,948, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2018.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	AN-JPMITMCVP-1218

Annual Report

JPMorgan Insurance Trust

December 31, 2018

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholders,

The U.S. economy largely outpaced other leading economies throughout 2018 as the second-longest U.S. expansion on record fed continued job growth, buoyant consumer sentiment and record high corporate profits. However, the end of the year was marked by a sell-off in equity markets, unresolved global trade tensions and a political impasse that led to the shutdown of large parts of the federal government.

“While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.”

After advancing by 2.2% in the first quarter of 2018, growth in U.S. gross domestic product (GDP) peaked in the second quarter of 2018 at 4.2%, the first time quarterly GDP had breached the 4% ceiling since late 2014. Third quarter 2018 GDP grew at 3.4%. The unemployment rate remained historically low, dipping to 3.7% in September and October before ending the year at 3.9%.

In response, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year and indicated further, measured increases during 2019. However, slowing global growth toward the end of 2018 and financial market volatility raised questions about the Fed’s planned path forward.

Meanwhile, aggregate U.S. corporate earnings and revenues reached record levels in both the second and third quarters of 2018, which provided support for U.S. equity prices. Notably, some of that profit growth was attributed to the temporary benefits of late-2017 federal tax cut legislation and the outlook for U.S. corporate earnings growth remained positive, but tempered, by the end of the reporting period.

U.S. equity prices began 2018 with solid gains. The S&P 500 Index (the “S&P 500”) reached 14 new closing highs in January. Then a sharp sell-off drove prices down in early February after a brief spike in yields on the bellwether 10-year U.S. Treasury bond rattled investors. In subsequent months, equity prices rebounded somewhat, though financial market volatility remained elevated for the rest of the year. In August, the S&P 500 again reached record highs and then another sell-off in early October was followed by gains in November. The following month was the worst December since 1931 for the S&P 500 Index, which fell 9.18% and wiped out any gains made in the previous 11 months.

At the end of the year, investors faced several growing risks to global economic growth and financial market strength. Several leading economies, particularly China and the European Union (the “EU”), showed signs of slowing growth in the latter half of the year. Trade tariffs between the U.S. and China had little apparent direct impact on the U.S. economy in 2018, but absent a negotiated resolution to their trade dispute, the negative impact of protectionist policies could rapidly escalate. Meanwhile, the final months of 2018 also saw an increase in U.S. companies warning about rising costs of materials and labor, even as global oil prices declined somewhat.

At the same time, economists generally remained optimistic about the fundamental strength of the U.S. economy. While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.

Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(11.93)%
Russell 2000 Index	(11.01)%

Net Assets as of 12/31/2018	$154,459,615

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets.

Though U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy, financial markets experienced a sharp sell-off in early February. While equity prices rebounded somewhat in subsequent months, market volatility remained elevated. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous twelve months.

Overall, U.S. small cap stocks underperformed both large cap and mid cap stocks, while growth stocks outperformed value stocks for the twelve months ended December 31, 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2018. The Portfolio’s security selection in the media and retail sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the software & services sector and the energy sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Quad/Graphics Inc., Tenet Healthcare Corp, and Cooper Standard Holdings Inc. Shares of Quad/Graphics, a provider of printing and media services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2018 and after the company announced it would acquire LSC Communications Inc. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities, fell after the company reported lower-than-expected hospital admissions for the third quarter of 2018 and amid regulatory uncertainty about the Affordable Care Act. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected results for the third quarter of 2018 amid rising commodity costs and challenging market conditions in Asia and Europe.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Insperity Inc., Renewable Energy Group Inc. and Popular Inc. Shares of Insperity, a provider of employee administrative services, rose after the company reported better-than-expected earnings for several quarters. Shares of Renewable Energy Group, a producer of biofuel and renewable chemicals, rose after the company reported strong growth in quarterly earnings and the shares were added to the S&P Small Cap 600 Index. Shares of Popular, a Puerto Rico-based bank holding company that was not held in the Benchmark, rose as the company reported better-than-expected quarter results throughout 2018 and after the company announced an accelerated share repurchase program.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Helen of Troy Ltd.	1.0%
2.	First BanCorp (Puerto Rico)	1.0
3.	Tech Data Corp.	1.0
4.	Fabrinet (Thailand)	1.0
5.	Integer Holdings Corp.	0.9
6.	Travelport Worldwide Ltd.	0.9
7.	Cornerstone OnDemand, Inc.	0.9
8.	TCF Financial Corp.	0.9
9.	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	0.9
10.	Haemonetics Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	15.4%
Financials	14.6
Health Care	14.2
Information Technology	13.5
Consumer Discretionary	8.6
Real Estate	7.3
Materials	3.5
Energy	3.1
Investment of cash collateral from securities loaned	2.7
Utilities	2.6
Communication Services	2.0
Consumer Staples	1.9
Short-Term Investments	10.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Portfolio’s composition is subject to change.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	(11.93)%	4.84%	12.34%
CLASS 2 SHARES	April 24, 2009	(12.19)	4.56	12.05

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result, the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the

Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.5%
Aerospace & Defense — 0.9%
AAR Corp.	11,300	421,942
Engility Holdings, Inc. *	8,900	253,294
Moog, Inc., Class A	2,300	178,204
Vectrus, Inc. *	24,300	524,394

		1,377,834

Air Freight & Logistics — 0.0% (a)
Forward Air Corp.	1,500	82,275

Airlines — 0.6%
Hawaiian Holdings, Inc.	6,900	182,229
SkyWest, Inc.	17,200	764,884

		947,113

Auto Components — 1.7%
American Axle & Manufacturing Holdings, Inc. *	58,000	643,800
Cooper-Standard Holdings, Inc. *	11,700	726,804
Dana, Inc.	11,500	156,745
Modine Manufacturing Co. *	3,700	39,997
Stoneridge, Inc. *	1,100	27,115
Tenneco, Inc., Class A	35,300	966,867
Tower International, Inc.	3,500	83,300

		2,644,628

Banks — 9.5%
Bancorp, Inc. (The) *	32,800	261,088
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	47,200	1,479,720
Cathay General Bancorp	5,500	184,415
Central Valley Community Bancorp	2,100	39,627
Community Trust Bancorp, Inc.	964	38,184
East West Bancorp, Inc.	20,655	899,112
Enterprise Financial Services Corp.	1,100	41,393
Fidelity Southern Corp.	9,744	253,539
Financial Institutions, Inc.	12,500	321,250
First BanCorp (Puerto Rico)	195,900	1,684,740
First Business Financial Services, Inc.	3,200	62,432
First Community Bancshares, Inc.	3,900	122,772
First Financial Bancorp	3,901	92,532
First Merchants Corp.	24,600	843,042
Fulton Financial Corp.	35,000	541,800
Hancock Whitney Corp.	26,300	911,295
Hanmi Financial Corp.	23,125	455,562
IBERIABANK Corp.	3,575	229,801
NBT Bancorp, Inc.	2,171	75,095
Northeast Bancorp	2,700	45,171
Pacific Mercantile Bancorp *	3,300	23,595
PacWest Bancorp	16,733	556,874

INVESTMENTS	SHARES	VALUE($)

Banks — continued
Popular, Inc. (Puerto Rico)	29,400	1,388,268
Premier Financial Bancorp, Inc.	1,700	25,347
Shore Bancshares, Inc.	4,300	62,522
Sierra Bancorp	1,950	46,859
TCF Financial Corp.	76,200	1,485,138
Towne Bank	1,277	30,584
TriCo Bancshares	2,900	97,991
TriState Capital Holdings, Inc. *	4,900	95,354
Umpqua Holdings Corp.	55,200	877,680
United Community Banks, Inc.	12,200	261,812
Wintrust Financial Corp.	18,100	1,203,469

		14,738,063

Biotechnology — 5.8%
Acorda Therapeutics, Inc. *	6,500	101,270
Aduro Biotech, Inc. *	41,900	110,616
Akebia Therapeutics, Inc. * (b)	23,800	131,614
Allena Pharmaceuticals, Inc. *	17,600	95,920
AMAG Pharmaceuticals, Inc. *	22,800	346,332
Amicus Therapeutics, Inc. *	39,500	378,410
AnaptysBio, Inc. *	4,300	274,297
Aptinyx, Inc. * (b)	500	8,270
Arrowhead Pharmaceuticals, Inc. * (b)	25,500	316,710
Audentes Therapeutics, Inc. *	10,100	215,332
Bellicum Pharmaceuticals, Inc. *	64,900	189,508
Bluebird Bio, Inc. * (b)	2,700	267,840
Blueprint Medicines Corp. *	5,700	307,287
Cara Therapeutics, Inc. * (b)	11,500	149,500
Catalyst Pharmaceuticals, Inc. *	82,800	158,976
Coherus Biosciences, Inc. *	25,400	229,870
Concert Pharmaceuticals, Inc. *	13,000	163,150
Dynavax Technologies Corp. * (b)	22,900	209,535
Esperion Therapeutics, Inc. * (b)	5,900	271,400
FibroGen, Inc. *	8,400	388,752
Forty Seven, Inc. *	9,600	150,912
Gritstone Oncology, Inc. * (b)	5,700	88,065
Heron Therapeutics, Inc. *	17,200	446,168
Homology Medicines, Inc. *	15,300	342,108
Insmed, Inc. *	17,900	234,848
Jounce Therapeutics, Inc. *	16,100	54,257
Loxo Oncology, Inc. *	4,800	672,336
Mersana Therapeutics, Inc. *	13,500	55,080
Principia Biopharma, Inc. *	600	16,434
Ra Pharmaceuticals, Inc. *	21,300	387,660
Radius Health, Inc. *	2,000	32,980
Rhythm Pharmaceuticals, Inc. *	10,100	271,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Sage Therapeutics, Inc. *	3,800	364,002
Sarepta Therapeutics, Inc. * (b)	3,900	425,607
Selecta Biosciences, Inc. *	27,746	73,804
Spark Therapeutics, Inc. *	6,700	262,238
Sutro Biopharma, Inc. *	4,700	42,394
Syros Pharmaceuticals, Inc. *	36,100	201,077
Twist Bioscience Corp.* (b)	8,400	193,956
Xencor, Inc. *	7,600	274,816
Y-mAbs Therapeutics, Inc. * (b)	1,400	28,476

		8,933,295

Building Products — 0.6%
Insteel Industries, Inc.	1,500	36,420
Masonite International Corp. *	3,900	174,837
Universal Forest Products, Inc.	25,400	659,384

		870,641

Capital Markets — 1.8%
BGC Partners, Inc., Class A	56,000	289,520
Blucora, Inc. *	37,500	999,000
BrightSphere Investment Group plc	29,500	315,060
Houlihan Lokey, Inc.	5,600	206,080
INTL. FCStone, Inc. *	1,000	36,580
Investment Technology Group, Inc.	25,200	762,048
Pzena Investment Management, Inc., Class A	4,600	39,790
Stifel Financial Corp.	1,100	45,562

		2,693,640

Chemicals — 1.5%
AdvanSix, Inc. *	8,600	209,324
FutureFuel Corp.	12,500	198,250
OMNOVA Solutions, Inc. *	9,900	72,567
Rayonier Advanced Materials, Inc.	3,700	39,405
Stepan Co.	7,200	532,800
Trinseo SA	29,000	1,327,620

		2,379,966

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.	9,600	308,256
ACCO Brands Corp.	122,800	832,584
Essendant, Inc.	37,100	466,718
Herman Miller, Inc.	1,900	57,475
Kimball International, Inc., Class B	8,300	117,777
Knoll, Inc.	20,400	336,192
LSC Communications, Inc.	36,000	252,000
Quad/Graphics, Inc.	59,300	730,576
Steelcase, Inc., Class A	17,900	265,457
UniFirst Corp.	3,900	557,973

INVESTMENTS	SHARES	VALUE($)

Commercial Services & Supplies — continued
VSE Corp.	900	26,919

		3,951,927

Communications Equipment — 0.6%
Ciena Corp. *	27,000	915,570

Construction & Engineering — 2.2%
EMCOR Group, Inc.	16,075	959,517
HC2 Holdings, Inc. * (b)	64,600	170,544
KBR, Inc.	76,400	1,159,752
MasTec, Inc. * (b)	22,000	892,320
Sterling Construction Co., Inc. *	13,500	147,015
Tutor Perini Corp. *	8,918	142,420

		3,471,568

Consumer Finance — 1.4%
Enova International, Inc. *	8,000	155,680
FirstCash, Inc.	20,020	1,448,447
Green Dot Corp., Class A *	7,800	620,256

		2,224,383

Containers & Packaging — 0.1%
Berry Global Group, Inc. *	2,059	97,864

Distributors — 0.2%
Core-Mark Holding Co., Inc.	11,400	265,050

Diversified Consumer Services — 0.5%
K12, Inc. *	14,600	361,934
Strategic Education, Inc.	937	106,275
Weight Watchers International, Inc. *	6,800	262,140

		730,349

Diversified Financial Services — 0.0% (a)
Marlin Business Services Corp.	2,000	44,660

Diversified Telecommunication Services — 0.2%
Ooma, Inc. *	21,200	294,256

Electric Utilities — 1.4%
IDACORP, Inc.	3,900	362,934
MGE Energy, Inc.	2,450	146,902
PNM Resources, Inc.	5,500	225,995
Portland General Electric Co.	22,675	1,039,649
Spark Energy, Inc., Class A (b)	52,067	386,858

		2,162,338

Electrical Equipment — 0.7%
Atkore International Group, Inc. *	14,300	283,712
Bloom Energy Corp., Class A * (b)	1,100	10,978
EnerSys	4,100	318,201
Generac Holdings, Inc. *	7,700	382,690
Regal Beloit Corp.	2,400	168,120

		1,163,701

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 5.0%
Fabrinet (Thailand) *	31,900	1,636,789
Insight Enterprises, Inc. *	16,900	688,675
KEMET Corp.	47,400	831,396
Kimball Electronics, Inc. *	17,225	266,815
Littelfuse, Inc.	1,800	308,664
Methode Electronics, Inc.	32,400	754,596
Sanmina Corp. *	40,100	964,806
Tech Data Corp. *	20,500	1,677,105
Vishay Intertechnology, Inc.	23,200	417,832
Vishay Precision Group, Inc. *	6,500	196,495

		7,743,173

Energy Equipment & Services — 0.9%
Exterran Corp. *	17,600	311,520
FTS International, Inc. *	25,400	180,594
Matrix Service Co. *	17,600	315,744
McDermott International, Inc. * (b)	18,433	120,552
Nine Energy Service, Inc. *	13,800	311,052
RigNet, Inc. *	14,600	184,544

		1,424,006

Equity Real Estate Investment Trusts (REITs) — 7.2%
American Assets Trust, Inc.	8,100	325,377
Americold Realty Trust	33,800	863,252
Armada Hoffler Properties, Inc.	54,800	770,488
Ashford Hospitality Trust, Inc.	7,100	28,400
Chatham Lodging Trust	6,300	111,384
Chesapeake Lodging Trust	7,300	177,755
CoreCivic, Inc.	21,700	386,911
CorEnergy Infrastructure Trust, Inc. (b)	600	19,848
CorePoint Lodging, Inc.	33,900	415,275
CoreSite Realty Corp.	3,900	340,197
Cousins Properties, Inc.	143,738	1,135,530
DiamondRock Hospitality Co.	24,100	218,828
First Industrial Realty Trust, Inc.	29,800	860,028
GEO Group, Inc. (The)	54,350	1,070,695
Getty Realty Corp.	17,800	523,498
Highwoods Properties, Inc.	5,000	193,450
Hudson Pacific Properties, Inc.	3,800	110,428
InfraREIT, Inc. *	6,600	138,732
Jernigan Capital, Inc.	9,500	188,290
Pebblebrook Hotel Trust	3,218	91,102
Preferred Apartment Communities, Inc., Class A	15,000	210,900
PS Business Parks, Inc.	550	72,050
Retail Opportunity Investments Corp.	18,900	300,132
Rexford Industrial Realty, Inc.	10,000	294,700
RLJ Lodging Trust	14,700	241,080

INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Sun Communities, Inc.	1,900	193,249
Sunstone Hotel Investors, Inc.	48,425	630,009
Tier REIT, Inc.	16,300	336,269
Xenia Hotels & Resorts, Inc.	56,300	968,360

		11,216,217

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club Holdings, Inc. *	22,800	505,248
Performance Food Group Co. *	20,200	651,854
SpartanNash Co.	21,480	369,026
US Foods Holding Corp. *	7,500	237,300

		1,763,428

Food Products — 0.5%
Dean Foods Co.	23,900	91,059
Pilgrim’s Pride Corp. *	19,200	297,792
Sanderson Farms, Inc.	2,400	238,296
TreeHouse Foods, Inc. *	1,700	86,207

		713,354

Gas Utilities — 0.7%
New Jersey Resources Corp.	9,300	424,731
Southwest Gas Holdings, Inc.	8,700	665,550

		1,090,281

Health Care Equipment & Supplies — 3.4%
Axonics Modulation Technologies, Inc. *	20,000	302,200
CONMED Corp.	2,200	141,240
FONAR Corp. *	3,800	76,912
Globus Medical, Inc., Class A *	3,800	164,464
Haemonetics Corp. *	14,500	1,450,725
Inogen, Inc. *	4,200	521,514
Integer Holdings Corp. *	20,400	1,555,704
Lantheus Holdings, Inc. *	28,500	446,025
Masimo Corp. *	2,200	236,214
OraSure Technologies, Inc. *	28,000	327,040
SI-BONE, Inc. *	1,800	37,602

		5,259,640

Health Care Providers & Services — 4.2%
Addus HomeCare Corp. *	15,300	1,038,564
American Renal Associates Holdings, Inc. *	9,100	104,832
Cross Country Healthcare, Inc. *	23,100	169,323
Encompass Health Corp.	14,900	919,330
Guardant Health, Inc. * (b)	2,100	78,939
HealthEquity, Inc. *	3,100	184,915
Molina Healthcare, Inc. *	11,850	1,377,207
Owens & Minor, Inc.	66,900	423,477

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
RadNet, Inc. *	20,800	211,536
Tenet Healthcare Corp. *	52,300	896,422
Triple-S Management Corp., Class B (Puerto Rico) *	24,454	425,255
WellCare Health Plans, Inc. *	2,500	590,225

		6,420,025

Health Care Technology — 0.1%
HMS Holdings Corp. *	7,000	196,910

Hotels, Restaurants & Leisure — 0.6%
Marriott Vacations Worldwide Corp.	5,000	352,550
Penn National Gaming, Inc. *	8,136	153,201
Ruth’s Hospitality Group, Inc.	14,000	318,220
Texas Roadhouse, Inc.	1,400	83,580

		907,551

Household Durables — 2.2%
Hamilton Beach Brands Holding Co., Class A	2,400	56,304
Helen of Troy Ltd. *	13,200	1,731,576
Hooker Furniture Corp.	6,200	163,308
KB Home	22,600	431,660
Lifetime Brands, Inc.	9,400	94,282
Taylor Morrison Home Corp., Class A *	58,700	933,330

		3,410,460

Household Products — 0.3%
Central Garden & Pet Co., Class A *	16,800	525,000

Independent Power and Renewable Electricity Producers — 0.7%
Atlantic Power Corp. *	32,000	69,440
Clearway Energy, Inc., Class A	3,000	50,760
Clearway Energy, Inc., Class C	47,000	810,750
Vistra Energy Corp. *	6,541	149,723

		1,080,673

Insurance — 2.2%
American Equity Investment Life Holding Co.	28,000	782,320
CNO Financial Group, Inc.	36,400	541,632
FedNat Holding Co.	7,400	147,408
First American Financial Corp.	7,800	348,192
HCI Group, Inc.	4,200	213,402
Heritage Insurance Holdings, Inc.	2,600	38,272
National General Holdings Corp.	3,800	91,998
Selective Insurance Group, Inc. (b)	2,600	158,444
Stewart Information Services Corp.	11,000	455,400
Third Point Reinsurance Ltd. (Bermuda) *	38,500	371,140
United Fire Group, Inc.	2,800	155,260

INVESTMENTS	SHARES	VALUE($)

Insurance — continued
Universal Insurance Holdings, Inc.	2,100	79,632

		3,383,100

Interactive Media & Services — 0.2%
QuinStreet, Inc. *	16,800	272,664

Internet & Direct Marketing Retail — 0.5%
Groupon, Inc. *	55,400	177,280
Liberty Expedia Holdings, Inc., Class A *	17,600	688,336

		865,616

IT Services — 2.9%
CACI International, Inc., Class A *	3,900	561,717
Limelight Networks, Inc. *	165,500	387,270
ManTech International Corp., Class A	13,100	685,065
MAXIMUS, Inc.	1,400	91,126
Perspecta, Inc.	10,400	179,088
Travelport Worldwide Ltd.	97,900	1,529,198
Unisys Corp. *	54,700	636,161
Virtusa Corp. *	8,800	374,792

		4,444,417

Leisure Products — 0.1%
YETI Holdings, Inc. *	7,100	105,364

Machinery — 3.9%
Barnes Group, Inc.	2,300	123,326
Columbus McKinnon Corp.	13,300	400,862
Federal Signal Corp.	10,900	216,910
Global Brass & Copper Holdings, Inc.	34,700	872,705
Greenbrier Cos., Inc. (The)	3,600	142,344
Hillenbrand, Inc.	22,200	842,046
Hurco Cos., Inc.	1,200	42,840
Hyster-Yale Materials Handling, Inc.	2,700	167,292
Kadant, Inc.	5,100	415,446
Meritor, Inc. *	76,500	1,293,615
Milacron Holdings Corp. *	24,500	291,305
Park-Ohio Holdings Corp.	2,600	79,794
SPX FLOW, Inc. *	7,800	237,276
Standex International Corp.	800	53,744
TriMas Corp. *	6,700	182,843
Wabash National Corp.	48,700	636,996

		5,999,344

Media — 1.8%
Beasley Broadcast Group, Inc., Class A	6,500	24,375
Entravision Communications Corp., Class A	79,200	230,472
Gannett Co., Inc.	65,100	555,303
Gray Television, Inc. *	26,200	386,188

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Media — continued
Liberty Latin America Ltd., Class A (Chile) *	33,900	490,872
Nexstar Media Group, Inc., Class A	1,600	125,824
Sinclair Broadcast Group, Inc., Class A (b)	34,800	916,632
TEGNA, Inc.	11,300	122,831

		2,852,497

Metals & Mining — 0.7%
Cleveland-Cliffs, Inc.	32,700	251,463
Commercial Metals Co.	12,900	206,658
Ramaco Resources, Inc. *	14,100	69,795
Ryerson Holding Corp. *	9,600	60,864
Warrior Met Coal, Inc.	20,200	487,022

		1,075,802

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Cherry Hill Mortgage Investment Corp.	6,200	108,748
Redwood Trust, Inc.	29,600	446,072

		554,820

Oil, Gas & Consumable Fuels — 2.6%
Abraxas Petroleum Corp. *	108,225	117,965
Arch Coal, Inc., Class A	5,000	414,950
CVR Energy, Inc.	5,000	172,400
Delek US Holdings, Inc.	41,700	1,355,667
Denbury Resources, Inc. *	195,100	333,621
Peabody Energy Corp.	13,800	420,624
Renewable Energy Group, Inc. *	24,100	619,370
REX American Resources Corp. *	300	20,433
W&T Offshore, Inc. *	108,500	447,020

		3,902,050

Paper & Forest Products — 1.5%
Boise Cascade Co.	9,100	217,035
Louisiana-Pacific Corp.	38,500	855,470
Schweitzer-Mauduit International, Inc.	21,300	533,565
Verso Corp., Class A *	33,400	748,160

		2,354,230

Personal Products — 0.1%
USANA Health Sciences, Inc. *	900	105,957

Pharmaceuticals — 2.2%
Aclaris Therapeutics, Inc. *	16,800	124,152
Arvinas, Inc. *	400	5,140
Assembly Biosciences, Inc. *	7,200	162,864
Dermira, Inc. *	39,500	284,005
Endo International plc *	58,600	427,780
Horizon Pharma plc *	42,900	838,266
Lannett Co., Inc. * (b)	33,500	166,160

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — continued
Mallinckrodt plc *	15,600	246,480
Medicines Co. (The) * (b)	2,000	38,280
Menlo Therapeutics, Inc. *	38,000	156,560
Phibro Animal Health Corp., Class A	6,900	221,904
Revance Therapeutics, Inc. *	3,400	68,442
TherapeuticsMD, Inc. * (b)	67,200	256,032
WaVe Life Sciences Ltd. * (b)	10,200	428,808

		3,424,873

Professional Services — 3.8%
Acacia Research Corp. *	8,900	26,522
Barrett Business Services, Inc.	17,400	996,150
CBIZ, Inc. *	20,300	399,910
CRA International, Inc.	3,200	136,160
ICF International, Inc.	900	58,302
Insperity, Inc.	11,800	1,101,648
Kelly Services, Inc., Class A	1,100	22,528
Kforce, Inc.	2,000	61,840
Korn/Ferry International	4,000	158,160
TriNet Group, Inc. *	21,300	893,535
TrueBlue, Inc. *	33,500	745,375
Upwork, Inc. * (b)	13,200	239,052
WageWorks, Inc. *	40,633	1,103,593

		5,942,775

Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	34,400	497,768
Marcus & Millichap, Inc. *	13,900	477,187
Newmark Group, Inc., Class A	26,598	213,316

		1,188,271

Road & Rail — 1.0%
ArcBest Corp.	36,200	1,240,212
Covenant Transportation Group, Inc., Class A *	3,000	57,600
Schneider National, Inc., Class B	6,900	128,823
Universal Logistics Holdings, Inc.	1,300	23,517
YRC Worldwide, Inc. *	8,400	26,460

		1,476,612

Semiconductors & Semiconductor Equipment — 2.0%
Advanced Energy Industries, Inc. *	8,900	382,077
Alpha & Omega Semiconductor Ltd. *	19,350	197,176
Cirrus Logic, Inc. *	20,600	683,508
Cohu, Inc.	20,600	331,042
Cypress Semiconductor Corp.	43,615	554,783
Ichor Holdings Ltd. *	14,400	234,720
Rambus, Inc. *	34,900	267,683
Rudolph Technologies, Inc. *	4,800	98,256

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Ultra Clean Holdings, Inc. *	37,600	318,472

		3,067,717

Software — 3.9%

Anaplan, Inc. * (b)	15,200	403,408

Bottomline Technologies de, Inc. *	4,100	196,800

CommVault Systems, Inc. *	21,400	1,264,526

Cornerstone OnDemand, Inc. *	30,300	1,528,029

Elastic NV * (b)	9,400	671,912

Imperva, Inc. *	11,800	657,142

MicroStrategy, Inc., Class A *	1,800	229,950

QAD, Inc., Class A	1,900	74,727

SailPoint Technologies Holding, Inc. *	16,500	387,585

SPS Commerce, Inc. *	2,600	214,188

SVMK, Inc. * (b)	29,900	366,873

		5,995,140

Specialty Retail — 2.8%

America’s Car-Mart, Inc. *	1,000	72,450

Asbury Automotive Group, Inc. *	1,700	113,322

Caleres, Inc.	18,900	525,987

Conn’s, Inc. * (b)	6,700	126,362

DSW, Inc., Class A	14,100	348,270

Express, Inc. *	12,700	64,897

Five Below, Inc. *	3,000	306,960

Group 1 Automotive, Inc.	4,800	253,056

Office Depot, Inc.	376,745	972,002

Party City Holdco, Inc. *	16,800	167,664

RH * (b)	4,400	527,208

Signet Jewelers Ltd.	2,900	92,133

Tilly’s, Inc., Class A	31,900	346,434

Zumiez, Inc. *	19,600	375,732

		4,292,477

Technology Hardware, Storage & Peripherals — 0.5%

Immersion Corp. *	86,100	771,456

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp. *	8,300	1,061,985

Fossil Group, Inc. *	3,700	58,201

		1,120,186

Thrifts & Mortgage Finance — 0.8%

BankFinancial Corp.	2,900	43,355

HomeStreet, Inc. *	6,400	135,872

MGIC Investment Corp. *	41,800	437,228

OceanFirst Financial Corp.	8,100	182,331

PennyMac Financial Services, Inc.	6,000	127,560

INVESTMENTS	SHARES	VALUE($)

Thrifts & Mortgage Finance — continued

Radian Group, Inc.	5,800	94,888

Walker & Dunlop, Inc.	6,000	259,500

		1,280,734

Tobacco — 0.1%

Turning Point Brands, Inc.	7,300	198,706

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies, Inc.	5,800	312,852

MRC Global, Inc. *	46,600	569,918

NOW, Inc. *	14,600	169,944

Rush Enterprises, Inc., Class A	2,400	82,752

Veritiv Corp. *	4,700	117,359

		1,252,825

Water Utilities — 0.0% (a)

Consolidated Water Co. Ltd. (Cayman Islands)	1,700	19,822

Total Common Stocks (Cost $140,608,563)		147,687,294

	NO. OF WARRANTS

Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc.

expiring 10/1/2019, price 10.75 * (Cost $ — )	355	—

	SHARES
Short-Term Investments — 11.7%

Investment Companies — 11.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $17,998,257)	17,998,257	17,998,257

Investment of Cash Collateral from Securities Loaned — 3.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $4,600,040)	4,600,040	4,600,040

Total Investments — 110.2% (Cost $163,206,860)		170,285,591

Liabilities in Excess of Other Assets — (10.2%)		(15,825,976)

NET ASSETS — 100.0%		154,459,615

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Abbreviations
REIT	Real Estate Investment Trust
(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is $4,565,885.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount($)	Value and Unrealized Appreciation (Depreciation)($)

Long Contracts

Russell 2000 E-Mini Index	89	03/2019	USD	6,005,720	(67,131)

					(67,131)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018

JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$147,687,294
Investments in affiliates, at value	17,998,257
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	4,600,040
Cash	2,237
Deposits at broker for futures contracts	340,000
Receivables:
Investment securities sold	662,359
Portfolio shares sold	474,088
Dividends from non-affiliates	202,761
Dividends from affiliates	22,991
Securities lending income (Note 2.C.)	3,889
Variation margin on futures contracts	49,936
From affiliate (Note 3.F.)	88,189

Total Assets	172,132,041

LIABILITIES:
Payables:
Due to affiliate (Note 3.F.)	11,747,847
Investment securities purchased	1,123,426
Collateral received on securities loaned (Note 2.C.)	4,600,040
Portfolio shares redeemed	55,104
Accrued liabilities:
Investment advisory fees	86,208
Administration fees	10,930
Distribution fees	226
Custodian and accounting fees	9,639
Other	39,006

Total Liabilities	17,672,426

Net Assets	$154,459,615

NET ASSETS:
Paid-in-Capital	$125,386,670
Total distributable earnings (loss) (a)	29,072,945

Total Net Assets	$154,459,615

Net Assets:
Class 1	$153,428,808
Class 2	1,030,807

Total	$154,459,615

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	7,270,257
Class 2	49,302

Net Asset Value, offering and redemption price per share (b):
Class 1	$21.10
Class 2	20.91

Cost of investments in non-affiliates	$140,608,563
Cost of investments in affiliates	17,998,257
Investment securities on loan, at value	4,565,885
Cost of investment of cash collateral	4,600,040

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,345,566
Dividend income from affiliates	102,403
Interest income from affiliates	12
Income from securities lending (net)	11,967

Total investment income	2,459,948

EXPENSES:
Investment advisory fees	1,236,761
Administration fees	154,326
Distribution fees — Class 2	2,975
Custodian and accounting fees	49,755
Professional fees	53,382
Trustees’ and Chief Compliance Officer’s fees	25,108
Printing and mailing costs	36,261
Transfer agency fees — Class 1	4,780
Transfer agency fees — Class 2	277
Other	16,887

Total expenses	1,580,512

Less fees waived	(12,152)

Net expenses	1,568,360

Net investment income (loss)	891,588

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,409,204
Futures contracts	(398,289)

Net realized gain (loss)	22,010,915

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(43,203,084)
Futures contracts	(51,844)

Change in net unrealized appreciation/depreciation	(43,254,928)

Net realized/unrealized gains (losses)	(21,244,013)

Change in net assets resulting from operations	$(20,352,425)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$891,588	$711,248
Net realized gain (loss)	22,010,915	12,456,575
Change in net unrealized appreciation/depreciation	(43,254,928)	12,369,850

Change in net assets resulting from operations	(20,352,425)	25,537,673

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class 1	(12,803,929)	(1,828,495)
Class 2	(74,744)	(12,660)

Total distributions to shareholders	(12,878,673)	(1,841,155)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,605,999)	3,529,189

NET ASSETS:
Change in net assets	(35,837,097)	27,225,707
Beginning of period	190,296,712	163,071,005

End of period	$154,459,615	$190,296,712

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$34,029,343	$40,588,699
Distributions reinvested	12,803,929	1,828,495
Cost of shares redeemed	(49,573,895)	(38,267,557)

Change in net assets resulting from Class 1 capital transactions	$(2,740,623)	$4,149,637

Class 2
Proceeds from shares issued	$631,138	$148,469
Distributions reinvested	74,744	12,660
Cost of shares redeemed	(571,258)	(781,577)

Change in net assets resulting from Class 2 capital transactions	$134,624	$(620,448)

Total change in net assets resulting from capital transactions	$(2,605,999)	$3,529,189

SHARE TRANSACTIONS:
Class 1
Issued	1,349,757	1,735,157
Reinvested	495,892	80,057
Redeemed	(1,953,186)	(1,619,403)

Change in Class 1 Shares	(107,537)	195,811

Class 2
Issued	24,740	6,269
Reinvested	2,917	558
Redeemed	(22,051)	(33,547)

Change in Class 2 Shares	5,606	(26,720)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

Class 1
From net investment income	$(572,218)
From net realized gains	(1,256,277)
Class 2
From net investment income	(1,794)
From net realized gains	(10,866)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Portfolio
Class 1
Year Ended December 31, 2018	$25.64	$0.12	$(2.85)	$(2.73)	$(0.10)	$(1.71)	$(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09	3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04	1.98	2.02	(0.03)	(1.96)	(1.99)

Class 2
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02)	1.97	1.95	—	(1.96)	(1.96)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$21.10	(11.93)%	$153,428,808	0.82%	0.47%	0.83%	59%
25.64	15.23	189,186,215	0.83	0.40	0.83	51
22.49	20.21	161,500,800	0.87	0.46	0.87	55
20.56	(5.28)	122,865,455	0.85	0.56	0.86	52
24.06	9.59	111,175,638	0.87	0.19	0.87	54

20.91	(12.15)	1,030,807	1.09	0.20	1.10	59
25.41	14.93	1,110,497	1.09	0.10	1.10	51
22.30	19.88	1,570,205	1.12	0.20	1.13	55
20.38	(5.55)	1,220,572	1.14	0.30	1.15	52
23.90	9.30	1,600,865	1.12	(0.09)	1.13	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$170,285,591	$—	(b)	$—	$170,285,591

Depreciation in Other Financial Instruments
Futures Contracts	$(67,131)	$—		$—	$(67,131)

(a)	All portfolio holdings designated in level 1 and level 2 are disclosed individually in the SOI. Level 2 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the year ended December 31, 2018.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$5,253,270
Ending Notional Balance Long	6,005,720

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Dividend Income
$14,051

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
$4,565,885	$4,600,040	$4,600,040

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Portfolio as of December 31, 2018.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$4,565,885	$(4,565,885)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$597

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended December 31, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$11,813,215	$7,213,175	$—	$—	$4,600,040	4,600,040	$14,051	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	3,446,991	68,846,973	54,295,707	—	—	17,998,257	17,998,257	102,403		—

Total	$3,446,991	$80,660,188	$61,508,882	$—	$—	$22,598,297		$116,454		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statement of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(52,662)	$52,662

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services during the year ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2018, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration Fees as outlined in Note 3.E.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion and 0.01% of the Portfolio’s daily average net assets in excess of $25 billion.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2018 and is in place until at least April 30, 2019.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the year ended December 31, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Voluntary Waivers
Investment Advisory Fees
$1,904

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2018 was $10,248.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

As of December 31, 2018, the Portfolio had an amount payable to and a receivable from affiliates due to an operational error.

4. Investment Transactions

During the year ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$108,841,061	$126,804,562

During the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$163,949,816	$27,862,026	$21,593,382	$6,268,644

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,253,968	$8,624,705	$12,878,673

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$574,009	$1,267,146	$1,841,155

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

As of December 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,816,895	$19,948,400	$6,268,644

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2018, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2018, the Portfolio had two omnibus accounts which collectively represented 56.3% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Portfolio’s net assets or results of operation.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Small Cap Core Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler**** (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

****	Mr. Schonbachler retired effective December 31, 2018.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	29

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$814.70	$3.75	0.82%
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class 2
Actual	1,000.00	813.90	5.03	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s share-

holders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second, third and first quintiles based upon the Peer Group, and in the first, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 38.95%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2018.

Long Term Capital Gain

The Portfolio distributed $8,624,705, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2018.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved December 2018.	AN-JPMITSCCP-1218

Annual Report

JPMorgan Insurance Trust

December 31, 2018

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholders,

The U.S. economy largely outpaced other leading economies throughout 2018 as the second-longest U.S. expansion on record fed continued job growth, buoyant consumer sentiment and record high corporate profits. However, the end of the year was marked by a sell-off in equity markets, unresolved global trade tensions and a political impasse that led to the shutdown of large parts of the federal government.

“While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.”

After advancing by 2.2% in the first quarter of 2018, growth in U.S. gross domestic product (GDP) peaked in the second quarter of 2018 at 4.2%, the first time quarterly GDP had breached the 4% ceiling since late 2014. Third quarter 2018 GDP grew at 3.4%. The unemployment rate remained historically low, dipping to 3.7% in September and October before ending the year at 3.9%.

In response, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year and indicated further, measured increases during 2019. However, slowing global growth toward the end of 2018 and financial market volatility raised questions about the Fed’s planned path forward.

Meanwhile, aggregate U.S. corporate earnings and revenues reached record levels in both the second and third quarters of 2018, which provided support for U.S. equity prices. Notably, some of that profit growth was attributed to the temporary benefits of late-2017 federal tax cut legislation and the outlook for U.S. corporate earnings growth remained positive, but tempered, by the end of the reporting period.

U.S. equity prices began 2018 with solid gains. The S&P 500 Index (the “S&P 500”) reached 14 new closing highs in January. Then a sharp sell-off drove prices down in early February after a brief spike in yields on the bellwether 10-year U.S. Treasury bond rattled investors. In subsequent months, equity prices rebounded somewhat, though financial market volatility remained elevated for the rest of the year. In August, the S&P 500 again reached record highs and then another sell-off in early October was followed by gains in November. The following month was the worst December since 1931 for the S&P 500 Index, which fell 9.18% and wiped out any gains made in the previous 11 months.

At the end of the year, investors faced several growing risks to global economic growth and financial market strength. Several leading economies, particularly China and the European Union (the “EU”), showed signs of slowing growth in the latter half of the year. Trade tariffs between the U.S. and China had little apparent direct impact on the U.S. economy in 2018, but absent a negotiated resolution to their trade dispute, the negative impact of protectionist policies could rapidly escalate. Meanwhile, the final months of 2018 also saw an increase in U.S. companies warning about rising costs of materials and labor, even as global oil prices declined somewhat.

At the same time, economists generally remained optimistic about the fundamental strength of the U.S. economy. While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.

Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(7.85)%
S&P 500 Index**	(6.85)%

Net Assets as of 12/31/2018	$97,824,846

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets.

Though U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy, financial markets experienced a sharp sell-off in early February. While equity prices rebounded somewhat in subsequent months, market volatility remained elevated. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous twelve months.

Overall, U.S. large cap stocks outperformed both mid cap and small cap stocks, while value stocks underperformed growth stocks for the twelve months ended December 31, 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2018. Relative to the Benchmark, the Portfolio’s security selection in the semiconductors & hardware sector and the insurance sector was a leading detractor from performance, while the Portfolio’s security selection in the pharmaceutical/medical technology and retail sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Nvidia Corp. and Broadcom Inc. and its underweight position in Berkshire Hathaway Inc. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for specialty semiconductors. Shares of Broadcom, a semiconductor manufacturer, fell after the company announced a $19 billion acquisition offer for CA Inc. Shares of Berkshire Hathaway, an investment company that was not held by the Portfolio, rose amid analysts’ expectations for further growth in earnings in 2019.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in O’Reilly Automotive Inc. and Boston Scientific Co. and its underweight position in General Electric Co. Shares of O’Reilly Automotive, an automotive parts retailer, rose amid a healthy environment for the auto parts sector and investor expectations that the company will perform well in the later stages of the economic expansion. Shares of Boston Scientific, a maker of medical devices, rose amid better-than-expected results for the third quarter of 2018 and management’s execution on its long-term strategy. Shares of General Electric, an industrial conglomerate, fell amid continued investor concerns about the company’s ability to restructure and shed underperforming operations.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions compared with the Benchmark was in the media and health services & systems sectors and its largest underweight positions were in the financial services and real estate investment trust sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	5.1%
2.	Amazon.com, Inc.	3.9
3.	Pfizer, Inc.	2.8
4.	Alphabet, Inc., Class A	2.6
5.	Apple, Inc.	2.6
6.	UnitedHealth Group, Inc.	2.3
7.	Coca-Cola Co. (The)	2.0
8.	Johnson & Johnson	1.9
9.	General Dynamics Corp.	1.8
10.	salesforce.com, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.4%
Health Care	17.0
Consumer Discretionary	11.2
Communication Services	11.0
Industrials	10.8
Financials	10.4
Energy	5.6
Consumer Staples	4.7
Utilities	3.1
Materials	2.6
Real Estate	2.1
Others (each less than 1.0%)	0.4
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2018. The Portfolio’s composition is subject to change.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	(6.16)%	7.91%	13.32%
CLASS 2 SHARES	August 16, 2006	(6.42)	7.64	13.04

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.3%
Aerospace & Defense — 3.3%
General Dynamics Corp.	11,265	1,770,970
Northrop Grumman Corp.	4,989	1,221,806
United Technologies Corp.	2,589	275,677

		3,268,453

Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	1,757	171,360

Airlines — 0.3%
Delta Air Lines, Inc.	6,194	309,081

Auto Components — 0.2%
BorgWarner, Inc.	5,260	182,732

Automobiles — 0.1%
Ford Motor Co.	10,239	78,328

Banks — 5.7%
Bank of America Corp.	64,862	1,598,200
Citigroup, Inc.	13,210	687,713
Huntington Bancshares, Inc.	35,879	427,678
KeyCorp	55,989	827,517
SunTrust Banks, Inc.	14,109	711,658
SVB Financial Group*	3,418	649,146
Wells Fargo & Co.	14,329	660,280

		5,562,192

Beverages — 2.4%
Coca-Cola Co. (The)	42,418	2,008,492
Molson Coors Brewing Co., Class B	3,397	190,775
PepsiCo, Inc.	1,399	154,562

		2,353,829

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.*	3,410	331,998
Biogen, Inc.*	2,060	619,895
Gilead Sciences, Inc.	4,071	254,641
Vertex Pharmaceuticals, Inc.*	4,529	750,500

		1,957,034

Building Products — 0.1%
Allegion plc	1,256	100,116

Capital Markets — 3.2%
Ameriprise Financial, Inc.	5,720	596,997
Bank of New York Mellon Corp. (The)	8,316	391,434
Charles Schwab Corp. (The)	8,938	371,195
Intercontinental Exchange, Inc.	2,878	216,800
Morgan Stanley	39,234	1,555,628

		3,132,054

INVESTMENTS	SHARES	VALUE($)

Chemicals — 1.6%
DowDuPont, Inc.	9,464	506,135
Eastman Chemical Co.	10,454	764,292
Linde plc (United Kingdom)	2,078	324,251

		1,594,678

Consumer Finance — 0.2%
Capital One Financial Corp.	2,401	181,492

Containers & Packaging — 1.0%
Crown Holdings, Inc.* (a)	16,316	678,256
Westrock Co.	6,463	244,043

		922,299

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	38,219	1,090,770
Verizon Communications, Inc.	14,271	802,316

		1,893,086

Electric Utilities — 2.7%
NextEra Energy, Inc.	9,813	1,705,696
Xcel Energy, Inc.	18,497	911,347

		2,617,043

Electrical Equipment — 0.7%
Eaton Corp. plc	9,806	673,280

Entertainment — 2.0%
Electronic Arts, Inc.*	5,511	434,873
Netflix, Inc.*	5,505	1,473,468

		1,908,341

Equity Real Estate Investment Trusts (REITs) — 2.1%
AvalonBay Communities, Inc.	1,787	311,028
Brixmor Property Group, Inc.	3,670	53,912
Prologis, Inc.	20,436	1,200,002
Ventas, Inc.	3,236	189,597
Vornado Realty Trust	5,296	328,511

		2,083,050

Food Products — 1.5%
Kraft Heinz Co. (The)	4,368	187,999
Mondelez International, Inc., Class A	32,755	1,311,182

		1,499,181

Health Care Equipment & Supplies — 3.0%
Becton Dickinson and Co.	734	165,385
Boston Scientific Corp.*	38,366	1,355,854
Intuitive Surgical, Inc.*	799	382,657
Medtronic plc	5,538	503,737
Zimmer Biomet Holdings, Inc.	5,257	545,256

		2,952,889

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — 4.7%
Cigna Corp.	7,570	1,437,694
CVS Health Corp.	10,353	678,328
UnitedHealth Group, Inc.	9,214	2,295,392
Universal Health Services, Inc., Class B	1,512	176,239

		4,587,653

Hotels, Restaurants & Leisure — 1.1%
Hilton Worldwide Holdings, Inc.	1,096	78,693
Royal Caribbean Cruises Ltd.	8,668	847,644
Yum! Brands, Inc.	1,445	132,824

		1,059,161

Household Durables — 0.3%
Lennar Corp., Class A	8,159	319,425

Household Products — 0.2%
Procter & Gamble Co. (The)	1,953	179,520

Industrial Conglomerates — 1.3%
Honeywell International, Inc.	9,985	1,319,218

Insurance — 1.3%
Allstate Corp. (The)	3,378	279,124
American International Group, Inc.	4,081	160,832
Arthur J Gallagher & Co.	3,715	273,795
Hartford Financial Services Group, Inc. (The)	5,906	262,522
Lincoln National Corp.	4,076	209,140
Willis Towers Watson plc	1,005	152,619

		1,338,032

Interactive Media & Services — 4.5%
Alphabet, Inc., Class A*	2,495	2,607,175
Alphabet, Inc., Class C*	1,420	1,470,566
Facebook, Inc., Class A*	2,114	277,125

		4,354,866

Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc.*	2,532	3,802,988
Expedia Group, Inc.	588	66,238

		3,869,226

IT Services — 4.8%
Accenture plc, Class A	4,878	687,847
Alliance Data Systems Corp.	1,629	244,480
Automatic Data Processing, Inc.	3,202	419,846
First Data Corp., Class A*	8,125	137,394
International Business Machines Corp.	393	44,672
Mastercard, Inc., Class A	6,895	1,300,742
PayPal Holdings, Inc.*	6,608	555,667
Visa, Inc., Class A	9,625	1,269,922

		4,660,570

INVESTMENTS	SHARES	VALUE($)

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	1,870	126,150
Thermo Fisher Scientific, Inc.	2,050	458,770

		584,920

Machinery — 2.5%
Caterpillar, Inc.	9,181	1,166,630
Deere & Co.	1,509	225,097
Ingersoll-Rand plc	3,036	276,974
Stanley Black & Decker, Inc.	6,177	739,634

		2,408,335

Media — 2.3%
Charter Communications, Inc., Class A*	4,371	1,245,604
Comcast Corp., Class A	14,067	478,981
Discovery, Inc., Class A*	4,271	105,665
Discovery, Inc., Class C*	13,968	322,381
DISH Network Corp., Class A*	4,641	115,886

		2,268,517

Multiline Retail — 0.3%
Dollar Tree, Inc.*	3,251	293,630

Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	2,193	114,146
Sempra Energy	2,598	281,077

		395,223

Oil, Gas & Consumable Fuels — 5.7%
Chevron Corp.	1,982	215,622
Concho Resources, Inc.*	5,324	547,254
Diamondback Energy, Inc.	8,330	772,191
EOG Resources, Inc.	10,865	947,537
Marathon Petroleum Corp.	15,921	939,498
Occidental Petroleum Corp.	8,399	515,530
Parsley Energy, Inc., Class A*	24,264	387,739
Pioneer Natural Resources Co.	9,385	1,234,315

		5,559,686

Pharmaceuticals — 6.7%
Bristol-Myers Squibb Co.	1,683	87,482
Eli Lilly & Co.	3,939	455,821
Johnson & Johnson	14,369	1,854,320
Merck & Co., Inc.	17,574	1,342,829
Nektar Therapeutics*	2,612	85,857
Pfizer, Inc.	63,306	2,763,307

		6,589,616

Road & Rail — 2.2%
Norfolk Southern Corp.	11,099	1,659,744
Union Pacific Corp.	3,339	461,550

		2,121,294

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 5.0%

Analog Devices, Inc.	15,599	1,338,862

Broadcom, Inc.	455	115,697

NVIDIA Corp.	10,283	1,372,781

NXP Semiconductors NV (Netherlands)	3,708	271,722

Texas Instruments, Inc.	17,826	1,684,557

Universal Display Corp.	1,093	102,272

		4,885,891

Software — 7.1%

Microsoft Corp.	49,422	5,019,793

Oracle Corp.	1,398	63,120

salesforce.com, Inc.*	12,715	1,741,574

Workday, Inc., Class A*	754	120,399

		6,944,886

Specialty Retail — 4.5%

AutoZone, Inc.*	1,417	1,187,928

Best Buy Co., Inc.	1,266	67,047

Home Depot, Inc. (The)	5,189	891,574

O’Reilly Automotive, Inc.*	2,923	1,006,477

Ross Stores, Inc.	13,875	1,154,400

TJX Cos., Inc. (The)	3,031	135,607

		4,443,033

Technology Hardware, Storage & Peripherals — 2.6%

Apple, Inc.	16,229	2,559,963

Textiles, Apparel & Luxury Goods — 0.8%

PVH Corp.	8,229	764,886

Tobacco — 0.6%

Philip Morris International, Inc.	8,221	548,834

INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — 0.2%

HD Supply Holdings, Inc.*	5,974	224,145

Wireless Telecommunication Services — 0.4%

T-Mobile US, Inc.*	6,450	410,284

Total Common Stocks (Cost $82,041,173)		96,131,332

Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $1,626,949)	1,626,949	1,626,949

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b)(c) (Cost $429,023)	429,023	429,023

Total Investments — 100.4% (Cost $84,097,145)		98,187,304

Liabilities in Excess of Other Assets — (0.4%)		(362,458)

Net Assets — 100.0%		97,824,846

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is $427,173.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	9	03/2019	USD	1,126,350	2,582

					2,582

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018

JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$96,131,332
Investments in affiliates, at value	1,626,949
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	429,023
Deposits at broker for futures contracts	85,000
Receivables:
Investment securities sold	302,447
Portfolio shares sold	36,739
Interest and dividends from non-affiliates	95,859
Dividends from affiliates	1,989
Securities lending income (Note 2.C.)	39
Variation margin on futures contracts	7,623
Other	43,754

Total Assets	98,760,754

LIABILITIES:
Payables:
Due to affiliate (Note 3.F.)	88,189
Investment securities purchased	215,107
Collateral received on securities loaned (Note 2.C.)	429,023
Portfolio shares redeemed	98,029
Accrued liabilities:
Investment advisory fees	46,334
Administration fees	6,740
Distribution fees	2,942
Custodian and accounting fees	12,940
Other	36,604

Total Liabilities	935,908

Net Assets	$97,824,846

NET ASSETS:
Paid-in-Capital	$76,757,901
Total distributable earnings (loss) (a)	21,066,945

Total Net Assets	$97,824,846

Net Assets:
Class 1	$84,126,154
Class 2	13,698,692

Total	$97,824,846

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,158,991
Class 2	521,002

Net Asset Value, offering and redemption price per share (b):
Class 1	$26.63
Class 2	26.29

Cost of investments in non-affiliates	$82,041,173
Cost of investments in affiliates	1,626,949
Investment securities on loan, at value	427,173
Cost of investment of cash collateral	429,023

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$7
Interest income from affiliates	2
Dividend income from non-affiliates	1,789,761
Dividend income from affiliates	21,780
Income from securities lending (net)	163

Total investment income	1,811,713

EXPENSES:
Investment advisory fees	612,142
Administration fees	90,272
Distribution fees — Class 2	37,891
Custodian and accounting fees	54,958
Professional fees	52,409
Trustees’ and Chief Compliance Officer’s fees	24,878
Printing and mailing costs	29,518
Transfer agency fees — Class 1	2,086
Transfer agency fees — Class 2	154
Other	11,487

Total expenses	915,795

Less fees waived	(57,705)
Less expense reimbursements	(373)

Net expenses	857,717

Net investment income (loss)	953,996

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,620,592
Futures contracts	(54,637)

Net realized gain (loss)	7,565,955

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(14,592,717)
Futures contracts	(1,583)

Change in net unrealized appreciation/depreciation	(14,594,300)

Net realized/unrealized gains (losses)	(7,028,345)

Change in net assets resulting from operations	$(6,074,349)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$953,996	$908,113
Net realized gain (loss)	7,565,955	13,318,306
Change in net unrealized appreciation/depreciation	(14,594,300)	6,996,136

Change in net assets resulting from operations	(6,074,349)	21,222,555

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class 1	(12,030,156)	(1,695,223)
Class 2	(1,934,068)	(233,351)

Total distributions to shareholders	(13,964,224)	(1,928,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,302,791	(7,690,499)

NET ASSETS:
Change in net assets	(13,735,782)	11,603,482
Beginning of period	111,560,628	99,957,146

End of period	$97,824,846	$111,560,628

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$10,974,767	$10,490,572
Distributions reinvested	12,030,156	1,695,223
Cost of shares redeemed	(18,980,090)	(19,596,047)

Change in net assets resulting from Class 1 capital transactions	$4,024,833	$(7,410,252)

Class 2
Proceeds from shares issued	$4,137,962	$3,044,402
Distributions reinvested	1,934,068	233,351
Cost of shares redeemed	(3,794,072)	(3,558,000)

Change in net assets resulting from Class 2 capital transactions	$2,277,958	$(280,247)

Total change in net assets resulting from capital transactions	$6,302,791	$(7,690,499)

SHARE TRANSACTIONS:
Class 1
Issued	354,936	353,589
Reinvested	414,976	58,638
Redeemed	(610,477)	(664,413)

Change in Class 1 Shares	159,435	(252,186)

Class 2
Issued	133,768	104,979
Reinvested	67,483	8,148
Redeemed	(125,232)	(119,787)

Change in Class 2 Shares	76,019	(6,660)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class 1
From net investment income	$(798,168)
From net realized gains	(897,055)
Class 2
From net investment income	(94,733)
From net realized gains	(138,618)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Year Ended December 31, 2018	$32.43	$0.27	(d)	$(1.93)	$(1.66)	$(0.27)	$(3.87)	$(4.14)
Year Ended December 31, 2017	27.03	0.26	(d)	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	(d)	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	(d)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(e)	2.96	3.27	(0.23)	—	(0.23)

Class 2
Year Ended December 31, 2018	32.08	0.20	(d)	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	(d)	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	(d)	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(d)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(e)	2.91	3.18	(0.20)	—	(0.20)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)

Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)(b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$26.63	(6.16)%	$84,126,154	0.74%	0.89%		0.79%	95%
32.43	22.28	97,286,462	0.75	0.89		0.79	91
27.03	10.98	87,878,389	0.80	0.98		0.80	61
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(e)	0.80	78

26.29	(6.42)	13,698,692	0.99	0.65		1.04	95
32.08	22.04	14,274,166	1.00	0.65		1.03	91
26.74	10.65	12,078,757	1.05	0.73		1.05	61
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(e)	1.04	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$98,187,304	$—	$—	$98,187,304

Appreciation in Other Financial Instruments
Futures Contracts	$2,582	$—	$—	$2,582

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2018.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2018:

Futures Contracts — Equity:
Average Notional Balance Long	$859,323
Ending Notional Balance Long	1,126,350

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Dividend Income
$2,194

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
$427,173	$429,023	$429,023

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Portfolio as of December 31, 2018.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$427,173	$(427,173)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$93

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended December 31, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$2,858,867	$2,429,844	$—	$—	$429,023	429,023	$2,194	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	1,222,588	25,837,836	25,433,475	—	—	1,626,949	1,626,949	21,780		—

Total	$1,222,588	$28,696,703	$27,863,319	$—	$—	$2,055,972		$23,974		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statement of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(57,238)	$57,238

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services during the year ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2018, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion and 0.01% of the Portfolio’s daily average net assets in excess of $25 billion.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the year ended December 31, 2018 and is in place until at least April 30, 2019.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the year ended December 31, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers			Contractual Reimbursements	Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total		Investment Advisory Fees
$606	$404	$1,010	$373	$53,872

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2018 was $2,823.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

As of December 31, 2018, the Portfolio had an amount payable to an affiliate due to an operational error.

4. Investment Transactions

During the year ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$103,917,787	$111,185,460

During the year ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$85,682,078	$18,604,843	$6,097,035	$12,507,808

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,909,749	$10,054,475	$13,964,224

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,043,674	$884,900	$1,928,574

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,406,198	$6,170,833	$12,507,808

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2018, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2018, the Portfolio had three omnibus accounts which collectively represented 63.8% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Portfolio’s net assets or results of operation.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust U.S. Equity Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler**** (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

****	Mr. Schonbachler retired effective December 31, 2018.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$921.40	$3.68	0.76%
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class 2
Actual	1,000.00	920.20	4.89	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2017, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 40.52%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2018.

Long Term Capital Gain

The Portfolio distributed $10,054,475, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2018.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	AN-JPMITUSEP-1218

Annual Report

JPMorgan Insurance Trust

December 31, 2018

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholders,

The U.S. economy largely outpaced other leading economies throughout 2018 as the second-longest U.S. expansion on record fed continued job growth, buoyant consumer sentiment and record high corporate profits. However, the end of the year was marked by a sell-off in equity markets, unresolved global trade tensions and a political impasse that led to the shutdown of large parts of the federal government.

“While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.”

After advancing by 2.2% in the first quarter of 2018, growth in U.S. gross domestic product (GDP) peaked in the second quarter of 2018 at 4.2%, the first time quarterly GDP had breached the 4% ceiling since late 2014. Third quarter 2018 GDP grew at 3.4%. The unemployment rate remained historically low, dipping to 3.7% in September and October before ending the year at 3.9%.

In response, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year and indicated further, measured increases during 2019. However, slowing global growth toward the end of 2018 and financial market volatility raised questions about the Fed’s planned path forward.

Meanwhile, aggregate U.S. corporate earnings and revenues reached record levels in both the second and third quarters of 2018, which provided support for U.S. equity prices. Notably, some of that profit growth was attributed to the temporary benefits of late-2017 federal tax cut legislation and the outlook for U.S. corporate earnings growth remained positive, but tempered, by the end of the reporting period.

U.S. equity prices began 2018 with solid gains. The S&P 500 Index (the “S&P 500”) reached 14 new closing highs in January. Then a sharp sell-off drove prices down in early February after a brief spike in yields on the bellwether 10-year U.S. Treasury bond rattled investors. In subsequent months, equity prices rebounded somewhat, though financial market volatility remained elevated for the rest of the year. In August, the S&P 500 again reached record highs and then another sell-off in early October was followed by gains in November. The following month was the worst December since 1931 for the S&P 500 Index, which fell 9.18% and wiped out any gains made in the previous 11 months.

At the end of the year, investors faced several growing risks to global economic growth and financial market strength. Several leading economies, particularly China and the European Union (the “EU”), showed signs of slowing growth in the latter half of the year. Trade tariffs between the U.S. and China had little apparent direct impact on the U.S. economy in 2018, but absent a negotiated resolution to their trade dispute, the negative impact of protectionist policies could rapidly escalate. Meanwhile, the final months of 2018 also saw an increase in U.S. companies warning about rising costs of materials and labor, even as global oil prices declined somewhat.

At the same time, economists generally remained optimistic about the fundamental strength of the U.S. economy. While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.

Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(4.92)%
MSCI World Index (net of foreign withholding taxes)	(8.71)%
Income Builder Composite Benchmark	(5.07)%

Net Assets as of 12/31/18	$66,430,876

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in 2018.

Though U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy, financial markets experienced a sharp sell-off in early February. While equity prices rebounded somewhat in subsequent months, market volatility remained elevated. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous twelve months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (EU) and uncertainty about Britain’s planned exit from the EU. Emerging markets equity prices fell amid rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Notably, emerging markets debt generally slumped in the first half of 2018, then turned positive in the second half.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the twelve months ended December 31, 2018.

The Benchmark is an equity-only index and the Portfolio’s allocation to diversified fixed income helped performance relative to the Benchmark as global equity prices fell late in the reporting period. During the reporting period, the Portfolio’s rebalancing of its equity allocation with a bias toward U.S. equity also contributed to performance relative to the Benchmark.

Relative to the Composite, the Portfolio’s allocations to non-agency mortgage-backed securities and short duration fixed income made a positive contribution to performance. The Portfolio’s allocations to non-U.S. developed market and emerging markets equity were leading detractors from performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers decreased their overall allocation to equity, increased their position in U.S. equity and reduced their allocations to international developed and emerging markets equity. The portfolio managers also added a dedicated allocation to U.S. agency mortgages, floating rate bank loans, and short duration fixed income while removing their dedicated allocation to investment grade corporate bonds.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Managed Income Fund Class L Shares	11.9%
2.	JPMorgan Equity Income Fund Class R6 Shares	6.2
3.	JPMorgan Floating Rate Income Fund Class R6 Shares	4.0
4.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	2.1
5.	FHLMC Gold Pools, 30 Year, Single Family, Pool # G67708, 3.50%, 03/01/2048	0.8
6.	Pfizer, Inc.	0.6
7.	FNMA, 30 Year, Single Family, Pool # BM3778, 3.50%, 12/01/2047	0.6
8.	FHLMC Gold Pools, 30 Year, Single Family, Pool # G67703, 3.50%, 04/01/2047	0.6
9.	Novartis AG (Registered) (Switzerland)	0.6
10.	FHLMC Gold Pools, 30 Year, Single Family, Pool # G67706, 3.50%, 12/01/2047	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	31.2%
Common Stocks	26.7
Investment Companies	24.1
Mortgage-Backed Securities	6.3
Asset-Backed Securities	3.6
Collateralized Mortgage Obligations	3.2
Commercial Mortgage-Backed Securities	1.6
Others (each less than 1.0%)	1.1
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Portfolio’s composition is subject to change.

FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(4.63)%	3.08%
CLASS 2 SHARES	December 9, 2014	(4.92)	2.84

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index, does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 30.8%

Australia — 0.3%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200,000	196,250

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)	21,000	19,950

5.13%, 5/15/2024 (c)	12,000	11,040

		227,240

Canada — 1.6%

1011778 BC ULC 4.25%, 5/15/2024 (c)	39,000	35,912

Advanz Pharma Corp. 8.00%, 9/6/2024	20,000	18,800

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	15,000	15,112

Bombardier, Inc.

6.00%, 10/15/2022 (c)	75,000	70,312

7.50%, 12/1/2024 (c)	29,000	27,333

7.50%, 3/15/2025 (c)	70,000	65,975

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	85,000	85,163

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	10,000	8,990

(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (b)	45,000	38,148

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	35,000	31,487

Garda World Security Corp. 8.75%, 5/15/2025 (c)	135,000	122,850

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	50,000	50,750

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (c)	15,000	14,812

7.63%, 1/15/2025 (c)	10,000	9,775

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (c)	16,000	15,800

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	20,000	15,350

Mattamy Group Corp. 6.88%, 12/15/2023 (c)	10,000	9,338

MEG Energy Corp.

6.38%, 1/30/2023 (c)	11,000	10,395

7.00%, 3/31/2024 (c)	8,000	7,640

6.50%, 1/15/2025 (c)	24,000	24,360

NOVA Chemicals Corp.

5.25%, 8/1/2023 (c)	5,000	4,725

4.88%, 6/1/2024 (c)	11,000	9,928

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Canada — continued

5.00%, 5/1/2025 (c)	22,000	19,800

5.25%, 6/1/2027 (c)	6,000	5,310

Open Text Corp. 5.88%, 6/1/2026 (c)	42,000	41,160

Precision Drilling Corp. 7.13%, 1/15/2026 (c)	7,000	6,020

Quebecor Media, Inc. 5.75%, 1/15/2023	5,000	5,025

Seven Generations Energy Ltd. 5.38%, 9/30/2025 (c)	36,000	32,220

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	24,000	23,340

Teck Resources Ltd.

6.13%, 10/1/2035	45,000	42,975

6.00%, 8/15/2040	30,000	27,900

5.40%, 2/1/2043	5,000	4,350

Transcanada Trust (ICE LIBOR USD 3 Month + 3.21%), 5.30%, 3/15/2077 (b)	80,000	69,050

Videotron Ltd.

5.00%, 7/15/2022	38,000	37,810

5.13%, 4/15/2027 (c)	32,000	30,240

		1,038,155

Finland — 0.1%

Nokia OYJ 6.63%, 5/15/2039	33,000	33,495

France — 0.6%

Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	200,000	205,500

Societe Generale SA (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (b) (c) (d)	200,000	194,750

		400,250

Ireland — 0.4%

Ardagh Packaging Finance plc 6.00%, 2/15/2025 (c)	200,000	184,624

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)	15,000	14,550

5.13%, 10/1/2023 (c)	8,000	7,640

Park Aerospace Holdings Ltd. 5.25%, 8/15/2022 (c)	21,000	20,318

4.50%, 3/15/2023 (c)	16,000	14,960

5.50%, 2/15/2024 (c)	37,000	35,705

		277,797

Italy — 0.1%

Telecom Italia Capital SA

6.38%, 11/15/2033	40,000	36,105

6.00%, 9/30/2034	12,000	10,380

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
7.20%, 7/18/2036	6,000	5,730
7.72%, 6/4/2038	2,000	1,986

		54,201

Luxembourg — 0.4%
Intelsat Connect Finance SA 9.50%, 2/15/2023 (c)	60,000	51,600
Intelsat Jackson Holdings SA
5.50%, 8/1/2023	65,000	56,550
8.00%, 2/15/2024 (c)	50,000	51,500
8.50%, 10/15/2024 (c)	67,000	64,990
9.75%, 7/15/2025 (c)	35,000	35,098
Intelsat Luxembourg SA
7.75%, 6/1/2021	5,000	4,550
8.13%, 6/1/2023	24,000	18,600

		282,888

Mexico — 0.3%
Cemex SAB de CV 5.70%, 1/11/2025 (c)	200,000	191,250

Switzerland — 0.3%
Credit Suisse Group AG (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200,000	188,912

United Arab Emirates — 0.1%
DAE Funding LLC
4.50%, 8/1/2022 (c)	10,000	9,562
5.00%, 8/1/2024 (c)	11,000	10,615
Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	67,000	57,453

		77,630

United Kingdom — 0.3%
Royal Bank of Scotland Group plc
6.13%, 12/15/2022	177,000	179,373
6.10%, 6/10/2023	25,000	25,393

		204,766

United States — 26.3%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	45,000	43,425
ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	17,000	14,832
ADT Security Corp. (The) 4.13%, 6/15/2023	80,000	73,200
AECOM 5.13%, 3/15/2027	10,000	8,550
AES Corp.
5.50%, 4/15/2025	10,000	9,925
6.00%, 5/15/2026	20,000	20,300

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)	35,000	28,000
AK Steel Corp.
6.38%, 10/15/2025	28,000	21,560
7.00%, 3/15/2027	25,000	19,500
Albertsons Cos. LLC
6.63%, 6/15/2024	140,000	129,850
5.75%, 3/15/2025	27,000	23,625
Alliance Data Systems Corp. 5.38%, 8/1/2022 (c)	52,000	50,700
Allison Transmission, Inc. 4.75%, 10/1/2027 (c)	40,000	35,600
Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	75,000	73,125
Ally Financial, Inc.
4.63%, 5/19/2022	50,000	49,188
4.63%, 3/30/2025	118,000	114,312
8.00%, 11/1/2031	19,000	21,090
AMC Entertainment Holdings, Inc.
5.75%, 6/15/2025	34,000	29,920
5.88%, 11/15/2026	15,000	12,862
6.13%, 5/15/2027	18,000	15,390
AMC Networks, Inc. 4.75%, 12/15/2022	40,000	39,100
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	46,000	41,860
6.25%, 3/15/2026	12,000	10,770
6.50%, 4/1/2027	67,000	59,965
American Express Co. Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (a) (b) (d)	45,000	43,087
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	140,000	121,800
AmeriGas Partners LP
5.63%, 5/20/2024	15,000	14,175
5.75%, 5/20/2027	35,000	30,975
AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)	20,000	19,150
Andeavor Logistics LP Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (a) (b) (d)	35,000	31,150
Antero Resources Corp.
5.38%, 11/1/2021	73,000	70,445
5.13%, 12/1/2022	52,000	48,880
5.63%, 6/1/2023	9,000	8,550
Arconic, Inc.
5.13%, 10/1/2024	57,000	55,005
5.95%, 2/1/2037	34,000	31,449

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Avaya, Inc. 7.00%, 4/1/2019 ‡ (e)	85,000	9
Avis Budget Car Rental LLC
6.38%, 4/1/2024 (c)	10,000	9,550
5.25%, 3/15/2025 (c)	35,000	30,275
B&G Foods, Inc. 5.25%, 4/1/2025	25,000	23,250
Ball Corp. 4.88%, 3/15/2026	7,000	6,807
Banff Merger Sub, Inc. 9.75%, 9/1/2026 (c)	38,000	34,770
Bank of America Corp.
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	75,000	74,100
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	105,000	106,313
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	25,000	24,625
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	33,000	32,505
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d)	82,000	83,283
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	120,000	109,250
Bank of New York Mellon Corp. (The)
Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020 (a) (b) (d)	45,000	43,875
Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	65,000	55,963
Bausch Health Cos., Inc.
6.50%, 3/15/2022 (c)	36,000	36,237
5.88%, 5/15/2023 (c)	152,000	140,600
7.00%, 3/15/2024 (c)	25,000	25,250
6.13%, 4/15/2025 (c)	20,000	17,450
5.50%, 11/1/2025 (c)	5,000	4,662
9.00%, 12/15/2025 (c)	88,000	87,560
Berry Global, Inc.
5.13%, 7/15/2023	10,000	9,890
4.50%, 2/15/2026 (c)	30,000	27,450
Big River Steel LLC 7.25%, 9/1/2025 (c)	9,000	8,932
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	27,000	25,650
Boyd Gaming Corp.
6.88%, 5/15/2023	30,000	30,300
6.38%, 4/1/2026	10,000	9,675
6.00%, 8/15/2026	17,000	15,895
Boyne USA, Inc. 7.25%, 5/1/2025 (c)	31,000	32,007
Brink’s Co. (The) 4.63%, 10/15/2027 (c)	20,000	18,255
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (b)	55,000	44,734

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Cablevision Systems Corp. 8.00%, 4/15/2020	98,000	99,225
California Resources Corp.
5.50%, 9/15/2021	5,000	3,437
8.00%, 12/15/2022 (c)	44,000	29,810
Callon Petroleum Co.
6.13%, 10/1/2024	10,000	9,300
6.38%, 7/1/2026	6,000	5,580
Calpine Corp.
5.88%, 1/15/2024 (c)	15,000	14,700
5.25%, 6/1/2026 (c)	70,000	63,875
Camelot Finance SA 7.88%, 10/15/2024 (c)	38,000	36,755
Capital One Financial Corp. Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 6/1/2020 (a) (b) (d)	60,000	57,787
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	67,000	61,975
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (c)	14,000	13,265
CBS Radio, Inc. 7.25%, 11/1/2024 (c)	25,000	23,250
CCM Merger, Inc. 6.00%, 3/15/2022 (c)	26,000	26,383
CCO Holdings LLC
5.13%, 2/15/2023	10,000	9,750
5.75%, 9/1/2023	35,000	34,825
5.75%, 1/15/2024	119,000	118,405
5.38%, 5/1/2025 (c)	50,000	47,938
5.75%, 2/15/2026 (c)	75,000	73,500
5.13%, 5/1/2027 (c)	13,000	12,108
5.00%, 2/1/2028 (c)	13,000	11,960
CDW LLC 5.00%, 9/1/2023	19,000	18,667
Centene Corp.
4.75%, 5/15/2022	40,000	39,500
4.75%, 1/15/2025	30,000	28,650
CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (a) (b) (d)	47,000	45,766
CenturyLink, Inc.
Series V, 5.63%, 4/1/2020	25,000	24,875
Series S, 6.45%, 6/15/2021	10,000	9,975
Series T, 5.80%, 3/15/2022	5,000	4,812
Series W, 6.75%, 12/1/2023	28,000	26,985
Series Y, 7.50%, 4/1/2024	2,000	1,930
Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	40,000	33,610
Chemours Co. (The) 7.00%, 5/15/2025	23,000	23,172

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	50,000	49,750
5.13%, 6/30/2027	5,000	4,720
Cheniere Energy Partners LP
5.25%, 10/1/2025	13,000	12,122
5.63%, 10/1/2026 (c)	14,000	13,090
Chesapeake Energy Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.69%, 4/15/2019 (b)	10,000	9,950
7.00%, 10/1/2024	40,000	34,600
8.00%, 1/15/2025	49,000	43,242
8.00%, 6/15/2027	62,000	52,080
Cincinnati Bell, Inc.
7.00%, 7/15/2024 (c)	55,000	45,375
8.00%, 10/15/2025 (c)	11,000	9,075
Cinemark USA, Inc. 4.88%, 6/1/2023	25,000	24,000
CIT Group, Inc.
4.75%, 2/16/2024	10,000	9,625
5.25%, 3/7/2025	11,000	10,752
6.13%, 3/9/2028	7,000	6,965
CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	18,000	17,415
Citigroup, Inc.
Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (a) (b) (d)	25,000	24,406
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	10,000	9,126
(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	36,000	33,552
Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (a) (b) (d)	45,000	40,444
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	190,000	175,275
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	39,000	35,295
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d)	75,000	71,827
Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (a) (b) (d)	30,000	28,050
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020	60,000	58,500
Series A, 6.50%, 11/15/2022	15,000	14,850
Series B, 6.50%, 11/15/2022	70,000	70,000
Clearwater Paper Corp. 4.50%, 2/1/2023	44,000	39,600

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Clearway Energy Operating LLC
5.38%, 8/15/2024	16,000	15,200
5.75%, 10/15/2025 (c)	10,000	9,550
Cleveland-Cliffs, Inc.
4.88%, 1/15/2024 (c)	10,000	9,300
5.75%, 3/1/2025	9,000	8,100
CNG Holdings, Inc. 9.38%, 5/15/2020 (c)	55,000	51,425
CNO Financial Group, Inc. 5.25%, 5/30/2025	29,000	27,622
CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	7,000	6,650
Coeur Mining, Inc. 5.88%, 6/1/2024	10,000	8,800
Commercial Metals Co.
4.88%, 5/15/2023	19,000	17,955
5.38%, 7/15/2027	6,000	5,370
CommScope Technologies LLC
6.00%, 6/15/2025 (c)	57,000	51,870
5.00%, 3/15/2027 (c)	15,000	12,150
Community Health Systems, Inc.
5.13%, 8/1/2021	25,000	23,187
6.88%, 2/1/2022	27,000	12,285
6.25%, 3/31/2023	42,000	38,170
8.63%, 1/15/2024 (c)	37,000	36,538
8.13%, 6/30/2024 (c)	58,000	42,340
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	20,000	17,950
Cornerstone Chemical Co. 6.75%, 8/15/2024 (c)	18,000	15,795
Covanta Holding Corp. 5.88%, 7/1/2025	14,000	12,880
Crestwood Midstream Partners LP
6.25%, 4/1/2023	10,000	9,625
5.75%, 4/1/2025	19,000	17,622
Crown Americas LLC
4.50%, 1/15/2023	27,000	26,359
4.75%, 2/1/2026 (c)	26,000	24,667
CSC Holdings LLC
6.75%, 11/15/2021	27,000	27,675
5.25%, 6/1/2024	17,000	15,576
6.63%, 10/15/2025 (c)	200,000	202,500
CSI Compressco LP 7.50%, 4/1/2025 (c)	10,000	9,300
Cumberland Farms, Inc. 6.75%, 5/1/2025 (c)	5,000	5,050
Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	36,000	28,260
CVR Partners LP 9.25%, 6/15/2023 (c)	124,000	128,960
CyrusOne LP REIT, 5.38%, 3/15/2027	18,000	17,460

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
DaVita, Inc.
5.75%, 8/15/2022	13,000	12,935
5.13%, 7/15/2024	44,000	41,250
5.00%, 5/1/2025	10,000	9,075
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (a) (b) (d)	28,000	24,920
DCP Midstream Operating LP
4.95%, 4/1/2022	5,000	4,950
3.88%, 3/15/2023	38,000	35,625
5.38%, 7/15/2025	9,000	8,797
6.75%, 9/15/2037 (c)	20,000	19,700
Dean Foods Co. 6.50%, 3/15/2023 (c)	19,000	15,200
Delek Logistics Partners LP 6.75%, 5/15/2025	38,000	36,860
Dell International LLC 7.13%, 6/15/2024 (c)	65,000	66,137
Denbury Resources, Inc.
9.25%, 3/31/2022 (c)	9,000	8,302
7.50%, 2/15/2024 (c)	17,000	13,685
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	17,000	14,110
Diamondback Energy, Inc. 4.75%, 11/1/2024 (c)	5,000	4,825
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	52,000	31,200
Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (a) (b) (d)	37,000	30,741
DISH DBS Corp.
6.75%, 6/1/2021	105,000	103,918
5.88%, 7/15/2022	4,000	3,680
5.00%, 3/15/2023	18,000	14,985
7.75%, 7/1/2026	25,000	20,688
Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	28,000	26,040
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	50,000	49,250
Eldorado Resorts, Inc.
6.00%, 4/1/2025	51,000	49,197
6.00%, 9/15/2026 (c)	9,000	8,505
Embarq Corp. 8.00%, 6/1/2036	159,000	143,895
Endo Finance LLC 5.75%, 1/15/2022 (c)	110,000	91,575
Energy Transfer LP
4.25%, 3/15/2023	21,000	20,213
5.88%, 1/15/2024	40,000	40,835
5.50%, 6/1/2027	10,000	9,750

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Energy Transfer Operating LP
Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (a) (b) (d)	50,000	41,844
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (a) (b) (d)	63,000	51,975
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	55,000	40,189
4.40%, 4/1/2024	14,000	13,192
4.15%, 6/1/2025	18,000	16,235
4.85%, 7/15/2026	8,000	7,218
5.60%, 4/1/2044	10,000	8,224
Ensco plc
8.00%, 1/31/2024	7,000	5,740
5.20%, 3/15/2025	16,000	10,640
7.75%, 2/1/2026	8,000	5,920
5.75%, 10/1/2044	19,000	10,619
Entegris, Inc. 4.63%, 2/10/2026 (c)	18,000	16,560
Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	55,000	50,050
Enterprise Products Operating LLC
Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 8/16/2077 (b)	12,000	9,947
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	45,000	37,497
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (b)	18,000	14,903
Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	50,000	43,250
EP Energy LLC
9.38%, 5/1/2024 (c)	13,000	5,785
8.00%, 11/29/2024 (c)	45,000	33,525
8.00%, 2/15/2025 (c)	23,000	9,487
7.75%, 5/15/2026 (c)	62,000	54,870
Equinix, Inc.
REIT, 5.75%, 1/1/2025	58,000	58,435
REIT, 5.88%, 1/15/2026	3,000	3,022
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (c)	30,000	27,900
EW Scripps Co. (The) 5.13%, 5/15/2025 (c)	6,000	5,505
Exela Intermediate LLC 10.00%, 7/15/2023 (c)	50,000	47,750
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (c)	21,000	20,061
Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (a) (b) (d)	55,000	47,781

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
First Data Corp.
5.00%, 1/15/2024 (c)	2,000	1,925
5.75%, 1/15/2024 (c)	47,000	45,900
FirstCash, Inc. 5.38%, 6/1/2024 (c)	5,000	4,812
Freeport-McMoRan, Inc.
4.00%, 11/14/2021	42,000	40,845
3.88%, 3/15/2023	90,000	83,250
4.55%, 11/14/2024	15,000	13,838
5.45%, 3/15/2043	25,000	19,031
Frontier Communications Corp.
10.50%, 9/15/2022	25,000	17,375
11.00%, 9/15/2025	51,000	31,745
8.50%, 4/1/2026 (c)	25,000	21,875
FXI Holdings, Inc. 7.88%, 11/1/2024 (c)	45,000	38,587
Gates Global LLC 6.00%, 7/15/2022 (c)	44,000	43,120
General Electric Co.
Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (a) (b) (d)	282,000	215,730
6.15%, 8/7/2037	16,000	15,622
5.88%, 1/14/2038	4,000	3,828
General Motors Financial Co., Inc.
Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (a) (b) (d)	55,000	43,615
Series B, (ICE LIBOR USD 3 Month + 3.44%), 6.50%, 9/30/2028 (a) (b) (d)	60,000	50,700
Genesis Energy LP
6.75%, 8/1/2022	15,000	14,625
6.00%, 5/15/2023	15,000	13,875
5.63%, 6/15/2024	5,000	4,287
6.50%, 10/1/2025	5,000	4,400
6.25%, 5/15/2026	5,000	4,288
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	43,000	45,042
Global Partners LP 7.00%, 6/15/2023	40,000	38,000
Golden Nugget, Inc. 6.75%, 10/15/2024 (c)	63,000	59,377
Goldman Sachs Group, Inc. (The)
Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 5/10/2019 (a) (b) (d)	40,000	39,004
Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (a) (b) (d)	185,000	178,760
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (a) (b) (d)	110,000	92,744
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	18,000	17,640
5.00%, 5/31/2026	47,000	42,300
4.88%, 3/15/2027	36,000	31,590

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Graham Holdings Co. 5.75%, 6/1/2026 (c)	11,000	11,028
Gray Escrow, Inc. 7.00%, 5/15/2027 (c)	20,000	19,498
Gray Television, Inc.
5.13%, 10/15/2024 (c)	30,000	27,660
5.88%, 7/15/2026 (c)	20,000	18,646
GTT Communications, Inc. 7.88%, 12/31/2024 (c)	8,000	6,920
Gulfport Energy Corp.
6.00%, 10/15/2024	21,000	18,585
6.38%, 5/15/2025	2,000	1,770
H&E Equipment Services, Inc. 5.63%, 9/1/2025	20,000	18,350
Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	40,000	36,050
Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (c)	20,000	18,225
HCA Healthcare, Inc. 6.25%, 2/15/2021	23,000	23,517
HCA, Inc.
4.25%, 10/15/2019	12,000	11,970
7.50%, 2/15/2022	57,000	60,562
5.88%, 3/15/2022	22,000	22,550
5.88%, 5/1/2023	95,000	96,188
5.38%, 2/1/2025	66,000	64,350
5.50%, 6/15/2047	19,000	18,002
Hecla Mining Co. 6.88%, 5/1/2021	35,000	34,300
Hertz Corp. (The)
7.38%, 1/15/2021	19,000	18,478
7.63%, 6/1/2022 (c)	6,000	5,655
5.50%, 10/15/2024 (c)	16,000	11,680
Hilcorp Energy I LP
5.00%, 12/1/2024 (c)	90,000	79,650
6.25%, 11/1/2028 (c)	22,000	19,360
Hilton Domestic Operating Co., Inc. 4.25%, 9/1/2024	10,000	9,450
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	10,000	9,925
Holly Energy Partners LP 6.00%, 8/1/2024 (c)	20,000	19,600
Hologic, Inc. 4.38%, 10/15/2025 (c)	14,000	13,020
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	25,000	22,906
6.63%, 8/1/2026	20,000	18,325
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	5,000	4,438
Icahn Enterprises LP
6.00%, 8/1/2020	39,000	38,951

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
6.25%, 2/1/2022	43,000	42,463
6.38%, 12/15/2025	22,000	21,175
iHeartCommunications, Inc. 9.00%, 12/15/2019 (e)	115,000	77,050
IHS Markit Ltd. 5.00%, 11/1/2022 (c)	20,000	20,200
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.55%, 12/21/2065 (b) (c)	100,000	77,750
Infor Software Parent LLC 7.13% (cash), 5/1/2021 (c) (f)	24,000	23,340
Infor US, Inc. 6.50%, 5/15/2022	50,000	48,358
Ingevity Corp. 4.50%, 2/1/2026 (c)	10,000	9,050
IQVIA, Inc. 4.88%, 5/15/2023 (c)	20,000	19,600
IRB Holding Corp. 6.75%, 2/15/2026 (c)	60,000	52,500
Iron Mountain, Inc.
REIT, 5.75%, 8/15/2024	37,000	35,150
REIT, 4.88%, 9/15/2027 (c)	23,000	20,068
REIT, 5.25%, 3/15/2028 (c)	14,000	12,355
Jack Ohio Finance LLC
6.75%, 11/15/2021 (c)	30,000	30,300
10.25%, 11/15/2022 (c)	20,000	21,200
Jaguar Holding Co. II 6.38%, 8/1/2023 (c)	15,000	14,334
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	7,000	6,545
JBS USA LUX SA
7.25%, 6/1/2021 (c)	148,000	149,110
5.75%, 6/15/2025 (c)	50,000	47,938
6.75%, 2/15/2028 (c)	34,000	33,405
Kaiser Aluminum Corp. 5.88%, 5/15/2024	10,000	9,775
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	11,000	10,285
KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (a) (b) (d)	60,000	54,825
Koppers, Inc. 6.00%, 2/15/2025 (c)	15,000	13,200
L Brands, Inc.
5.63%, 10/15/2023	15,000	14,719
5.25%, 2/1/2028	8,000	6,840
6.75%, 7/1/2036	16,000	13,040
Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (c)	28,000	24,990
Lamar Media Corp. 5.75%, 2/1/2026	20,000	20,250
Lennar Corp.
4.50%, 4/30/2024	15,000	14,175
5.88%, 11/15/2024	45,000	45,000
4.75%, 5/30/2025	5,000	4,687
5.25%, 6/1/2026	9,000	8,483

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Level 3 Financing, Inc.
5.13%, 5/1/2023	25,000	24,125
5.38%, 5/1/2025	41,000	38,438
5.25%, 3/15/2026	10,000	9,150
LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	25,000	23,438
Mallinckrodt International Finance SA 5.75%, 8/1/2022 (c)	23,000	19,780
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (c)	23,000	22,195
Martin Midstream Partners LP 7.25%, 2/15/2021	40,000	38,000
Masonite International Corp. 5.75%, 9/15/2026 (c)	14,000	13,195
MasTec, Inc. 4.88%, 3/15/2023	48,000	46,560
Matador Resources Co. 5.88%, 9/15/2026	25,000	23,000
Match Group, Inc. 5.00%, 12/15/2027 (c)	3,000	2,753
Mattel, Inc.
3.15%, 3/15/2023	11,000	9,020
6.75%, 12/31/2025 (c)	27,000	24,089
MetLife, Inc.
Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (a) (b) (d)	95,000	91,200
Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	60,000	57,600
MGM Resorts International 6.00%, 3/15/2023	30,000	30,150
Molina Healthcare, Inc. 4.88%, 6/15/2025 (c)	9,000	8,213
Morgan Stanley
Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (a) (b) (d)	230,000	223,703
Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (a) (b) (d)	14,000	13,587
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	67,000	62,478
Nabors Industries, Inc.
5.50%, 1/15/2023	17,000	13,493
5.10%, 9/15/2023	2,000	1,519
5.75%, 2/1/2025	12,000	9,088
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023 (c)	12,000	11,700
9.13%, 7/15/2026 (c)	25,000	24,313
Nationstar Mortgage LLC 6.50%, 6/1/2022	30,000	29,400
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (c)	50,000	20,625
Netflix, Inc.
5.75%, 3/1/2024	7,000	7,096

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
5.88%, 2/15/2025	15,000	15,131
4.38%, 11/15/2026	15,000	13,613
4.88%, 4/15/2028	15,000	13,688
New Albertsons LP
7.75%, 6/15/2026	5,000	4,250
6.63%, 6/1/2028	15,000	11,100
7.45%, 8/1/2029	13,000	10,400
8.70%, 5/1/2030	2,000	1,680
8.00%, 5/1/2031	80,000	65,200
New Home Co., Inc. (The) 7.25%, 4/1/2022	25,000	22,688
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (c)	24,000	22,200
4.50%, 9/15/2027 (c)	8,000	7,120
NGPL PipeCo LLC 4.88%, 8/15/2027 (c)	10,000	9,425
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	45,000	42,075
NiSource, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (c) (d)	25,000	23,250
Noble Holding International Ltd.
7.88%, 2/1/2026 (c)	33,000	28,133
6.20%, 8/1/2040	9,000	5,580
Northern Oil and Gas, Inc. 9.50%, (Blend (cash 8.50% + PIK 1.00%)), 5/15/2023 (f)	19,087	18,346
Northern Trust Corp. Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/1/2026 (a) (b) (d)	29,000	26,898
Northwest Acquisitions ULC 7.13%, 11/1/2022 (c)	10,000	9,885
Novelis Corp.
6.25%, 8/15/2024 (c)	45,000	42,300
5.88%, 9/30/2026 (c)	25,000	22,125
NRG Energy, Inc.
6.25%, 5/1/2024	20,000	20,300
7.25%, 5/15/2026	40,000	41,650
5.75%, 1/15/2028	12,000	11,520
Nuance Communications, Inc. 5.63%, 12/15/2026	38,000	36,100
NuStar Logistics LP 5.63%, 4/28/2027	30,000	27,975
NVA Holdings, Inc. 6.88%, 4/1/2026 (c)	30,000	26,850
Oasis Petroleum, Inc.
6.88%, 3/15/2022	8,000	7,540
6.25%, 5/1/2026 (c)	16,000	13,440
OI European Group BV 4.00%, 3/15/2023 (c)	9,000	8,415

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Outfront Media Capital LLC
5.63%, 2/15/2024	25,000	24,625
5.88%, 3/15/2025	25,000	24,562
Owens-Brockway Glass Container, Inc. 6.38%, 8/15/2025 (c)	40,000	39,600
Party City Holdings, Inc. 6.63%, 8/1/2026 (c)	29,000	26,390
PBF Holding Co. LLC
7.00%, 11/15/2023	10,000	9,550
7.25%, 6/15/2025	25,000	23,500
PBF Logistics LP 6.88%, 5/15/2023	15,000	14,738
Peabody Energy Corp.
6.00%, 3/31/2022 (c)	15,000	14,550
6.38%, 3/31/2025 (c)	15,000	13,950
Penske Automotive Group, Inc. 5.50%, 5/15/2026	32,000	29,760
PetSmart, Inc.
7.13%, 3/15/2023 (c)	12,000	6,990
5.88%, 6/1/2025 (c)	31,000	22,397
8.88%, 6/1/2025 (c)	13,000	7,540
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (c)	18,000	17,730
Pilgrim’s Pride Corp.
5.75%, 3/15/2025 (c)	59,000	55,312
5.88%, 9/30/2027 (c)	17,000	15,428
Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (a) (b) (d)	45,000	37,800
Plantronics, Inc. 5.50%, 5/31/2023 (c)	28,000	26,040
PNC Financial Services Group, Inc. (The) Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	50,000	46,000
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (f)	37,000	33,748
Post Holdings, Inc.
5.50%, 3/1/2025 (c)	40,000	38,392
5.00%, 8/15/2026 (c)	30,000	27,300
5.75%, 3/1/2027 (c)	20,000	18,750
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (c)	90,000	92,813
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (a) (b) (d)	25,000	23,426
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	180,000	176,279
(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 5/15/2045 (b)	29,000	27,176

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
(ICE LIBOR USD 3 Month + 2.67%), 5.70%, 9/15/2048 (b)	39,000	36,270
QEP Resources, Inc.
5.38%, 10/1/2022	19,000	17,290
5.25%, 5/1/2023	10,000	8,850
Qorvo, Inc. 5.50%, 7/15/2026 (c)	20,000	19,100
Quicken Loans, Inc. 5.75%, 5/1/2025 (c)	74,000	69,190
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (c)	39,000	30,420
Radian Group, Inc. 4.50%, 10/1/2024	30,000	27,188
Range Resources Corp. 5.00%, 8/15/2022	5,000	4,475
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026 (c)	9,000	8,685
8.25%, 11/15/2026 (c)	9,000	8,224
Revlon Consumer Products Corp. 6.25%, 8/1/2024	30,000	15,900
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	43,610	43,501
5.13%, 7/15/2023 (c)	25,000	23,812
Rowan Cos., Inc. 7.38%, 6/15/2025	6,000	4,815
Sabre GLBL, Inc. 5.38%, 4/15/2023 (c)	22,000	21,890
SBA Communications Corp. REIT, 4.00%, 10/1/2022	23,000	21,908
Scientific Games International, Inc.
10.00%, 12/1/2022	50,000	50,624
5.00%, 10/15/2025 (c)	43,000	38,378
Sealed Air Corp. 5.13%, 12/1/2024 (c)	20,000	19,625
SemGroup Corp.
5.63%, 7/15/2022	10,000	9,425
5.63%, 11/15/2023	25,000	22,750
6.38%, 3/15/2025	20,000	18,450
7.25%, 3/15/2026	13,000	12,155
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (c)	50,000	49,875
Sensata Technologies BV 4.88%, 10/15/2023 (c)	15,000	14,588
Service Corp. International 5.38%, 5/15/2024	30,000	29,700
SESI LLC 7.75%, 9/15/2024	10,000	7,950
Sinclair Television Group, Inc. 5.88%, 3/15/2026 (c)	50,000	46,625
Sirius XM Radio, Inc.
4.63%, 5/15/2023 (c)	10,000	9,575
6.00%, 7/15/2024 (c)	10,000	10,025
5.38%, 4/15/2025 (c)	50,000	47,375
5.38%, 7/15/2026 (c)	10,000	9,350
5.00%, 8/1/2027 (c)	23,000	21,016

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)	12,000	11,310
SM Energy Co.
5.00%, 1/15/2024	36,000	31,320
6.75%, 9/15/2026	15,000	13,425
6.63%, 1/15/2027	16,000	14,240
Solera LLC 10.50%, 3/1/2024 (c)	26,000	27,690
Sotheby’s 4.88%, 12/15/2025 (c)	30,000	27,150
Southwestern Energy Co.
6.20%, 1/23/2025	11,000	9,831
7.50%, 4/1/2026	14,000	13,230
Spectrum Brands, Inc.
6.13%, 12/15/2024	18,000	17,325
5.75%, 7/15/2025	45,000	42,737
Springleaf Finance Corp.
7.75%, 10/1/2021	40,000	40,150
6.13%, 5/15/2022	5,000	4,849
5.63%, 3/15/2023	27,000	24,907
6.88%, 3/15/2025	15,000	13,425
7.13%, 3/15/2026	32,000	28,560
Sprint Capital Corp. 8.75%, 3/15/2032	56,000	59,080
Sprint Communications, Inc.
7.00%, 3/1/2020 (c)	25,000	25,625
6.00%, 11/15/2022	100,000	98,133
Sprint Corp.
7.88%, 9/15/2023	101,000	103,651
7.13%, 6/15/2024	51,000	50,544
7.63%, 2/15/2025	34,000	34,000
7.63%, 3/1/2026	12,000	11,850
Standard Industries, Inc.
6.00%, 10/15/2025 (c)	45,000	43,159
5.00%, 2/15/2027 (c)	10,000	8,750
4.75%, 1/15/2028 (c)	7,000	5,880
Staples, Inc. 8.50%, 9/15/2025 (c)	65,000	58,643
State Street Corp.
Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (a) (b) (d)	80,000	78,500
Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (a) (b) (d)	25,000	23,625
Station Casinos LLC 5.00%, 10/1/2025 (c)	42,000	38,010
Steel Dynamics, Inc.
5.25%, 4/15/2023	23,000	22,684
4.13%, 9/15/2025	20,000	18,375
5.00%, 12/15/2026	15,000	14,212

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	16,000	15,760
Summit Materials LLC 5.13%, 6/1/2025 (c)	40,000	36,400
Summit Midstream Holdings LLC 5.75%, 4/15/2025	35,000	32,200
Sunoco LP
4.88%, 1/15/2023	23,000	22,425
5.50%, 2/15/2026	8,000	7,580
5.88%, 3/15/2028	3,000	2,806
SunTrust Banks, Inc.
(ICE LIBOR USD 3 Month + 3.86%), 5.63%, 12/15/2019 (a) (b) (d)	15,000	14,850
Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 6/15/2022 (a) (b) (d)	40,000	35,100
Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (a) (b) (d)	40,000	33,935
Symantec Corp. 5.00%, 4/15/2025 (c)	29,000	27,059
Talen Energy Supply LLC 6.50%, 6/1/2025	43,000	30,530
Tallgrass Energy Partners LP
5.50%, 9/15/2024 (c)	25,000	24,563
5.50%, 1/15/2028 (c)	5,000	4,800
Targa Resources Partners LP
4.25%, 11/15/2023	10,000	9,263
5.13%, 2/1/2025	50,000	46,875
5.88%, 4/15/2026 (c)	2,000	1,945
5.38%, 2/1/2027	10,000	9,375
5.00%, 1/15/2028	5,000	4,525
Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	67,000	54,689
TEGNA, Inc. 6.38%, 10/15/2023	60,000	60,150
Teleflex, Inc. 5.25%, 6/15/2024	53,000	52,735
Tempur Sealy International, Inc.
5.63%, 10/15/2023	42,000	40,530
5.50%, 6/15/2026	35,000	31,938
Tenet Healthcare Corp.
6.00%, 10/1/2020	73,000	73,912
4.50%, 4/1/2021	20,000	19,450
4.38%, 10/1/2021	36,000	34,830
8.13%, 4/1/2022	45,000	45,113
6.75%, 6/15/2023	59,000	55,386
4.63%, 7/15/2024	25,000	23,250
5.13%, 5/1/2025	57,000	53,153
7.00%, 8/1/2025	30,000	27,750
Tennant Co. 5.63%, 5/1/2025	50,000	47,125

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	15,000	13,950
TerraForm Power Operating LLC
4.25%, 1/31/2023 (c)	15,000	13,988
6.63%, 6/15/2025 (c) (g)	20,000	20,200
5.00%, 1/31/2028 (c)	19,000	16,720
T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	10,000	—
T-Mobile USA, Inc.
6.38%, 3/1/2025	240,000	121,495
5.13%, 4/15/2025	10,000	9,712
4.50%, 2/1/2026	29,000	26,608
4.75%, 2/1/2028	20,000	9,050
Toll Brothers Finance Corp.
5.88%, 2/15/2022	6,000	6,030
4.88%, 11/15/2025	10,000	9,350
TransDigm, Inc.
5.50%, 10/15/2020	25,000	24,812
6.00%, 7/15/2022	37,000	36,121
6.50%, 7/15/2024	17,000	16,533
TransMontaigne Partners LP 6.13%, 2/15/2026	9,000	8,055
Transocean Guardian Ltd. 5.88%, 1/15/2024 (c)	7,000	6,703
Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	27,000	26,055
Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	27,200	26,044
Transocean, Inc.
9.00%, 7/15/2023 (c)	27,000	26,865
7.25%, 11/1/2025 (c)	20,000	17,450
7.50%, 1/15/2026 (c)	81,000	71,078
7.50%, 4/15/2031	25,000	18,937
6.80%, 3/15/2038	31,000	20,615
9.35%, 12/15/2041 (g)	26,000	21,645
Travelport Corporate Finance plc 6.00%, 3/15/2026 (c)	10,000	10,100
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	23,000	20,102
Tronox Finance plc 5.75%, 10/1/2025 (c)	23,000	18,630
Tronox, Inc. 6.50%, 4/15/2026 (c)	14,000	11,620
Tutor Perini Corp. 6.88%, 5/1/2025 (c)	51,000	47,430
Ultra Resources, Inc.
6.88%, 4/15/2022 ‡ (c)	89,000	54,290
7.13%, 4/15/2025 ‡ (c)	35,000	19,600
Unit Corp. 6.63%, 5/15/2021	19,000	17,290
United Continental Holdings, Inc. 5.00%, 2/1/2024	33,000	32,010

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

United Rentals North America, Inc.

5.50%, 7/15/2025	15,000	14,137

4.63%, 10/15/2025	50,000	44,625

5.88%, 9/15/2026	25,000	23,562

6.50%, 12/15/2026	23,000	22,655

5.50%, 5/15/2027	5,000	4,638

4.88%, 1/15/2028	27,000	23,693

United States Steel Corp.

6.88%, 8/15/2025	8,000	7,320

6.25%, 3/15/2026	27,000	23,625

Uniti Group LP REIT, 6.00%, 4/15/2023 (c)	20,000	18,100

Univar USA, Inc. 6.75%, 7/15/2023 (c)	10,000	9,900

Univision Communications, Inc.

5.13%, 5/15/2023 (c)	15,000	13,463

5.13%, 2/15/2025 (c)	32,000	28,080

USA Compression Partners LP 6.88%, 4/1/2026 (c)	7,000	6,720

USIS Merger Sub, Inc. 6.88%, 5/1/2025 (c)	26,000	23,893

Valeant Pharmaceuticals International, Inc.

9.25%, 4/1/2026 (c)	26,000	26,000

8.50%, 1/31/2027 (c)	11,000	10,670

Venator Finance SARL 5.75%, 7/15/2025 (c)	16,000	12,800

Verscend Escrow Corp. 9.75%, 8/15/2026 (c)	4,000	3,760

Vertiv Group Corp. 9.25%, 10/15/2024 (c)	114,000	104,880

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	44,000	39,975

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	33,000	30,796

ViaSat, Inc. 5.63%, 9/15/2025 (c)	10,000	9,200

Vistra Energy Corp.

5.88%, 6/1/2023	35,000	35,000

7.63%, 11/1/2024	59,000	62,245

VOC Escrow Ltd. 5.00%, 2/15/2028 (c)	11,000	10,148

Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (b)	90,000	84,582

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	24,000	21,000

Weatherford International LLC 9.88%, 3/1/2025 (c)	5,000	3,038

Weatherford International Ltd.

4.50%, 4/15/2022	5,000	2,925

6.50%, 8/1/2036	2,000	1,040

7.00%, 3/15/2038	11,000	5,693

6.75%, 9/15/2040	4,000	2,060

5.95%, 4/15/2042	19,000	9,666

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

WellCare Health Plans, Inc. 5.25%, 4/1/2025	28,000	26,950

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	180,000	171,495

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	30,000	29,654

WESCO Distribution, Inc. 5.38%, 6/15/2024	20,000	18,850

West Street Merger Sub, Inc. 6.38%, 9/1/2025 (c)	4,000	3,540

Western Digital Corp. 4.75%, 2/15/2026	34,000	29,495

Whiting Petroleum Corp.

5.75%, 3/15/2021	61,000	57,950

6.25%, 4/1/2023	2,000	1,820

6.63%, 1/15/2026	32,000	27,440

Windstream Services LLC 9.00%, 6/30/2025 (c)	27,000	18,293

WMG Acquisition Corp.

5.00%, 8/1/2023 (c)	20,000	19,450

4.88%, 11/1/2024 (c)	15,000	14,213

5.50%, 4/15/2026 (c)	57,000	54,435

WPX Energy, Inc. 5.75%, 6/1/2026	15,000	13,575

Wyndham Destinations, Inc.

5.40%, 4/1/2024	7,000	6,668

6.35%, 10/1/2025 (g)	2,000	1,940

5.75%, 4/1/2027	11,000	10,092

Zayo Group LLC

6.38%, 5/15/2025	30,000	27,900

5.75%, 1/15/2027 (c)	29,000	25,883

		17,474,177

Total Corporate Bonds (Cost $22,088,406)		20,450,761

	SHARES
Common Stocks — 26.3%

Australia — 0.7%

BHP Group plc	1,070	22,610

Dexus, REIT	9,371	70,139

Goodman Group, REIT	15,705	117,644

Mirvac Group, REIT	55,559	87,746

Rio Tinto plc	3,920	187,738

		485,877

Austria — 0.1%

Erste Group Bank AG *	658	21,818

OMV AG	226	9,870

		31,688

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Belgium — 0.2%
Ageas	173	7,788
KBC Group NV	219	14,090
Proximus SADP	303	8,199
Shurgard Self Storage SA *	1,424	39,565
Telenet Group Holding NV	162	7,535
Warehouses De Pauw CVA, REIT, CVA	351	46,328

		123,505

Brazil — 0.4%
Ambev SA	15,430	61,230
BB Seguridade Participacoes SA	9,013	64,160
Cielo SA	5,300	12,157
Engie Brasil Energia SA	3,055	26,027
Itau Unibanco Holding SA (Preference)	8,963	82,097
Petrobras Distribuidora SA	4,605	30,536

		276,207

Canada — 0.3%
Allied Properties, REIT	3,359	109,047
TransCanada Corp.	3,217	114,876

		223,923

Chile — 0.0% (h)
Banco Santander Chile, ADR	768	22,963

China — 1.3%
China Construction Bank Corp., Class H	108,000	88,786
China Life Insurance Co. Ltd., Class H	10,000	21,147
China Mobile Ltd.	7,000	67,736
China Overseas Land & Investment Ltd.	26,000	89,643
China Pacific Insurance Group Co. Ltd., Class H	21,200	68,507
China Resources Power Holdings Co. Ltd.	46,000	88,478
CNOOC Ltd.	33,000	50,831
Fuyao Glass Industry Group Co. Ltd., Class A	16,900	56,271
Guangdong Investment Ltd.	14,000	27,051
Henan Shuanghui Investment & Development Co. Ltd., Class A	4,100	14,135
Huayu Automotive Systems Co. Ltd., Class A	24,300	65,245
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	16,511	55,166
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,800	24,945
Midea Group Co. Ltd., Class A	9,300	50,231
Ping An Insurance Group Co. of China Ltd., Class H	8,500	74,987
SAIC Motor Corp. Ltd., Class A	12,103	47,088

		890,247

INVESTMENTS	SHARES	VALUE($)

Colombia — 0.0% (h)
Millicom International Cellular SA, SDR	131	8,289

Czech Republic — 0.1%
Komercni banka A/S	1,564	59,054
Monet Money Bank A/S (i)	2,931	9,457

		68,511

Denmark — 0.2%
Novo Nordisk A/S, Class B	2,643	121,385
Tryg A/S	415	10,467

		131,852

Finland — 0.2%
Elisa OYJ	267	11,059
Fortum OYJ	562	12,302
Konecranes OYJ	1,103	33,440
Metso OYJ	352	9,248
Nordea Bank Abp	1,883	15,851
Orion OYJ, Class B	236	8,210
Sampo OYJ, Class A	259	11,479
Stora Enso OYJ, Class R	729	8,452
UPM-Kymmene OYJ	440	11,138

		121,179

France — 2.2%
Airbus SE	23	2,203
Airbus SE	374	35,657
Amundi SA (i)	101	5,340
AXA SA	937	20,222
Capgemini SE	330	32,823
Casino Guichard Perrachon SA	183	7,621
Cie de Saint-Gobain	344	11,420
Cie Generale des Etablissements Michelin SCA	1,123	110,533
CNP Assurances	466	9,892
Covivio, REIT	809	78,055
Credit Agricole SA	920	9,901
Engie SA	1,020	14,655
Eutelsat Communications SA	525	10,343
Gecina SA, REIT	79	10,227
ICADE, REIT	127	9,679
Klepierre SA, REIT	273	8,437
LVMH Moet Hennessy Louis Vuitton SE	411	120,331
Orange SA	7,060	114,413
Peugeot SA	388	8,275
Publicis Groupe SA	221	12,610
Renault SA	184	11,462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Sanofi	2,132	184,951
Schneider Electric SE	2,337	158,522
SCOR SE	241	10,834
Societe BIC SA	65	6,640
Societe Generale SA	411	13,031
Suez	585	7,728
TOTAL SA	5,063	267,049
Veolia Environnement SA	465	9,523
Vinci SA	1,993	163,888

		1,466,265

Germany — 1.1%
1&1 Drillisch AG	154	7,865
Allianz SE (Registered)	977	196,333
Aroundtown SA	6,577	54,563
BASF SE	445	30,996
Daimler AG (Registered)	363	19,136
Deutsche Telekom AG (Registered)	5,550	94,332
E.ON SE	1,310	12,931
Evonik Industries AG	214	5,342
Hannover Rueck SE	60	8,086
METRO AG	506	7,786
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	538	117,337
RWE AG	590	12,850
Volkswagen AG (Preference)	407	64,898
Vonovia SE	1,852	83,486

		715,941

Hong Kong — 0.5%
Hang Seng Bank Ltd.	3,300	73,924
HKT Trust & HKT Ltd.	37,000	53,300
Hong Kong Exchanges & Clearing Ltd.	2,500	72,271
New World Development Co. Ltd.	30,000	39,623
WH Group Ltd. (i)	32,500	24,962
Wharf Real Estate Investment Co. Ltd.	9,000	53,828

		317,908

Hungary — 0.1%
OTP Bank Nyrt.	1,833	74,077

India — 0.1%
Infosys Ltd., ADR	6,707	63,851

Indonesia — 0.1%
Telekomunikasi Indonesia Persero Tbk. PT, ADR	3,130	82,037

INVESTMENTS	SHARES	VALUE($)

Ireland — 0.0% (h)
AIB Group plc	2,232	9,412
Bank of Ireland Group plc	1,110	6,173
Smurfit Kappa Group plc	256	6,812

		22,397

Italy — 0.3%
Assicurazioni Generali SpA	965	16,129
Enel SpA	20,391	118,212
Eni SpA	1,305	20,615
Intesa Sanpaolo SpA	6,904	15,372
Mediobanca Banca di Credito Finanziario SpA	1,144	9,680
Poste Italiane SpA (i)	1,382	11,082
Snam SpA	2,820	12,347
Telecom Italia SpA	17,213	8,256
Terna Rete Elettrica Nazionale SpA	1,620	9,200

		220,893

Japan — 0.8%
Invesco Office J-Reit, Inc., REIT	248	34,663
Japan Hotel REIT Investment Corp., REIT	84	59,957
JXTG Holdings, Inc.	8,700	45,184
Kenedix Office Investment Corp., REIT	4	25,531
Kenedix Retail REIT Corp., REIT	11	24,938
Nippon Accommodations Fund, Inc., REIT	6	28,980
Nippon Prologis REIT, Inc., REIT	26	54,872
Nippon Telegraph & Telephone Corp.	1,600	65,279
Orix JREIT, Inc., REIT	22	36,586
Sumitomo Mitsui Financial Group, Inc.	1,000	32,965
Tokio Marine Holdings, Inc.	1,200	57,011
Toyota Motor Corp.	500	28,943

		494,909

Luxembourg — 0.0% (h)
RTL Group SA	99	5,306
SES SA, FDR	363	6,950

		12,256

Macau — 0.1%
Sands China Ltd.	9,600	41,866

Mexico — 0.3%
Bolsa Mexicana de Valores SAB de CV	8,835	15,061
Fibra Uno Administracion SA de CV, REIT	34,659	38,536
Kimberly-Clark de Mexico SAB de CV, Class A	39,604	63,078
Wal-Mart de Mexico SAB de CV	23,764	60,439

		177,114

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — 0.4%
ABN AMRO Group NV, CVA (i)	487	11,460
Aegon NV	2,037	9,541
Eurocommercial Properties NV, REIT, CVA	1,075	33,181
ING Groep NV	1,703	18,318
Koninklijke KPN NV	3,277	9,572
NN Group NV	306	12,166
Royal Dutch Shell plc, Class A	2,699	79,553
Royal Dutch Shell plc, Class B	2,629	78,600

		252,391

Norway — 0.3%
Aker BP ASA	333	8,396
DNB ASA	814	13,066
Equinor ASA	561	11,900
Marine Harvest ASA	527	11,108
Norsk Hydro ASA	13,767	62,379
Telenor ASA	5,587	108,501

		215,350

Portugal — 0.0% (h)
EDP — Energias de Portugal SA	3,670	12,839
Galp Energia SGPS SA	463	7,290

		20,129

Russia — 0.3%
Alrosa PJSC	23,978	33,776
Moscow Exchange MICEX-RTS PJSC *	45,784	53,258
Sberbank of Russia PJSC	44,183	119,209
Severstal PJSC, GDR (i)	1,066	14,489

		220,732

Singapore — 0.3%
Ascendas, REIT	18,720	35,328
City Developments Ltd.	5,000	29,809
DBS Group Holdings Ltd.	6,100	106,078

		171,215

South Africa — 0.3%
Absa Group Ltd.	2,049	22,997
Anglo American plc	746	16,681
AVI Ltd.	4,845	34,238
Bid Corp. Ltd.	1,550	28,514
FirstRand Ltd.	10,895	49,625
SPAR Group Ltd. (The)	1,788	25,759
Vodacom Group Ltd.	3,882	35,704

		213,518

INVESTMENTS	SHARES	VALUE($)

South Korea — 0.3%
KT&G Corp.	676	61,548
Orange Life Insurance Ltd. (i)	296	7,426
Samsung Electronics Co. Ltd.	2,393	83,304
Samsung Fire & Marine Insurance Co. Ltd. *	166	39,916
SK Telecom Co. Ltd., ADR	781	20,931

		213,125

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	217	8,400
Bankinter SA	1,044	8,377
CaixaBank SA	3,347	12,121
Enagas SA	412	11,137
Endesa SA	516	11,899
Iberdrola SA	27,944	224,387
Industria de Diseno Textil SA	1,645	41,988
Mapfre SA	2,373	6,302
Merlin Properties Socimi SA, REIT	4,689	57,925
Naturgy Energy Group SA	467	11,914
Red Electrica Corp. SA	563	12,555
Repsol SA	945	15,193
Telefonica SA	2,088	17,576

		439,774

Sweden — 0.3%
Boliden AB *	536	11,615
Hennes & Mauritz AB, Class B	641	9,116
ICA Gruppen AB	141	5,037
Lundin Petroleum AB	373	9,315
Skandinaviska Enskilda Banken AB, Class A	1,382	13,434
SKF AB, Class B	478	7,265
Svenska Handelsbanken AB, Class A	6,590	73,318
Swedbank AB, Class A	679	15,177
Swedish Match AB	264	10,393
Tele2 AB, Class B	996	12,703
Telia Co. AB	2,878	13,690
Volvo AB, Class B	797	10,436

		191,499

Switzerland — 1.5%
Credit Suisse Group AG (Registered) *	1,137	12,429
Glencore plc	20,705	76,983
Novartis AG (Registered)	4,195	359,278
Roche Holding AG	1,313	325,964
Swiss Life Holding AG (Registered)	25	9,649
Swiss Re AG	1,341	123,372

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Switzerland — continued
UBS Group AG (Registered) *	1,499	18,697
Zurich Insurance Group AG *	212	63,195

		989,567

Taiwan — 0.8%
Asustek Computer, Inc.	4,000	26,215
Chicony Electronics Co. Ltd.	4,035	8,217
Delta Electronics, Inc.	7,000	29,462
MediaTek, Inc.	5,000	37,212
Mega Financial Holding Co. Ltd.	46,000	38,834
Novatek Microelectronics Corp.	8,000	36,934
President Chain Store Corp.	3,000	30,225
Quanta Computer, Inc.	22,000	37,653
Taiwan Mobile Co. Ltd.	19,000	65,799
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,504	203,153
Vanguard International Semiconductor Corp.	20,000	38,792

		552,496

Thailand — 0.2%
Siam Cement PCL (The)	3,300	44,208
Siam Commercial Bank PCL (The)	17,000	69,782
Thai Oil PCL	12,000	24,388

		138,378

Turkey — 0.1%
Tofas Turk Otomobil Fabrikasi A/S	2,752	8,784
Tupras Turkiye Petrol Rafinerileri A/S	1,015	22,360

		31,144

United Arab Emirates — 0.1%
Emaar Development PJSC	8,273	9,910
First Abu Dhabi Bank PJSC	9,261	35,549

		45,459

United Kingdom — 2.0%
3i Group plc	982	9,690
Admiral Group plc	415	10,829
AstraZeneca plc	435	32,471
Aviva plc	9,378	44,883
BAE Systems plc	10,480	61,296
Barclays plc	7,732	14,793
Barratt Developments plc	1,454	8,577
Berkeley Group Holdings plc	237	10,512
BP plc	7,073	44,713
British American Tobacco plc	759	24,151
BT Group plc	4,547	13,826

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Centrica plc	4,876	8,411
Compass Group plc	776	16,331
Diageo plc	1,821	65,072
Direct Line Insurance Group plc	2,141	8,703
GlaxoSmithKline plc	1,885	35,924
HSBC Holdings plc	6,531	53,879
Imperial Brands plc	2,731	82,891
International Consolidated Airlines Group SA	1,010	8,007
J Sainsbury plc	1,970	6,660
John Wood Group plc	837	5,385
Legal & General Group plc	4,508	13,282
Lloyds Banking Group plc	33,141	21,846
Meggitt plc	1,115	6,698
Micro Focus International plc	493	8,637
Mondi plc	326	6,790
National Grid plc	1,622	15,869
NewRiver REIT plc, REIT	9,748	26,301
Next plc	180	9,165
Persimmon plc	399	9,826
Prudential plc	4,791	85,550
Quilter plc (i)	1,803	2,719
RELX plc	871	17,960
Safestore Holdings plc, REIT	5,710	36,863
Segro plc, REIT	7,389	55,470
Severn Trent plc	450	10,431
Taylor Wimpey plc	60,692	105,535
Tritax Big Box REIT plc, REIT	19,919	33,342
Tritax EuroBox plc, REIT * (i)	5,530	6,532
Unilever NV, CVA	3,915	212,084
Unilever plc	911	47,830
UNITE Group plc (The), REIT	4,484	46,102
United Utilities Group plc	842	7,917

		1,353,753

United States — 9.6%
Altria Group, Inc.	2,110	104,213
American Tower Corp., REIT	294	46,508
Analog Devices, Inc.	972	83,427
AT&T, Inc.	2,549	72,748
Automatic Data Processing, Inc.	294	38,549
AvalonBay Communities, Inc., REIT	1,305	227,135
Avaya Holdings Corp. *	1,873	27,271
Brandywine Realty Trust, REIT	3,963	51,004
Bristol-Myers Squibb Co.	1,717	89,250
Brixmor Property Group, Inc., REIT	3,829	56,248

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Camden Property Trust, REIT	649	57,144

Chevron Corp.	335	36,445

Cisco Systems, Inc.	1,523	65,992

Citigroup, Inc.	1,315	68,459

Coca-Cola Co. (The)	7,379	349,396

Comcast Corp., Class A	2,344	79,813

CVS Health Corp.	1,666	109,156

Digital Realty Trust, Inc., REIT	1,762	187,741

Douglas Emmett, Inc., REIT	1,780	60,751

DowDuPont, Inc.	797	42,624

Eaton Corp. plc	870	59,734

Equinix, Inc., REIT	338	119,165

Equity LifeStyle Properties, Inc., REIT	818	79,452

Essex Property Trust, Inc., REIT	347	85,088

Federal Realty Investment Trust, REIT	588	69,408

Ferguson plc	1,015	64,857

Healthcare Trust of America, Inc., Class A, REIT	2,832	71,678

Highwoods Properties, Inc., REIT	1,403	54,282

Home Depot, Inc. (The)	319	54,811

International Business Machines Corp.	1,635	185,850

Invitation Homes, Inc., REIT	3,670	73,694

Iron Mountain, Inc., REIT	2,641	85,595

Kilroy Realty Corp., REIT	1,038	65,269

Marathon Petroleum Corp.	1,604	94,652

Merck & Co., Inc.	2,603	198,895

Microsoft Corp.	503	51,090

Mid-America Apartment Communities, Inc., REIT	1,150	110,055

Mondelez International, Inc., Class A	2,357	94,351

Morgan Stanley	2,621	103,923

NextEra Energy, Inc.	985	171,213

Norfolk Southern Corp.	375	56,077

Occidental Petroleum Corp.	785	48,183

Park Hotels & Resorts, Inc., REIT	4,100	106,518

PepsiCo, Inc.	1,844	203,725

Pfizer, Inc.	9,544	416,596

Philip Morris International, Inc.	2,704	180,519

Principal Financial Group, Inc.	1,469	64,886

Procter & Gamble Co. (The)	502	46,144

Prologis, Inc., REIT	3,923	230,359

Public Storage, REIT	695	140,675

Rexford Industrial Realty, Inc., REIT	2,133	62,860

Sunstone Hotel Investors, Inc., REIT	3,195	41,567

Texas Instruments, Inc.	1,243	117,463

Union Pacific Corp.	403	55,707

INVESTMENTS	SHARES	VALUE($)

United States — continued

United Parcel Service, Inc., Class B	795	77,536

UnitedHealth Group, Inc.	283	70,501

Ventas, Inc., REIT	2,755	161,415

Verizon Communications, Inc.	3,956	222,406

Vornado Realty Trust, REIT	2,704	167,729

Xcel Energy, Inc.	3,187	157,023

		6,374,825

Total Common Stocks (Cost $18,016,240)		17,497,110

Investment Companies — 23.8%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (j)	177,232	1,341,645

JPMorgan Equity Income Fund Class R6 Shares (j)	254,398	4,032,209

JPMorgan Floating Rate Income Fund Class R6 Shares (j)	292,386	2,616,859

JPMorgan Managed Income Fund Class L Shares (j)	780,593	7,805,932

Total Investment Companies (Cost $15,997,805)		15,796,645

	PRINCIPAL AMOUNT($)
Mortgage-Backed Securities — 6.3%

United States — 6.3%

FHLMC Gold Pools, 30 Year, Single Family

Pool # G67700, 3.50%, 8/1/2046	160,306	161,240

Pool # G60852, 4.00%, 8/1/2046	53,602	55,039

Pool # G67702, 4.00%, 1/1/2047	38,394	39,470

Pool # G61096, 3.50%, 2/1/2047	147,977	148,472

Pool # G08756, 3.00%, 4/1/2047	71,761	70,007

Pool # G67703, 3.50%, 4/1/2047	360,150	361,466

Pool # G67704, 4.00%, 8/1/2047	21,071	21,659

Pool # G67705, 4.00%, 10/1/2047	26,730	27,445

Pool # Q52307, 3.50%, 11/1/2047	18,730	18,787

Pool # G67706, 3.50%, 12/1/2047	351,870	352,938

Pool # Q53751, 3.50%, 1/1/2048	160,385	160,378

Pool # G67708, 3.50%, 3/1/2048	489,007	489,961

Pool # G67714, 4.00%, 7/1/2048	48,494	49,750

FNMA, 20 Year, Single Family

Pool # BM3100, 4.00%, 11/1/2037	26,626	27,484

Pool # BM3569, 3.50%, 2/1/2038	65,136	66,011

Pool # BM3791, 3.50%, 4/1/2038	47,745	48,362

FNMA, 30 Year, Single Family

Pool # AS4085, 4.00%, 12/1/2044	22,782	23,428

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

United States — continued

Pool # BM1909, 4.00%, 2/1/2045	41,943	43,228

Pool # AL7941, 4.00%, 12/1/2045	139,602	143,434

Pool # MA2670, 3.00%, 7/1/2046	72,965	71,242

Pool # MA2863, 3.00%, 1/1/2047	217,851	212,706

Pool # AS8784, 3.00%, 2/1/2047	53,422	52,160

Pool # MA2920, 3.00%, 3/1/2047	79,487	77,609

Pool # BM3567, 4.00%, 9/1/2047	273,995	281,422

Pool # BM4028, 3.50%, 10/1/2047	37,768	37,915

Pool # BM3357, 3.50%, 11/1/2047	75,006	75,660

Pool # BM3778, 3.50%, 12/1/2047	240,684	242,463

Pool # CA0906, 3.50%, 12/1/2047	130,356	130,810

Pool # MA3210, 3.50%, 12/1/2047	27,870	27,880

Pool # BH9215, 3.50%, 1/1/2048	4,742	4,744

Pool # CA0995, 3.50%, 1/1/2048	150,663	151,187

Pool # BM3788, 3.50%, 3/1/2048	304,507	305,753

FNMA, Other

Pool # AN6368, 3.09%, 9/1/2029	30,000	29,103

Pool # AN7845, 3.08%, 12/1/2029	30,000	28,811

Pool # AN8281, 3.19%, 2/1/2030	20,000	19,318

Pool # AN8572, 3.55%, 4/1/2030	20,000	20,042

Pool # AN9116, 3.61%, 5/1/2030	13,000	13,099

Pool # AN3747, 2.87%, 2/1/2032	12,000	11,124

Pool # AN6122, 3.06%, 8/1/2032	20,000	18,813

Pool # BM3226, 3.44%, 10/1/2032	19,911	19,748

Pool # AN7633, 3.13%, 12/1/2032	10,000	9,485

Pool # AN8095, 3.24%, 1/1/2033	18,000	17,195

Total Mortgage-Backed Securities (Cost $4,144,986)		4,166,848

Asset-Backed Securities — 3.6%

United States—3.6%

ABFC Trust Series 2003-OPT1, Class M1, 3.54%, 2/25/2033 ‡ (k)	167,685	168,430

ACE Securities Corp. Home Equity Loan Trust Series 2003-HE1, Class M1, 3.48%, 11/25/2033 (k)	98,019	96,130

American Credit Acceptance Receivables Trust Series 2018-3, Class D, 4.14%, 10/15/2024 (c)	14,000	14,052

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2003-10, Class M1, 3.56%, 12/25/2033 ‡ (k)	49,464	48,664

Series 2003-10, Class M2, 5.06%, 12/25/2033 ‡ (k)	52,434	51,615

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	17,667	17,562

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M2, 4.98%, 11/25/2033 ‡ (k)	78,205	78,089

Bayview Opportunity Master Fund Trust Series 2018-RN5, Class A1, 3.82%, 4/28/2033 ‡ (c) (g)	75,277	75,174

Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 4.38%, 7/25/2034 ‡ (k)	16,978	16,834

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 3.26%, 5/25/2034 ‡ (k)	21,939	21,851

Series 2006-19, Class 2A2, 2.67%, 3/25/2037 ‡ (k)	88,080	87,220

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 4.83%, 5/25/2034 (k)	44,010	41,083

Series 2004-5, Class M3, 4.23%, 7/25/2034 ‡ (k)	70,251	70,437

Drive Auto Receivables Trust Series 2018-4, Class D, 4.09%, 1/15/2026	15,000	15,144

DT Auto Owner Trust Series 2018-3A, Class D, 4.19%, 7/15/2024 (c)	35,000	35,171

Exeter Automobile Receivables Trust

Series 2018-4A, Class C, 3.97%, 9/15/2023 (c)	20,000	20,133

Series 2018-4A, Class D, 4.35%, 9/16/2024 (c)	10,000	10,126

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	10,000	10,121

Fremont Home Loan Trust

Series 2003-A, Class M1, 3.48%, 8/25/2033 ‡ (k)	73,595	71,561

Series 2004-1, Class M4, 3.93%, 2/25/2034 ‡ (k)	67,464	67,701

GLS Auto Receivables Trust Series 2018-3A, Class C, 4.18%, 7/15/2024 (c)	10,000	10,071

GSAMP Trust Series 2003-SEA, Class A1, 2.91%, 2/25/2033 ‡ (k)	163,818	161,086

Home Equity Asset Trust Series 2007-2, Class 2A2, 2.69%, 7/25/2037 ‡ (k)	15,776	15,747

Long Beach Mortgage Loan Trust Series 2004-6, Class A3, 3.81%, 11/25/2034 ‡ (k)	97,108	97,483

MASTR Asset-Backed Securities Trust Series 2004-OPT2, Class M1, 3.41%, 9/25/2034 ‡ (k)	21,542	20,819

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

United States — continued

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-SD1, Class M1, 4.76%, 3/25/2033 ‡ (k)	157,993	151,070

Series 2003-NC10, Class M1, 3.53%, 10/25/2033 ‡ (k)	28,765	28,408

Series 2004-HE3, Class M1, 3.36%, 3/25/2034 ‡ (k)	73,646	71,645

Series 2004-NC7, Class M2, 3.44%, 7/25/2034 ‡ (k)	42,437	42,666

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	10,000	10,153

RAMP Trust

Series 2005-RS6, Class M4, 3.48%, 6/25/2035 ‡ (k)	250,000	249,461

Series 2006-RZ3, Class M1, 2.86%, 8/25/2036 ‡ (k)	200,000	196,888

Renaissance Home Equity Loan Trust Series 2003-3, Class A, 3.51%, 12/25/2033 (k)	32,732	32,323

Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 4.53%, 8/25/2034 ‡ (k)	105,169	98,980

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 3.48%, 10/25/2033 ‡ (k)	13,940	13,892

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 2.68%, 1/25/2037 (k)	99,040	96,468

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 2.66%, 1/25/2037 ‡ (k)	50,317	50,004

Total Asset-Backed Securities (Cost $2,303,963)		2,364,262

Collateralized Mortgage Obligations — 3.1%

United States — 3.1%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 4.89%, 6/25/2045 (k)	35,656	36,335

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.63%, 2/20/2036 (k)	22,908	22,569

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 3.69%, 2/25/2035 (k)	16,211	16,005

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 4.03%, 5/25/2035 (k)	46,054	46,474

Bear Stearns ARM Trust

Series 2004-9, Class 22A1, 4.71%, 11/25/2034 (k)	103,608	104,674

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2006-1, Class A1, 4.91%, 2/25/2036 (k)	21,771	21,889

Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 4.68%, 9/25/2035 (k)	53,565	54,152

COLT Mortgage Loan Trust Series 2018-2, Class A1, 3.47%, 7/27/2048 (c) (k)	152,454	151,770

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.81%, 9/25/2030 (k)	250,000	243,893

First Horizon Mortgage Pass-Through Trust Series 2004-AR7, Class 4A1, 4.46%, 2/25/2035 (k)	19,320	19,226

FNMA, Connecticut Avenue Securities Series 2017-C05, Class 1M1, 3.06%, 1/25/2030 (k)	116,550	116,379

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 2.95%, 5/25/2035 (k)	51,386	50,600

Homeward Opportunities Fund I Trust Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (k)	176,609	176,376

Impac CMB Trust

Series 2004-6, Class 1A2, 3.29%, 10/25/2034 (k)	65,677	63,841

Series 2004-7, Class 1A2, 3.43%, 11/25/2034 (k)	94,077	90,720

Series 2005-4, Class 1A1A, 3.05%, 5/25/2035 (k)	215,877	210,450

Series 2005-8, Class 1AM, 3.21%, 2/25/2036 (k)	155,622	146,966

JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.70%, 6/25/2037 (k)	41,078	40,742

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	10,579	10,214

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.67%, 4/21/2034 (k)	24,016	24,591

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 5.14%, 1/25/2037 (k)	11,525	11,066

Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 4.31%, 7/25/2034 (k)	31,070	30,500

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.79%, 12/25/2035 (k)	57,845	53,125

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	8,998	8,852

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

United States — continued

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.67%, 3/25/2035 (k)	22,467	22,011

Series 2005-AR5, Class A6, 3.91%, 5/25/2035 (k)	35,348	35,618

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-W, Class A1, 4.85%, 11/25/2034 (k)	43,453	43,826

Series 2004-EE, Class 2A2, 4.48%, 12/25/2034 (k)	34,747	35,736

Series 2004-Z, Class 2A2, 4.97%, 12/25/2034 (k)	23,467	23,859

Series 2005-AR1, Class 1A1, 4.09%, 2/25/2035 (k)	21,233	21,677

Series 2005-AR2, Class 2A2, 4.09%, 3/25/2035 (k)	18,298	18,675

Series 2005-AR3, Class 1A1, 4.48%, 3/25/2035 (k)	39,018	40,098

Series 2005-AR3, Class 2A1, 4.57%, 3/25/2035 (k)	27,203	27,589

Series 2005-16, Class A8, 5.75%, 12/25/2035	12,441	13,088

Series 2006-AR3, Class A3, 4.05%, 3/25/2036 (k)	26,816	26,686

Series 2006-AR2, Class 2A3, 4.61%, 3/25/2036 (k)	33,635	33,957

Total Collateralized Mortgage Obligations (Cost $2,068,788)		2,094,229

Commercial Mortgage-Backed Securities — 1.6%

Cayman Islands — 0.4%

GPMT Ltd. Series 2018-FL1, Class AS, 3.68%, 11/21/2035 ‡ (c) (k)	250,000	249,642

United States — 1.2%

Barclays Commercial Mortgage Trust Series 2018-C2, Class C, 4.97%, 12/15/2051 (k)	50,000	50,518

Citigroup Commercial Mortgage Trust Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (k)	10,000	9,982

Cold Storage Trust Series 2017-ICE3, Class B, 3.71%, 4/15/2036 (c) (k)	100,000	98,031

Commercial Mortgage Trust Series 2015-CR23, Class CME, 3.68%, 5/10/2048 (c) (k)	100,000	98,774

DBGS Mortgage Trust Series 2018-5BP, Class B, 3.29%, 6/15/2033 ‡ (c) (k)	100,000	97,934

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

FHLMC Multifamily Structured Pass-Through Certificates Series K716, Class X3, IO, 1.79%, 8/25/2042 (k)	105,785	4,418

Series K726, Class X3, IO, 2.13%, 7/25/2044 (k)	151,020	14,807

Series K728, Class X3, IO, 1.95%, 11/25/2045 (k)	100,000	9,639

FREMF Series 2018-KF46, Class B, 4.30%, 3/25/2028 (c) (k)	10,000	9,887

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.70%, 5/25/2022 (c) (k)	1,942	1,993

Series 2015-KF10, Class B, 8.45%, 7/25/2022 (c) (k)	3,580	3,807

Series 2018-KF45, Class B, 4.30%, 3/25/2025 (c) (k)	19,528	19,254

Series 2018-KF53, Class B, 4.40%, 10/25/2025 (k)	99,998	99,749

Series 2018-KF50, Class B, 4.41%, 7/25/2028 (c) (k)	10,000	9,962

Series 2012-K19, Class C, 4.03%, 5/25/2045 (c) (k)	10,000	9,983

Series 2017-K67, Class C, 3.94%, 9/25/2049 (c) (k)	5,000	4,696

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 (c) (k)	100,000	98,441

GS Mortgage Securities Trust Series 2007-GG10, Class AM, 5.78%, 8/10/2045 (k)	34,963	35,415

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (k)	37,507	25,883

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (c) (k)	10,000	9,805

Series 2018-H4, Class D, 3.00%, 12/15/2051 (c) (k)	100,000	73,332

Series 2018-H4, Class A4, 4.31%, 12/15/2051	15,000	15,657

Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class C, 5.12%, 1/15/2052 (k)	30,000	29,720

		831,687

Total Commercial Mortgage-Backed Securities (Cost $1,092,793)		1,081,329

U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (l) (Cost $344,747)	345,000	344,670

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Preferred Stocks — 0.4%

United States — 0.4%

Bank of America Corp., Series GG, 6.00%, 5/16/2023 ($25 par value) (m)	1,000	25,100

Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	3,000	69,240

Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (b) (m)	1,000	24,200

Hartford Financial Services Group, Inc. (The), Series G, 6.00%, 11/15/2023 ($25 par value) * (m)	1,000	25,240

Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (b) (m)	1,000	24,280

Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	800	17,448

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (b) (m)	1,000	23,880

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (m)	1,000	24,690

Wells Fargo & Co., Series Q, (ICE LIBOR USD 3 Month + 3.09%), 5.85%, 9/15/2023 ($25 par value) (b) (m)	1,000	24,570

Total Preferred Stocks (Cost $273,387)		258,648

	PRINCIPAL AMOUNT($)
Loan Assignments — 0.2% (n)

United States — 0.2%

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.77%, 10/2/2024 (b)	12,968	12,458

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.27%, 10/29/2025 (b)	15,522	14,591

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 10.77%, 11/1/2025 (b)	64,176	61,609

UFC Holdings LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.78%, 8/18/2023 (b) (o)	9,974	9,695

UFC Holdings LLC, 2nd Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 8.75%), 10.02%, 8/18/2024 (b) (o)	3,507	3,456

Total Loan Assignments (Cost $105,955)		101,809

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Convertible Bonds — 0.0% (h)

United States — 0.0% (h)

Liberty Interactive LLC

4.00%, 11/15/2029	3,000	2,021

3.75%, 2/15/2030	2,000	1,320

Total Convertible Bonds (Cost $3,287)		3,341

	SHARES
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (j) (p) (Cost $1,416,737)	1,416,737	1,416,737

Total Investments — 98.7% (Cost $67,857,094)		65,576,389
Other Assets Less Liabilities — 1.3%		854,487

Net Assets — 100.0%		66,430,876

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2018

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Investment Companies	24.1%

Mortgage-Backed Securities	6.4

Equity Real Estate Investment Trusts (REITs)	5.8

Banks	5.3

Oil, Gas & Consumable Fuels	5.2

Asset-Backed Securities	3.6

Pharmaceuticals	3.4

Collateralized Mortgage Obligations	3.2

Diversified Telecommunication Services	3.1

Insurance	2.9

Short-Term Investments	2.2

Health Care Providers & Services	2.1

Capital Markets	2.1

Media	2.1

Commercial Mortgage-Backed Securities	1.6

Metals & Mining	1.5

Hotels, Restaurants & Leisure	1.5

Electric Utilities	1.3

Wireless Telecommunication Services	1.2

Beverages	1.1

Food Products	1.0

Others (each less than 1.0%)	19.3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

Abbreviations

ABS	Asset-backed securities
ADR	American Depositary Receipt
CVA	Dutch Certification
FDR	Fiduciary Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depository Receipt
SGPS	Holding company
USD	United States Dollar

(a)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(d)	Security is an interest bearing note with preferred security characteristics.

(e)	Defaulted security.
(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2018.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2018.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(m)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of December 31, 2018.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of December 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1	03/2019	EUR	34,019	(387)
S&P 500 E-Mini Index	14	03/2019	USD	1,752,100	(102,231)
U.S. Treasury 5 Year Note	98	03/2019	USD	11,237,078	178,185

					75,567

Short Contracts
EURO STOXX 50 Index	(19)	03/2019	EUR	(646,369)	23,803
Foreign Exchange GBP/USD	(16)	03/2019	USD	(1,279,200)	(14,637)
MSCI Emerging Markets E-Mini Index	(21)	03/2019	USD	(1,015,245)	17,681

					26,847

					102,414

Abbreviations
EUR	Euro
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	25

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018

JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$48,363,007
Investments in affiliates, at value	17,213,382
Cash	427,016
Foreign currency, at value	29,402
Deposits at broker for futures contracts	3,000
Receivables:
Investment securities sold	79
Portfolio shares sold	272
Interest and dividends from non-affiliates	402,763
Dividends from affiliates	18,247
Tax reclaims	34,525
Variation margin on futures contracts	99,636

Total Assets	66,591,329

LIABILITIES:
Payables:
Investment securities purchased	8,418
Portfolio shares redeemed	12,755
Accrued liabilities:
Investment advisory fees	10,044
Administration fees	18
Distribution fees	11,888
Custodian and accounting fees	44,762
Trustees’ and Chief Compliance Officer’s fees	89
Audit fees	67,968
Other	4,511

Total Liabilities	160,453

Net Assets	$66,430,876

NET ASSETS:
Paid-in-Capital	$66,404,412
Total distributable earnings (loss) (a)	26,464

Total Net Assets	$66,430,876

Net Assets:
Class 1	$10,946,497
Class 2	55,484,379

Total	$66,430,876

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,082,504
Class 2	5,503,085

Net Asset Value, offering and redemption price per share (b):
Class 1	$10.11
Class 2	10.08

Cost of investments in non-affiliates	$50,442,552
Cost of investments in affiliates	17,414,542
Cost of foreign currency	32,209

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,667,613
Interest income from affiliates	1,196
Dividend income from non-affiliates	943,532
Dividend income from affiliates	344,051
Foreign taxes withheld	(70,695)

Total investment income	2,885,697

EXPENSES:
Investment advisory fees	282,236
Administration fees	50,865
Distribution fees — Class 2	129,598
Custodian and accounting fees	208,487
Interest expense to affiliates	207
Professional fees	111,298
Trustees’ and Chief Compliance Officer’s fees	24,876
Printing and mailing costs	26,334
Transfer agency fees — Class 1	144
Transfer agency fees — Class 2	1,758
Other	7,418

Total expenses	843,221

Less fees waived	(314,698)
Less expense reimbursements	(26,469)

Net expenses	502,054

Net investment income (loss)	2,383,643

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	120,628
Investments in affiliates	(270,000)
Futures contracts	3,236
Foreign currency transactions	(10,232)

Net realized gain (loss)	(156,368)

Distributions of capital gains received from investment company affiliates	106,866

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(5,133,321)
Investments in affiliates	(578,657)
Futures contracts	172,701
Foreign currency translations	(3,668)

Change in net unrealized appreciation/depreciation	(5,542,945)

Net realized/unrealized gains (losses)	(5,592,447)

Change in net assets resulting from operations	$(3,208,804)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Income Builder Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,383,643	$1,628,475
Net realized gain (loss)	(156,368)	1,597,655
Distributions of capital gains received from investment company affiliates	106,866	15,705
Change in net unrealized appreciation/depreciation	(5,542,945)	2,186,859

Change in net assets resulting from operations	(3,208,804)	5,428,694

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class 1	(19,883)	(389,683)
Class 2	(92,037)	(1,762,013)

Total distributions to shareholders	(111,920)	(2,151,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,853,284	(950,140)

NET ASSETS:
Change in net assets	15,532,560	2,326,858
Beginning of period	50,898,316	48,571,458

End of period	$66,430,876	$50,898,316

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,764,306	$10,804,890
Distributions reinvested	19,883	389,683
Cost of shares redeemed	(60,976)	(2,573,327)

Change in net assets resulting from Class 1 capital transactions	$2,723,213	$8,621,246

Class 2
Proceeds from shares issued	$25,105,711	$17,463,574
Distributions reinvested	92,037	1,762,013
Cost of shares redeemed	(9,067,677)	(28,796,973)

Change in net assets resulting from Class 2 capital transactions	$16,130,071	$(9,571,386)

Total change in net assets resulting from capital transactions	$18,853,284	$(950,140)

SHARE TRANSACTIONS:
Class 1
Issued	260,078	1,020,481
Reinvested	1,899	36,489
Redeemed	(5,832)	(241,287)

Change in Class 1 Shares	256,145	815,683

Class 2
Issued	2,389,769	1,663,469
Reinvested	8,799	165,048
Redeemed	(863,482)	(2,745,359)

Change in Class 2 Shares	1,535,086	(916,842)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class 1
From net investment income	$(314,113)
From net realized gains	(75,570)
Class 2
From net investment income	(1,377,677)
From net realized gains	(384,336)

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Year Ended December 31, 2018	$10.62	$0.42	(h)	$(0.91)	$(0.49)	$—	$(0.02)	$—	$(0.02)
Year Ended December 31, 2017	9.93	0.37	(h)	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	(h)	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(h)	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

Class 2
Year Ended December 31, 2018	10.62	0.39	(h)	(0.91)	(0.52)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	(h)	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	(h)	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(h)	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (c)

$10.11	(4.63)%	$10,946,497	0.59%		4.02%		1.14%		68%
10.62	11.89	8,776,419	0.59		3.40		1.26		85
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(i)	3.56	(i)	1.44	(i)	42
9.95	(0.17)	99,795	0.60	(i)	4.67	(i)	7.83	(i)	1

10.08	(4.92)	55,484,379	0.84		3.76		1.39		68
10.62	11.70	42,121,897	0.84		3.31		1.40		85
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(i)	3.30	(i)	1.71	(i)	42
9.95	(0.18)	19,856,239	0.85	(i)	4.42	(i)	8.08	(i)	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
United States	$—	$390,975	$1,973,287	$2,364,262
Collateralized Mortgage Obligations
Other Collateralized Mortgage Obligations	—	2,094,229	—	2,094,229
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	249,642	249,642
United States	—	688,083	143,604	831,687

Total Commercial Mortgage-Backed Securities	—	688,083	393,246	1,081,329

Common Stocks
Australia	—	485,877	—	485,877
Austria	—	31,688	—	31,688
Belgium	85,893	37,612	—	123,505
China	47,024	843,223	—	890,247
Colombia	—	8,289	—	8,289
Czech Republic	—	68,511	—	68,511
Denmark	—	131,852	—	131,852
Finland	—	121,179	—	121,179
France	7,728	1,458,537	—	1,466,265
Germany	—	715,941	—	715,941
Hong Kong	—	317,908	—	317,908
Hungary	—	74,077	—	74,077
Ireland	—	22,397	—	22,397
Italy	—	220,893	—	220,893
Japan	—	494,909	—	494,909
Luxembourg	—	12,256	—	12,256
Macau	—	41,866	—	41,866
Netherlands	—	252,391	—	252,391
Norway	—	215,350	—	215,350
Portugal	—	20,129	—	20,129
Russia	87,034	133,698	—	220,732
Singapore	—	171,215	—	171,215
South Africa	34,238	179,280	—	213,518
South Korea	20,931	192,194	—	213,125
Spain	—	439,774	—	439,774

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Sweden	$—	$191,499	$—	$191,499
Switzerland	—	989,567	—	989,567
Taiwan	203,153	349,343	—	552,496
Thailand	68,596	69,782	—	138,378
Turkey	—	31,144	—	31,144
United Arab Emirates	—	45,459	—	45,459
United Kingdom	36,863	1,316,890	—	1,353,753
United States	6,309,968	64,857	—	6,374,825
Other Common Stocks	846,095	—	—	846,095

Total Common Stocks	7,747,523	9,749,587	—	17,497,110

Convertible Bonds
Other Convertible Bonds	—	3,341	—	3,341
Corporate Bonds
United States	—	17,400,278	73,899	17,474,177
Other Corporate Bonds	—	2,976,584	—	2,976,584

Total Corporate Bonds	—	20,376,862	73,899	20,450,761

Investment Companies	15,796,645	—	—	15,796,645
Loan Assignments
Other Loan Assignments	—	101,809	—	101,809
Mortgage-Backed Securities	—	4,166,848	—	4,166,848
Preferred Stocks
United States	258,648	—	—	258,648
U.S. Treasury Obligations	—	344,670	—	344,670
Short-Term Investments
Investment Companies	1,416,737	—	—	1,416,737

Total Investments in Securities	$25,219,553	$37,916,404	$2,440,432	$65,576,389

Appreciation in Other Financial Instruments
Futures Contracts	$195,866	$23,803	$—	$219,669

Depreciation in Other Financial Instruments
Futures Contracts	$(116,868)	$(387)	$—	$(117,255)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018
Investments in Securities
Asset-Backed Securities — United States	$1,966,076	$14,841	$(34,436)	$5,254	$780,300	$(758,748)	$—	$—	$1,973,287
Commercial Mortgage-Backed Securities — Cayman Islands	—	—	(358)	—	250,000	—	—	—	249,642
Commercial Mortgage-Backed Securities — United States	—	—	(1,546)	57	118,891	(19,689)	45,891	—	143,604
Corporate Bonds — United States	27,609	(772)	(45,791)	745	128,703	(36,595)	—	—	73,899

Total	$1,993,685	$14,069	$(82,131)	$6,056	$1,277,894	$(815,032)	$45,891	$—	$2,440,432

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(66,383). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

There were no significant transfers between level 2 and level 3 during the year ended December 31, 2018.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,973,287	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 14.60% (6.22%)
			Constant Default Rate	0.00% - 6.70% (3.44%)
			Yield (Discount Rate of Cash Flows)	3.17% - 6.97% (4.26%)

Asset-Backed Securities	1,973,287

	143,604	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.92% - 33.90% (9.39%)

Commercial Mortgage-Backed Securities	143,604

	9	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	9

Total	$2,116,900

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2018, the value of these investments was $323,532. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended December 31, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$2,748,879	$1,724,177	$4,206,972	$(208,729)	$(57,355)	$—	—	$62,959	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	—	4,384,007	2,928,996	(38,913)	(74,453)	1,341,645	177,232	69,311	—
JPMorgan Equity Income Fund Class R6 Shares (a)	1,800,259	3,610,382	1,042,632	(18,955)	(316,845)	4,032,209	254,398	84,070	105,261
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	—	2,742,989	—	—	(126,130)	2,616,859	292,386	63,630	—
JPMorgan Managed Income Fund Class L Shares (a)	—	8,657,881	847,228	(847)	(3,874)	7,805,932	780,593	31,274	1,605
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	19,250,211	17,833,474	—	—	1,416,737	1,416,737	26,035	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,037,220	11,099,955	12,134,618	(2,557)	—	—	—	6,772	—

Total	$5,586,358	$51,469,602	$38,993,920	$(270,001)	$(578,657)	$17,213,382		$344,051	$106,866

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When a portfolio purchases a loan assignment, the portfolio has direct rights against the Borrower on a loan, provided, however, the portfolio’s rights may be more limited than the Lender from which they acquired the assignment and the portfolio may be able to enforce its rights only through the Agent. As a result, the portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the portfolio and the Borrower (“Intermediate Participants”). A portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a portfolio could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

E. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2018:

Futures Contracts:
Equity
Average Notional Balance Long	$939,443
Average Notional Balance Short	1,095,065
Ending Notional Balance Long	1,786,119
Ending Notional Balance Short	1,661,614
Foreign Exchange
Average Notional Balance Short	1,581,987
Ending Notional Balance Short	1,279,200
Interest Rate
Average Notional Balance Long	5,743,471	(a)
Average Notional Balance Short	2,560,819	(b)
Ending Notional Balance Long	11,237,078

(a)	For the period July 1, 2018 through December 31, 2018.
(b)	For the period January 1, 2018 through May 31, 2018.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$178,185
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	41,484

Total		$219,669

Gross Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(14,637)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(102,618)

Total		$(117,255)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(42,488)
Foreign exchange contracts	62,116
Interest rate contracts	(16,392)

Total	$3,236

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(17,932)
Foreign exchange contracts	24,621
Interest rate contracts	166,012

Total	$172,701

The Portfolio’s derivatives contracts held at December 31, 2018 are not accounted for as hedging instruments under GAAP.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(2,553)	$2,553

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The reclassifications for the Portfolio relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Portfolio. In consideration of these services during the year ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2018, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion and 0.01% of the Portfolio’s daily average net assets in excess of $25 billion.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2018 and is in place until at least April 30, 2019.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the year ended December 31, 2018, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers				Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements	Investment Advisory Fees
$259,772	$50,847	$310,619	$26,469	$1,087

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2018 was $2,992.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$61,344,358	$40,363,714	$193,545	$165,948

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$68,216,761	$1,275,600	$3,813,558	$(2,537,958)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of futures contracts, investments in perpetual bonds and investments in PFICs.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Net Long-Term Capital Gains
$111,920

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,691,790	$459,906	$2,151,696

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

As of December 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,369,408	$205,813	$(2,539,875)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, investments in perpetual bonds and investments in PFICs.

At December 31, 2018, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2018, the Portfolio had four omnibus accounts which owned 76.6% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We have evaluated the implications of these changes and the amendments will have no effect on the Portfolio’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Portfolio’s net assets or results of operation.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Income Builder Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2018 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four years in the period ended December 31, 2018 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2019

We have served as the auditor of one or more investment companies in JPMorgan Funds complex since 1993.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	43

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler**** (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

****	Mr. Schonbachler retired effective December 31, 2018.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$972.10	$2.93	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class 2
Actual	1,000.00	970.20	4.17	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan

Funds including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fourth and fifth quintiles based upon the Peer

Group and Universe, respectively, for both the one- and three-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 2 shares were in the first and third quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	51

TAX LETTER

(Unaudited)

Long Term Capital Gain

The Portfolio distributed $111,920, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2018.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	AN-JPMITIBP-1218

Annual Report

JPMorgan Insurance Trust

December 31, 2018

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholders,

The U.S. economy largely outpaced other leading economies throughout 2018 as the second-longest U.S. expansion on record fed continued job growth, buoyant consumer sentiment and record high corporate profits. However, the end of the year was marked by a sell-off in equity markets, unresolved global trade tensions and a political impasse that led to the shutdown of large parts of the federal government.

“While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.”

After advancing by 2.2% in the first quarter of 2018, growth in U.S. gross domestic product (GDP) peaked in the second quarter of 2018 at 4.2%, the first time quarterly GDP had breached the 4% ceiling since late 2014. Third quarter 2018 GDP grew at 3.4%. The unemployment rate remained historically low, dipping to 3.7% in September and October before ending the year at 3.9%.

In response, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year and indicated further, measured increases during 2019. However, slowing global growth toward the end of 2018 and financial market volatility raised questions about the Fed’s planned path forward.

Meanwhile, aggregate U.S. corporate earnings and revenues reached record levels in both the second and third quarters of 2018, which provided support for U.S. equity prices. Notably, some of that profit growth was attributed to the temporary benefits of late-2017 federal tax cut legislation and the outlook for U.S. corporate earnings growth remained positive, but tempered, by the end of the reporting period.

U.S. equity prices began 2018 with solid gains. The S&P 500 Index (the “S&P 500”) reached 14 new closing highs in January. Then a sharp sell-off drove prices down in early February after a brief spike in yields on the bellwether 10-year U.S. Treasury bond rattled investors. In subsequent months, equity prices rebounded somewhat, though financial market volatility remained elevated for the rest of the year. In August, the S&P 500 again reached record highs and then another sell-off in early October was followed by gains in November. The following month was the worst December since 1931 for the S&P 500 Index, which fell 9.18% and wiped out any gains made in the previous 11 months.

At the end of the year, investors faced several growing risks to global economic growth and financial market strength. Several leading economies, particularly China and the European Union (the “EU”), showed signs of slowing growth in the latter half of the year. Trade tariffs between the U.S. and China had little apparent direct impact on the U.S. economy in 2018, but absent a negotiated resolution to their trade dispute, the negative impact of protectionist policies could rapidly escalate. Meanwhile, the final months of 2018 also saw an increase in U.S. companies warning about rising costs of materials and labor, even as global oil prices declined somewhat.

At the same time, economists generally remained optimistic about the fundamental strength of the U.S. economy. While U.S. corporate profits and gross domestic product are expected to keep growing in the year ahead, it remains to be seen to what extent U.S. financial markets may benefit, given the late stage of the current economic expansion.

Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(6.31)%
MSCI World Index (net of foreign withholding taxes)	(8.71)%
Global Allocation Composite Benchmark	(5.07)%

Net Assets as of 12/31/2018	$79,195,288

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in 2018.

Though U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy, financial markets experienced a sharp sell-off in early February. While equity prices rebounded somewhat in subsequent months, market volatility remained elevated. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous twelve months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (EU) and uncertainty about Britain’s planned exit from the EU. Emerging markets equity prices fell amid rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Notably, emerging markets debt generally slumped in the first half of 2018, then turned positive in the second half.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, for the twelve months ended December 31, 2018.

Relative to the Benchmark, the Portfolio’s underweight allocation to European equity and its reduced allocation to emerging markets equity helped performance.

Relative to the Composite, the Portfolio’s reduced allocation to emerging markets equity and its balanced allocation to value and growth stocks in the U.S. helped performance. The Portfolio’s allocation to non-U.S. equities and high yield bonds (also called junk bonds) detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. The portfolio managers decreased their overall allocation to equity, increasing their position in U.S. equity and reducing their allocations to international developed market and emerging markets equity. The portfolio managers also added an allocation to U.S. agency mortgage-backed securities and floating rate fixed income, while removing their allocation to investment grade corporate bonds.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	5.2%
2.	JPMorgan Floating Rate Income Fund Class R6 Shares	3.8
3.	JPMorgan High Yield Fund Class R6 Shares	3.7
4.	JPMorgan Managed Income Fund Class L Shares	3.5
5.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	2.0
6.	U.S. Treasury Notes 1.13%, 01/31/19	1.8
7.	UnitedHealth Group, Inc.	0.9
8.	Microsoft Corp.	0.6
9.	Berkshire Hathaway, Inc., Class B	0.6
10.	Cigna Corp.	0.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Colgate-Palmolive Co.	16.3%
2.	Southern Co. (The)	15.5
3.	SPDR S&P 500 ETF Trust	13.7
4.	Illinois Tool Works, Inc.	6.6
5.	Newell Brands, Inc.	6.4
6.	Procter & Gamble Co. (The)	6.2
7.	Johnson Controls International plc	4.9
8.	Whirlpool Corp.	4.7
9.	Sprint Corp.	4.7
10.	CBS Corp. (Non-Voting), Class B	3.7

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	43.5%
Investment Companies	18.2
Foreign Government Securities	7.4
Collateralized Mortgage Obligations	7.0
Asset-Backed Securities	3.0
Commercial Mortgage-Backed Securities	2.4
U.S. Treasury Obligation	1.8
Mortgage-Backed Securities	1.4
Others (each less than 1.0%)	1.0
Short-Term Investments	14.3

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	86.3%
Exchange Traded Funds	13.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2018. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2018. The Portfolio’s composition is subject to change.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(6.06)%	3.56%
CLASS 2 SHARES	December 9, 2014	(6.31)	3.29

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index — Unhedged USD, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — 97.3%
Common Stocks — 42.3%
Australia — 1.0%
Australia & New Zealand Banking Group Ltd.	6,789	117,305
BHP Group Ltd.	6,903	166,853
BHP Group plc	4,556	96,273
Coles Group Ltd. *	1,952	16,141
Commonwealth Bank of Australia	417	21,270
CSL Ltd.	303	39,577
Dexus, REIT	8,534	63,874
Goodman Group, REIT	8,346	62,519
Macquarie Group Ltd.	97	7,430
National Australia Bank Ltd.	509	8,637
Rio Tinto Ltd.	2,032	112,463
Rio Tinto plc	430	20,594
Wesfarmers Ltd.	1,952	44,347
Westpac Banking Corp.	799	14,118

		791,401

Austria — 0.1%
Erste Group Bank AG *	3,238	107,364

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	1,954	128,728

Brazil — 0.1%
Itau Unibanco Holding SA (Preference)	7,366	67,469

Canada — 0.5%
Alimentation Couche-Tard, Inc., Class B	1,983	98,642
Canadian National Railway Co.	963	71,322
Canadian Pacific Railway Ltd.	706	125,400
Fairfax Financial Holdings Ltd.	104	45,768
Toronto-Dominion Bank (The)	1,304	64,818

		405,950

China — 0.3%
Ping An Insurance Group Co. of China Ltd., Class H	15,000	132,330
Tencent Holdings Ltd.	3,300	132,265

		264,595

Denmark — 0.3%
Chr Hansen Holding A/S	452	40,122
Novo Nordisk A/S, Class B	4,898	224,951

		265,073

Finland — 0.2%
Cargotec OYJ, Class B	793	24,335
Nokia OYJ	4,923	28,579

INVESTMENTS	SHARES	VALUE($)

Finland — continued
Outokumpu OYJ	10,711	39,043
Wartsila OYJ Abp	3,265	52,119

		144,076

France — 2.0%
Accor SA	910	38,697
Air Liquide SA	1,381	171,487
Airbus SE	1,465	139,673
Alstom SA *	2,026	81,839
AXA SA	2,338	50,458
BNP Paribas SA	2,572	116,153
Capgemini SE	568	56,496
JCDecaux SA	1,492	41,918
LVMH Moet Hennessy Louis Vuitton SE	322	94,274
Pernod Ricard SA	741	121,613
Renault SA	1,247	77,680
Safran SA	416	49,893
Sanofi	1,945	168,729
Schneider Electric SE	1,642	111,379
Sodexo SA	793	81,326
TOTAL SA	3,474	183,237
Vinci SA	246	20,229

		1,605,081

Germany — 1.8%
adidas AG	288	60,189
Allianz SE (Registered)	87	17,483
BASF SE	454	31,623
Bayer AG (Registered)	1,842	128,109
Brenntag AG	1,483	64,732
Continental AG	486	67,669
Daimler AG (Registered)	2,170	114,391
Delivery Hero SE * (a)	1,228	45,846
Deutsche Bank AG (Registered)	1,388	11,069
Deutsche Boerse AG	1,226	146,575
Deutsche Post AG (Registered)	2,035	55,574
Deutsche Telekom AG (Registered)	6,101	103,697
Henkel AG & Co. KGaA (Preference)	733	80,065
Infineon Technologies AG	3,315	66,372
RWE AG	2,544	55,408
SAP SE	2,853	283,159
Siemens AG (Registered)	535	59,707
Zalando SE * (a)	1,368	35,347

		1,427,015

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
Hong Kong — 0.7%
AIA Group Ltd.	33,200	275,786
CK Asset Holdings Ltd.	16,552	121,104
CK Hutchison Holdings Ltd.	7,552	72,486
Hong Kong Exchanges & Clearing Ltd.	3,500	101,180

		570,556

India — 0.2%
HDFC Bank Ltd., ADR	1,599	165,640

Indonesia — 0.1%
Bank Central Asia Tbk. PT	52,500	94,944

Ireland — 0.1%
CRH plc	1,024	27,122
Ryanair Holdings plc, ADR *	967	68,986

		96,108

Israel — 0.0% (b)
Teva Pharmaceutical Industries Ltd., ADR	1,252	19,306

Italy — 0.3%
Assicurazioni Generali SpA	4,876	81,497
Enel SpA	26,202	151,899
Telecom Italia SpA *	51,543	28,535
UniCredit SpA	592	6,706

		268,637

Japan — 3.9%
Asahi Group Holdings Ltd.	2,400	93,009
Bridgestone Corp.	3,000	115,097
Central Japan Railway Co.	300	63,296
Daicel Corp.	6,700	68,780
Daikin Industries Ltd.	1,100	116,881
DMG Mori Co. Ltd.	4,700	52,789
Electric Power Development Co. Ltd.	800	18,984
FANUC Corp.	400	60,704
Hitachi Ltd.	1,100	29,161
Honda Motor Co. Ltd.	4,200	110,649
Japan Airlines Co. Ltd.	1,600	56,706
Japan Tobacco, Inc.	2,900	68,907
Kao Corp.	1,600	118,428
Keyence Corp.	200	101,089
Komatsu Ltd.	2,100	45,129
Kyowa Hakko Kirin Co. Ltd.	1,900	35,903
Kyushu Electric Power Co., Inc.	1,100	13,098
Mabuchi Motor Co. Ltd.	2,200	67,392
Marui Group Co. Ltd.	2,600	50,388
Mitsubishi Corp.	3,300	90,475

INVESTMENTS	SHARES	VALUE($)

Japan — continued
Mitsubishi UFJ Financial Group, Inc.	21,300	104,533
Mitsui Fudosan Co. Ltd.	2,200	48,866
NGK Spark Plug Co. Ltd.	2,700	53,446
Nintendo Co. Ltd.	300	79,662
Nippon Telegraph & Telephone Corp.	2,400	97,918
Nomura Research Institute Ltd.	900	33,374
Olympus Corp.	400	12,234
Otsuka Corp.	1,800	49,539
Otsuka Holdings Co. Ltd.	2,200	89,901
Panasonic Corp.	6,600	59,291
Renesas Electronics Corp. *	10,900	49,507
Seven & i Holdings Co. Ltd.	3,000	130,365
Shin-Etsu Chemical Co. Ltd.	900	69,150
SMC Corp.	200	60,215
Sony Corp.	1,000	48,210
Sumitomo Electric Industries Ltd.	3,600	47,676
Sumitomo Mitsui Financial Group, Inc.	2,900	95,599
T&D Holdings, Inc.	5,300	61,308
Tokio Marine Holdings, Inc.	2,100	99,768
Tokyo Gas Co. Ltd.	1,400	35,409
Tokyu Corp.	5,300	86,607
Toray Industries, Inc.	7,900	55,854
Toyota Motor Corp.	3,100	179,448
West Japan Railway Co.	500	35,326
Yamato Holdings Co. Ltd.	1,900	52,092

		3,112,163

Luxembourg — 0.1%
ArcelorMittal	2,233	46,224

Netherlands — 1.1%
Akzo Nobel NV	1,082	87,138
ASML Holding NV	952	149,140
Heineken NV	441	38,979
ING Groep NV	7,208	77,534
Koninklijke Philips NV	751	26,330
NN Group NV	1,444	57,411
Royal Dutch Shell plc, Class A	8,921	262,753
Royal Dutch Shell plc, Class B	5,810	173,704

		872,989

Singapore — 0.2%
DBS Group Holdings Ltd.	6,100	106,078
United Overseas Bank Ltd.	600	10,854

		116,932

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
Spain — 0.6%
Banco Santander SA	11,562	52,503
Bankia SA	19,032	55,684
Iberdrola SA	22,162	177,959
Industria de Diseno Textil SA	3,894	99,393
Telefonica SA	4,973	41,860

		427,399

Sweden — 0.2%
Lundin Petroleum AB	1,823	45,528
Svenska Handelsbanken AB, Class A	9,736	108,319

		153,847

Switzerland — 1.8%
Cie Financiere Richemont SA (Registered)	1,256	80,996
Credit Suisse Group AG (Registered) *	6,324	69,132
LafargeHolcim Ltd. (Registered) *	2,043	84,312
Nestle SA (Registered)	5,673	460,437
Novartis AG (Registered)	3,099	265,412
Roche Holding AG	1,043	258,934
Swiss Re AG	941	86,572
UBS Group AG (Registered) *	4,684	58,425
Zurich Insurance Group AG *	106	31,597

		1,395,817

Taiwan — 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,141	79,024

United Kingdom — 3.0%
3i Group plc	7,685	75,830
AstraZeneca plc	1,399	104,430
Aviva plc	23,006	110,107
Barratt Developments plc	8,163	48,151
BP plc	16,588	104,864
British American Tobacco plc	3,902	124,158
Burberry Group plc	6,287	138,056
Diageo plc	3,600	128,644
Dixons Carphone plc	19,689	30,156
GlaxoSmithKline plc	11,911	227,000
HSBC Holdings plc	13,164	108,600
InterContinental Hotels Group plc	1,284	69,455
ITV plc	36,092	57,446
Legal & General Group plc	19,153	56,432
Linde plc	474	75,244
Lloyds Banking Group plc	61,059	40,249
Prudential plc	6,205	110,799

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
RELX plc	4,279	88,041
Smith & Nephew plc	4,767	89,232
Standard Chartered plc	13,670	106,239
Taylor Wimpey plc	22,281	38,743
Unilever NV, CVA	4,850	262,736
Vodafone Group plc	59,524	115,732
Whitbread plc	463	27,038

		2,337,382

United States — 23.4%
Acadia Healthcare Co., Inc. *	1,022	26,276
Adobe, Inc. *	247	55,881
AdvanSix, Inc. *	969	23,585
Alleghany Corp.	62	38,646
Allergan plc	625	83,538
Ally Financial, Inc.	1,410	31,951
Alphabet, Inc., Class A *	12	12,540
Alphabet, Inc., Class C * (c)	328	339,680
Altice USA, Inc., Class A	13,354	220,608
Amazon.com, Inc. * (c)	231	346,955
American Electric Power Co., Inc.	1,646	123,022
American Express Co.	967	92,174
American Homes 4 Rent, Class A, REIT	2,537	50,359
American International Group, Inc.	2,346	92,456
AmerisourceBergen Corp.	650	48,360
Amphenol Corp., Class A	567	45,938
Analog Devices, Inc.	845	72,526
Apple, Inc. (c)	1,965	309,959
Applied Materials, Inc.	1,427	46,720
Arista Networks, Inc. *	200	42,140
Arrow Electronics, Inc. *	1,194	82,326
AutoZone, Inc. *	162	135,811
Avery Dennison Corp.	621	55,784
Ball Corp.	4,191	192,702
Bank of America Corp.	12,051	296,937
Berkshire Hathaway, Inc., Class B *	2,414	492,891
Best Buy Co., Inc.	800	42,368
Biogen, Inc. *	101	30,393
BlackRock, Inc.	104	40,853
Boeing Co. (The)	375	120,937
Brinker International, Inc.	730	32,105
Brixmor Property Group, Inc., REIT	4,556	66,928
Capital One Financial Corp.	2,422	183,079
Carlisle Cos., Inc. (c)	534	53,678
Catalent, Inc. *	1,043	32,521

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
United States — continued
CBRE Group, Inc., Class A *	3,472	139,019
CBS Corp. (Non-Voting), Class B	1,185	51,808
Centene Corp. *	406	46,812
Charles Schwab Corp. (The)	3,527	146,476
Charter Communications, Inc., Class A *	403	114,843
Chevron Corp.	559	60,814
Chubb Ltd.	603	77,896
Cigna Corp.	2,586	491,049
Cisco Systems, Inc.	2,697	116,861
Citigroup, Inc.	1,939	100,944
Citizens Financial Group, Inc.	2,893	86,009
Clorox Co. (The)	249	38,381
Columbia Sportswear Co.	529	44,484
CommScope Holding Co., Inc. *	2,640	43,270
Concho Resources, Inc. *	503	51,703
ConocoPhillips	1,585	98,825
Constellation Brands, Inc., Class A	1,167	187,677
Copart, Inc. *	1,200	57,336
CorePoint Lodging, Inc., REIT	1,645	20,151
Corning, Inc.	1,851	55,919
Coty, Inc., Class A	4,823	31,639
Deere & Co.	261	38,933
Delta Air Lines, Inc.	3,646	181,935
DexCom, Inc. *	425	50,915
Diamondback Energy, Inc.	433	40,139
Discovery, Inc., Class A *	2,459	60,836
DISH Network Corp., Class A *	3,784	94,486
DocuSign, Inc. *	594	23,808
Dover Corp.	922	65,416
Duke Energy Corp.	669	57,735
East West Bancorp, Inc.	1,276	55,544
EastGroup Properties, Inc., REIT	499	45,773
Edison International	694	39,398
Energizer Holdings, Inc.	1,063	47,994
Entercom Communications Corp., Class A (c)	6,175	35,259
EOG Resources, Inc.	535	46,657
EQT Corp.	1,814	34,266
Equitrans Midstream Corp. *	1,408	28,188
Eversource Energy	910	59,186
Evolent Health, Inc., Class A *	1,623	32,379
Exact Sciences Corp. *	729	46,000
Exelixis, Inc. *	1,971	38,770
Expedia Group, Inc.	467	52,608

INVESTMENTS	SHARES	VALUE($)

United States — continued
Exxon Mobil Corp. (c)	1,952	133,107
Facebook, Inc., Class A *	369	48,372
Fair Isaac Corp. *	209	39,083
Federal Realty Investment Trust, REIT	471	55,597
Ferguson plc	2,616	167,158
Fifth Third Bancorp	2,294	53,978
First Republic Bank	999	86,813
Fiserv, Inc. *	2,565	188,502
Fortune Brands Home & Security, Inc.	719	27,315
Genuine Parts Co.	502	48,202
Global Payments, Inc.	854	88,073
GoDaddy, Inc., Class A *	1,032	67,720
Graphic Packaging Holding Co.	4,802	51,093
Hartford Financial Services Group, Inc. (The)	1,787	79,432
HCA Healthcare, Inc.	323	40,197
Hewlett Packard Enterprise Co.	2,762	36,486
Hilton Worldwide Holdings, Inc.	1,640	117,752
Home Depot, Inc. (The)	301	51,718
Honeywell International, Inc.	787	103,978
Illinois Tool Works, Inc.	633	80,195
Illumina, Inc. *	242	72,583
Intercept Pharmaceuticals, Inc. *	309	31,144
Intuit, Inc.	351	69,094
Intuitive Surgical, Inc. *	131	62,739
Invesco Ltd.	2,207	36,945
Jazz Pharmaceuticals plc *	388	48,096
Johnson & Johnson	1,248	161,054
Keurig Dr Pepper, Inc.	1,570	40,255
Kimco Realty Corp., REIT	3,944	57,780
Kinder Morgan, Inc.	6,419	98,724
Kohl’s Corp.	1,223	81,134
Kroger Co. (The)	1,561	42,927
Lennox International, Inc.	432	94,548
LKQ Corp. *	1,652	39,202
Loews Corp. (c)	3,686	167,787
Lululemon Athletica, Inc. *	473	57,522
M&T Bank Corp.	962	137,691
Marathon Petroleum Corp.	1,189	70,163
Marsh & McLennan Cos., Inc.	922	73,529
Martin Marietta Materials, Inc.	741	127,356
Mastercard, Inc., Class A (c)	831	156,768
Medtronic plc	562	51,120
Merck & Co., Inc.	2,540	194,081
Microsoft Corp. (c)	4,914	499,115

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
United States — continued
Mid-America Apartment Communities, Inc., REIT	979	93,690
Middleby Corp. (The) *	308	31,641
Molson Coors Brewing Co., Class B	812	45,602
Morgan Stanley	2,293	90,917
Murphy USA, Inc. *	725	55,564
Nasdaq, Inc.	784	63,951
Netflix, Inc. *	363	97,161
Nexstar Media Group, Inc., Class A	1,006	79,112
NextEra Energy, Inc.	2,010	349,378
NiSource, Inc.	1,348	34,172
Nordson Corp.	272	32,463
Nordstrom, Inc.	1,705	79,470
Northern Trust Corp.	716	59,850
NVIDIA Corp.	478	63,813
Occidental Petroleum Corp.	1,399	85,871
Old Dominion Freight Line, Inc.	287	35,442
O’Reilly Automotive, Inc. *	180	61,979
Oshkosh Corp.	569	34,885
Outfront Media, Inc., REIT	2,899	52,530
Packaging Corp. of America	685	57,170
Palo Alto Networks, Inc. *	313	58,954
Parker-Hannifin Corp.	358	53,392
PayPal Holdings, Inc. *	1,317	110,747
PBF Energy, Inc., Class A	626	20,451
Pfizer, Inc.	6,735	293,983
Phillips 66	618	53,241
PNC Financial Services Group, Inc. (The)	1,353	158,179
Post Holdings, Inc. *	966	86,100
Procter & Gamble Co. (The)	1,162	106,811
Progressive Corp. (The)	1,350	81,445
Prudential Financial, Inc.	366	29,847
Public Storage, REIT	451	91,287
QUALCOMM, Inc.	902	51,333
Rayonier, Inc., REIT	1,886	52,223
Red Hat, Inc. *	152	26,697
Revance Therapeutics, Inc. *	831	16,728
Ross Stores, Inc.	1,239	103,085
S&P Global, Inc.	419	71,205
Sage Therapeutics, Inc. *	159	15,231
SailPoint Technologies Holding, Inc. *	1,370	32,181
salesforce.com, Inc. *	863	118,205
ServiceNow, Inc. *	476	84,752
Southwest Airlines Co.	1,386	64,421

INVESTMENTS	SHARES	VALUE($)

United States — continued
Spark Therapeutics, Inc. *	451	17,652
Splunk, Inc. *	539	56,514
Spotify Technology SA *	404	45,854
Square, Inc., Class A *	200	11,218
Stanley Black & Decker, Inc.	412	49,333
SunTrust Banks, Inc.	2,047	103,251
T. Rowe Price Group, Inc.	1,234	113,923
Take-Two Interactive Software, Inc. *	463	47,661
Teladoc Health, Inc. *	886	43,919
Tesla, Inc. *	191	63,565
Texas Instruments, Inc.	1,364	128,898
TherapeuticsMD, Inc. *	4,086	15,568
Thermo Fisher Scientific, Inc.	1,621	362,764
Tiffany & Co.	529	42,590
T-Mobile US, Inc. *	829	52,733
Tractor Supply Co.	638	53,235
Travelers Cos., Inc. (The)	862	103,225
United Technologies Corp.	861	91,679
UnitedHealth Group, Inc. (c)	2,885	718,711
Unum Group	702	20,625
US Bancorp	2,077	94,919
Veeva Systems, Inc., Class A *	567	50,644
Verizon Communications, Inc.	6,272	352,612
Vertex Pharmaceuticals, Inc. *	363	60,153
Visa, Inc., Class A	1,128	148,828
Vulcan Materials Co.	441	43,571
Walgreens Boots Alliance, Inc.	1,558	106,458
Walt Disney Co. (The)	598	65,571
Waste Connections, Inc.	2,276	168,993
Wayfair, Inc., Class A *	312	28,105
WEC Energy Group, Inc.	738	51,114
Wells Fargo & Co.	5,481	252,564
Westrock Co.	1,481	55,923
Weyerhaeuser Co., REIT	1,251	27,347
Williams Cos., Inc. (The)	3,536	77,969
Worldpay, Inc. *	514	39,285
WW Grainger, Inc.	161	45,460
Xcel Energy, Inc.	2,472	121,795
Xilinx, Inc.	476	40,541
Zebra Technologies Corp., Class A *	263	41,877

		18,538,702

Total Common Stocks (Cost $32,670,471)		33,502,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES		VALUE($)
Long Positions — continued
Investment Companies — 17.7%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (d)		160,087	3,990,958
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (d)		206,864	1,565,960
JPMorgan Floating Rate Income Fund Class R6 Shares (d)		322,829	2,889,319
JPMorgan High Yield Fund Class R6 Shares (d)		423,902	2,878,294
JPMorgan Managed Income Fund Class L Shares (d)		270,676	2,706,758

Total Investment Companies (Cost $14,148,521)			14,031,289

	PRINCIPAL AMOUNT($)
Foreign Government Securities — 7.3%
Australia — 0.1%
Australia Government Bond
3.25%, 4/21/2025 (a)	AUD	42,000	31,531
2.25%, 5/21/2028 (a)	AUD	25,000	17,497
2.75%, 11/21/2028 (a)	AUD	52,000	37,982
3.75%, 4/21/2037 (a)	AUD	17,000	13,904
3.00%, 3/21/2047 (a)	AUD	12,000	8,745

			109,659

Belgium — 0.2%
Belgium Government Bond
0.50%, 10/22/2024 (a)	EUR	32,000	37,316
0.80%, 6/22/2027 (a)	EUR	26,000	30,185
3.00%, 6/22/2034 (a)	EUR	25,000	35,485
1.90%, 6/22/2038 (a)	EUR	25,000	30,493
1.60%, 6/22/2047 (a)	EUR	6,000	6,616
2.15%, 6/22/2066 (a)	EUR	4,000	4,647

			144,742

Canada — 0.1%
Canada Government Bond
1.00%, 6/1/2027	CAD	23,000	15,611
5.00%, 6/1/2037	CAD	9,000	9,440
3.50%, 12/1/2045	CAD	12,000	11,110
2.75%, 12/1/2048	CAD	9,000	7,410
2.75%, 12/1/2064	CAD	3,000	2,578

			46,149

China — 0.3%
China Development Bank
0.88%, 1/24/2024 (a)	EUR	100,000	114,031
Export-Import Bank of China (The)
0.75%, 5/28/2023 (a)	EUR	100,000	114,025

			228,056

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Denmark — 0.1%
Denmark Government Bond
3.00%, 11/15/2021	DKK	42,000	7,095
1.50%, 11/15/2023	DKK	36,000	5,994
0.50%, 11/15/2027	DKK	85,000	13,365
4.50%, 11/15/2039	DKK	65,000	17,348

			43,802

France — 0.9%
Caisse d’Amortissement de la Dette Sociale 1.88%, 7/28/2020 (a)		100,000	98,698
France Government Bond
0.00%, 2/25/2021 (a)	EUR	58,000	67,127
1.75%, 11/25/2024 (a)	EUR	110,000	138,151
0.25%, 11/25/2026 (a)	EUR	54,000	60,989
1.00%, 5/25/2027 (a)	EUR	64,000	76,234
1.50%, 5/25/2031 (a)	EUR	17,000	20,753
1.25%, 5/25/2034 (a)	EUR	21,030	24,528
4.75%, 4/25/2035 (a)	EUR	29,500	52,187
1.75%, 6/25/2039 (a)	EUR	29,000	35,607
3.25%, 5/25/2045 (a)	EUR	35,000	55,127
2.00%, 5/25/2048 (a)	EUR	13,000	16,177
4.00%, 4/25/2055 (a)	EUR	6,000	11,075
4.00%, 4/25/2060 (a)	EUR	4,000	7,563
1.75%, 5/25/2066 (a)	EUR	10,000	11,064

			675,280

Germany — 0.3%
Federal Republic of Germany
0.50%, 2/15/2028 (a)	EUR	90,000	106,135
4.00%, 1/4/2037 (a)	EUR	36,000	65,013
3.25%, 7/4/2042 (a)	EUR	12,000	21,151
2.50%, 8/15/2046 (a)	EUR	25,000	40,324

			232,623

Italy — 1.0%
Italy Government Bond
1.05%, 12/1/2019	EUR	30,000	34,588
0.70%, 5/1/2020	EUR	31,000	35,664
5.00%, 3/1/2022	EUR	13,000	16,630
0.10%, 5/15/2022 (a)	EUR	36,724	40,953
1.45%, 9/15/2022	EUR	36,000	41,289
0.95%, 3/15/2023	EUR	80,000	89,347
2.45%, 10/1/2023 (a)	EUR	86,000	101,384
2.50%, 12/1/2024	EUR	54,000	63,429
1.45%, 5/15/2025	EUR	50,000	54,774
1.60%, 6/1/2026	EUR	48,000	52,467

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Italy — continued
3.40%, 9/15/2026 (a)	EUR	16,558	21,000
2.00%, 2/1/2028	EUR	2,000	2,192
4.75%, 9/1/2028 (a)	EUR	63,000	85,246
1.65%, 3/1/2032 (a)	EUR	25,000	24,796
2.45%, 9/1/2033 (a)	EUR	53,000	56,659
2.25%, 9/1/2036 (a)	EUR	25,000	25,486
4.00%, 2/1/2037 (a)	EUR	7,000	8,890
4.75%, 9/1/2044 (a)	EUR	16,000	22,106
3.45%, 3/1/2048 (a)	EUR	16,000	18,163
2.80%, 3/1/2067 (a)	EUR	3,000	2,941

			798,004

Japan — 2.7%
Japan Finance Organization for Municipalities 0.88%, 9/22/2021 (a)	EUR	100,000	117,428
Japan Government Bond
0.10%, 1/15/2020	JPY	1,400,000	12,805
0.10%, 9/20/2020	JPY	14,200,000	130,099
1.20%, 12/20/2020	JPY	20,800,000	194,741
0.10%, 9/20/2021	JPY	13,700,000	125,799
0.10%, 9/20/2022	JPY	15,800,000	145,474
0.80%, 9/20/2022	JPY	10,150,000	95,835
0.10%, 12/20/2022	JPY	13,250,000	122,067
0.30%, 12/20/2024	JPY	17,600,000	164,776
0.10%, 12/20/2026	JPY	2,450,000	22,723
1.70%, 12/20/2032	JPY	12,050,000	132,187
1.80%, 12/20/2032	JPY	12,000,000	133,088
1.50%, 3/20/2034	JPY	11,200,000	120,483
0.70%, 3/20/2037	JPY	11,050,000	105,240
0.60%, 12/20/2037	JPY	12,050,000	112,316
2.50%, 3/20/2038	JPY	9,950,000	124,154
1.70%, 9/20/2044	JPY	800,000	9,108
1.40%, 9/20/2045	JPY	6,650,000	71,425
1.40%, 12/20/2045	JPY	4,400,000	47,261
0.80%, 3/20/2047	JPY	5,800,000	54,219
0.80%, 12/20/2047	JPY	5,700,000	53,158
0.90%, 3/20/2057	JPY	4,550,000	42,396

			2,136,782

Mexico — 0.1%
United Mexican States
2.38%, 4/9/2021	EUR	100,000	119,760

Qatar — 0.1%
Qatar Government Bond
5.25%, 1/20/2020 (a)		100,000	102,000

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Spain — 0.6%
Spain Government Bond
4.60%, 7/30/2019 (a)	EUR	8,000	9,430
4.00%, 4/30/2020 (a)	EUR	44,000	53,347
0.05%, 1/31/2021	EUR	31,000	35,685
5.85%, 1/31/2022 (a)	EUR	11,000	14,884
0.45%, 10/31/2022	EUR	76,000	88,224
2.75%, 10/31/2024 (a)	EUR	24,000	30,792
1.60%, 4/30/2025 (a)	EUR	54,000	65,153
1.45%, 10/31/2027 (a)	EUR	47,000	54,605
1.40%, 4/30/2028 (a)	EUR	32,000	36,813
2.35%, 7/30/2033 (a)	EUR	25,000	30,053
4.20%, 1/31/2037 (a)	EUR	13,000	19,543
5.15%, 10/31/2044 (a)	EUR	18,000	31,132
2.90%, 10/31/2046 (a)	EUR	16,000	19,624
2.70%, 10/31/2048 (a)	EUR	6,000	6,997
3.45%, 7/30/2066 (a)	EUR	4,000	5,227

			501,509

Sweden — 0.0% (b)
Sweden Government Bond
5.00%, 12/1/2020	SEK	55,000	6,849
3.50%, 6/1/2022	SEK	35,000	4,450
2.50%, 5/12/2025	SEK	130,000	16,848
2.25%, 6/1/2032 (a)	SEK	15,000	1,988
3.50%, 3/30/2039	SEK	20,000	3,201

			33,336

United Kingdom — 0.8%
U.K. Treasury Bonds
4.75%, 3/7/2020 (a)	GBP	37,000	49,344
1.50%, 1/22/2021 (a)	GBP	45,000	58,217
2.75%, 9/7/2024 (a)	GBP	10,000	13,998
2.00%, 9/7/2025 (a)	GBP	11,000	14,901
1.50%, 7/22/2026 (a)	GBP	11,000	14,441
1.63%, 10/22/2028 (a)	GBP	63,000	82,762
4.50%, 9/7/2034 (a)	GBP	9,000	16,007
4.25%, 3/7/2036 (a)	GBP	28,000	49,266
1.75%, 9/7/2037 (a)	GBP	37,000	47,067
4.75%, 12/7/2038 (a)	GBP	11,000	21,092
3.25%, 1/22/2044 (a)	GBP	16,000	26,067
3.50%, 1/22/2045 (a)	GBP	16,000	27,290
4.25%, 12/7/2046 (a)	GBP	16,000	31,066
1.50%, 7/22/2047 (a)	GBP	41,000	48,342
3.75%, 7/22/2052 (a)	GBP	12,000	22,913
4.25%, 12/7/2055 (a)	GBP	6,500	13,876
1.75%, 7/22/2057 (a)	GBP	21,600	27,548

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
United Kingdom — continued
2.50%, 7/22/2065 (a)	GBP	11,660	18,533
3.50%, 7/22/2068 (a)	GBP	11,000	22,175

			604,905

Total Foreign Government Securities (Cost $5,900,916)			5,776,607

Collateralized Mortgage Obligations — 6.8%
United States — 6.8%
American Home Mortgage Investment Trust Series 2005-1, Class 6A, 4.89%, 6/25/2045 (e)		35,656	36,335
Angel Oak Mortgage Trust I LLC
Series 2018-2, Class A1, 3.67%, 7/27/2048 (e) (f)		180,033	179,454
Banc of America Funding Trust
Series 2006-A, Class 1A1, 4.63%, 2/20/2036 (e)		22,908	22,569
Banc of America Mortgage Trust
Series 2005-A, Class 2A2, 3.69%, 2/25/2035 (e)		27,144	26,798
Bear Stearns ALT-A Trust
Series 2005-4, Class 23A2, 4.03%, 5/25/2035 (e)		46,054	46,474
COLT Mortgage Loan Trust
Series 2018-2, Class A1, 3.47%, 7/27/2048 (e) (f)		76,227	75,885
FHLMC REMIC
Series 3935, Class GA, 3.00%, 10/15/2026		139,476	140,166
Series 4323, Class VA, 4.00%, 3/15/2027		111,268	115,437
Series 4669, Class VJ, 4.00%, 5/15/2028		113,245	118,539
Series 4496, Class CA, 2.00%, 7/15/2031		79,713	77,632
Series 3972, Class PJ, 3.00%, 11/15/2031		129,448	129,902
Series 4062, Class BA, 3.50%, 6/15/2038		85,537	86,762
Series 4329, Class KA, 3.00%, 1/15/2040		125,865	126,233
Series 3632, Class PK, 5.00%, 2/15/2040		79,705	84,685
Series 3778, Class JA, 3.50%, 4/15/2040		110,640	112,646
Series 3923, Class GD, 2.00%, 5/15/2040		81,102	79,009
Series 4364, Class A, 3.00%, 8/15/2040		100,901	100,913

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 3890, Class BA, 2.50%, 11/15/2040	117,557	116,383
Series 3788, Class FA, 2.99%, 1/15/2041 (e)	46,213	46,462
Series 4366, Class KA, 3.00%, 3/15/2041	108,052	107,781
Series 4467, Class AB, 3.00%, 7/15/2041	106,135	106,045
Series 4223, Class AL, 3.00%, 8/15/2042	135,358	135,385
Series 4494, Class KA, 3.75%, 10/15/2042	99,865	101,962
FHLMC STRIPS
Series 242, Class F29, 2.71%, 11/15/2036 (e)	110,645	111,548
Series 311, Class F1, 3.01%, 8/15/2043 (e)	75,965	76,963
First Horizon Mortgage Pass-Through Trust
Series 2004-AR7, Class 4A1, 4.46%, 2/25/2035 (e)	40,786	40,589
FNMA REMIC
Series 2011-104, Class TB, 2.50%, 10/25/2026	126,388	125,188
Series 2014-33, Class AH, 3.00%, 6/25/2029	114,872	115,291
Series 2001-68, Class FD, 3.01%, 12/25/2031 (e)	64,023	64,294
Series 2014-3, Class AM, 2.50%, 1/25/2032	97,893	96,738
Series 2012-87, Class CA, 2.00%, 6/25/2039	39,185	38,220
Series 2013-5, Class BD, 2.00%, 3/25/2040	119,397	116,329
Series 2010-142, Class FM, 2.98%, 12/25/2040 (e)	84,027	84,241
Series 2015-15, Class GH, 2.50%, 3/25/2041	100,650	98,700
Series 2017-4, Class AH, 3.00%, 5/25/2041	191,480	191,184
Series 2011-53, Class FT, 3.09%, 6/25/2041 (e)	50,440	50,919
Series 2015-55, Class QA, 3.50%, 10/25/2042	71,497	72,029
Series 2013-58, Class KJ, 3.00%, 2/25/2043	102,398	102,211
Series 2013-101, Class FE, 3.11%, 10/25/2043 (e)	252,987	256,506
Series 2016-103, Class LA, 3.00%, 5/25/2044	106,801	106,029

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Series 2015-54, Class FA, 2.86%, 7/25/2045 (e)	61,937	61,633
Series 2016-40, Class PA, 3.00%, 7/25/2045	103,500	102,698
Series 2016-40, Class FA, 3.16%, 7/25/2046 (e)	58,475	59,386
Series 2016-63, Class AF, 3.01%, 9/25/2046 (e)	60,626	60,603
GNMA
Series 2008-35, Class FH, 3.07%, 4/20/2038 (e)	107,660	109,008
Series 2014-117, Class FP, 2.77%, 6/20/2043 (e)	113,478	113,427
GSR Mortgage Loan Trust
Series 2005-AR3, Class 1A1, 2.95%, 5/25/2035 (e)	85,662	84,352
Homeward Opportunities Fund I Trust
Series 2018-1, Class A1, 3.77%, 6/25/2048 (e) (f)	132,457	132,282
Impac CMB Trust Series 2004-7, Class 1A2, 3.43%, 11/25/2034 (e)	94,077	90,720
JP Morgan Alternative Loan Trust
Series 2007-A2, Class 12A3, 2.70%, 6/25/2037 (e)	41,078	40,742
JP Morgan Mortgage Trust
Series 2005-A3, Class 4A1, 4.71%, 6/25/2035 (e)	19,172	19,343
Lehman Mortgage Trust
Series 2005-3, Class 2A3, 5.50%, 1/25/2036	10,724	10,354
Merrill Lynch Mortgage Investors Trust
Series 2007-1, Class 4A3, 5.14%, 1/25/2037 (e)	19,209	18,443
Morgan Stanley Mortgage Loan Trust
Series 2004-5AR, Class 4A, 4.31%, 7/25/2034 (e)	22,965	22,543
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.79%, 12/25/2035 (e)	57,844	53,125
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.00%, 8/25/2019	14,996	14,752
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR3, Class A1, 3.67%, 3/25/2035 (e)	22,467	22,011

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2005-AR5, Class A6, 3.91%, 5/25/2035 (e)	35,348	35,618
Series 2005-AR10, Class 1A3, 4.13%, 9/25/2035 (e)	32,798	32,710
Wells Fargo Mortgage Backed Securities Trust
Series 2004-W, Class A1, 4.85%, 11/25/2034 (e)	72,422	73,043
Series 2004-Z, Class 2A2, 4.97%, 12/25/2034 (e)	23,467	23,859
Series 2006-AR3, Class A3, 4.05%, 3/25/2036 (e)	44,567	44,351
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE, Class 2A2, 4.48%, 12/25/2034 (e)	34,747	35,736
Series 2004-DD, Class 1A1, 4.77%, 1/25/2035 (e)	82,912	86,212
Series 2005-AR2, Class 2A1, 4.09%, 3/25/2035 (e)	13,593	13,744
Series 2005-AR2, Class 2A2, 4.09%, 3/25/2035 (e)	26,140	26,678
Series 2005-AR3, Class 1A1, 4.48%, 3/25/2035 (e)	39,018	40,098
Series 2005-AR4, Class 2A2, 4.25%, 4/25/2035 (e)	21,816	21,932
Series 2005-16, Class A8, 5.75%, 12/25/2035	20,735	21,813

Total Collateralized Mortgage Obligations (Cost $5,374,813)		5,391,652

Asset-Backed Securities — 2.9%
United States — 2.9%
American Credit Acceptance Receivables Trust
Series 2018-3, Class D, 4.14%, 10/15/2024 (f)	32,000	32,119
Series 2018-4, Class D, 4.40%, 1/13/2025 (f)	100,000	100,826
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	29,446	29,270
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-W5, Class M1, 3.41%, 4/25/2034 ‡ (e)	42,168	41,868
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M2, 4.98%, 11/25/2033 ‡ (e)	74,295	74,184

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Asset-Backed Securities — continued
United States — continued
Series 2004-HE3, Class M2, 4.19%, 6/25/2034 ‡ (e)	70,418	70,003
Series 2005-HE6, Class M3, 3.30%, 7/25/2035 ‡ (e)	111,069	110,912
Bayview Opportunity Master Fund Trust
Series 2018-RN5, Class A1, 3.82%, 4/28/2033 ‡ (f) (g)	45,166	45,104
Bear Stearns Asset-Backed Securities Trust
Series 2004-HE5, Class M2, 4.38%, 7/25/2034 ‡ (e)	16,978	16,834
Series 2003-2, Class M1, 4.31%, 3/25/2043 ‡ (e)	46,787	46,618
Countrywide Asset-Backed Certificates
Series 2004-2, Class M1, 3.26%, 5/25/2034 ‡ (e)	36,565	36,419
Series 2005-12, Class M1, 2.98%, 2/25/2036 ‡ (e)	106,013	105,805
Series 2006-19, Class 2A2, 2.67%, 3/25/2037 ‡ (e)	88,080	87,220
CWABS, Inc. Asset-Backed Certificates Trust
Series 2004-1, Class M2, 3.33%, 3/25/2034 ‡ (e)	50,349	49,761
Series 2004-5, Class M5, 4.83%, 5/25/2034 (e)	44,010	41,083
Series 2004-5, Class M3, 4.23%, 7/25/2034 ‡ (e)	70,251	70,437
Drive Auto Receivables Trust
Series 2018-4, Class D, 4.09%, 1/15/2026	35,000	35,335
Series 2018-5, Class D, 4.30%, 4/15/2026	35,000	35,439
DT Auto Owner Trust Series 2018-3A, Class D, 4.19%, 7/15/2024 (f)	55,000	55,269
Exeter Automobile Receivables Trust
Series 2018-4A, Class C, 3.97%, 9/15/2023 (f)	55,000	55,367
Series 2018-4A, Class D, 4.35%, 9/16/2024 (f)	20,000	20,251
Series 2018-4A, Class E, 5.38%, 7/15/2025 (f)	20,000	20,242
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M1, 3.38%, 10/25/2034 ‡ (e)	118,240	118,102

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
GLS Auto Receivables Trust Series 2018-3A, Class C, 4.18%, 7/15/2024 (f)	25,000	25,178
Home Equity Asset Trust Series 2007-2, Class 2A2, 2.69%, 7/25/2037 ‡ (e)	15,776	15,747
Home Equity Mortgage Loan Asset-Backed Trust Series 2005-B, Class M2, 3.21%, 8/25/2035 ‡ (e)	53,661	53,631
KREF Ltd. Series 2018-FL1, Class D, 4.85%, 6/15/2036 ‡ (e) (f)	100,000	99,998
Long Beach Mortgage Loan Trust
Series 2004-4, Class M1, 3.41%, 10/25/2034 (e)	92,290	91,857
Series 2004-6, Class A3, 3.81%, 11/25/2034 ‡ (e)	34,959	35,094
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 3.53%, 10/25/2033 ‡ (e)	47,941	47,347
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-MHQ1, Class M2, 3.63%, 12/25/2034 ‡ (e)	43,963	43,974
Prestige Auto Receivables Trust
Series 2018-1A, Class D, 4.14%, 10/15/2024 (f)	15,000	15,229
RAMP Trust
Series 2005-KS12, Class M1, 2.95%, 1/25/2036 ‡ (e)	148,817	148,690
Series 2006-RZ4, Class A3, 2.78%, 10/25/2036 ‡ (e)	167,539	164,998
Saxon Asset Securities Trust
Series 2003-3, Class M1, 3.29%, 12/25/2033 ‡ (e)	43,413	41,827
Structured Asset Investment Loan Trust
Series 2003-BC11, Class M1, 3.48%, 10/25/2033 ‡ (e)	19,516	19,448
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 2.68%, 1/25/2037 (e)	99,040	96,468
Series 2007-WF2, Class A1, 3.51%, 8/25/2037 ‡ (e)	46,155	46,227
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 2.66%, 1/25/2037 ‡ (e)	58,508	58,144

Total Asset-Backed Securities (Cost $2,245,087)		2,302,325

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Commercial Mortgage-Backed Securities — 2.3%
United States — 2.3%
BANK Series 2017-BNK7, Class B, 3.95%, 9/15/2060	25,000	24,670
Barclays Commercial Mortgage Trust
Series 2018-C2, Class C, 4.97%, 12/15/2051 (e)	75,000	75,777
BENCHMARK Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 (f)	25,000	18,666
Braemar Hotels & Resorts Trust 2018-Prime
Series 2018-PRME, Class B, 3.51%, 6/15/2035 ‡ (e) (f)	150,000	148,399
BXMT Ltd. Series 2017-FL1, Class B, 3.96%, 6/15/2035 ‡ (e) (f)	100,000	98,457
CD Mortgage Trust
Series 2017-CD4, Class C, 4.35%, 5/10/2050 ‡ (e)	100,000	96,607
Series 2017-CD5, Class D, 3.35%, 8/15/2050 (f)	10,000	8,383
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class C, 4.34%, 9/15/2048 ‡ (e)	75,000	74,482
Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (e)	15,000	14,973
Cold Storage Trust Series 2017-ICE3, Class B, 3.71%, 4/15/2036 (e) (f)	100,000	98,031
Commercial Mortgage Trust
Series 2014-CR20, Class D, 3.22%, 11/10/2047 (f)	100,000	87,864
Series 2015-CR23, Class CME, 3.68%, 5/10/2048 (e) (f)	100,000	98,774
Series 2015-LC21, Class D, 4.30%, 7/10/2048 ‡ (e)	110,000	99,039
DBGS Mortgage Trust
Series 2018-5BP, Class B, 3.29%, 6/15/2033 ‡ (e) (f)	100,000	97,934
Deutsche Bank Commercial Mortgage Trust Series 2017-C6, Class D, 3.24%, 6/10/2050 (e) (f)	50,000	40,346
FHLMC Multifamily Structured Pass-Through Certificates
Series K083, Class X1, IO, 0.03%, 9/25/2028 (e)	14,576,686	101,618
Series K723, Class X3, IO, 1.92%, 10/25/2034 (e)	119,125	9,647
Series K153, Class X3, IO, 3.77%, 4/25/2035 (e)	100,000	34,026
Series K716, Class X3, IO, 1.79%, 8/25/2042 (e)	317,355	13,253

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series K726, Class X3, IO, 2.13%, 7/25/2044 (e)	302,035	29,613
Series K728, Class X3, IO, 1.95%, 11/25/2045 (e)	151,300	14,585
FREMF Series 2018-KF46, Class B, 4.30%, 3/25/2028 (e) (f)	10,000	9,887
FREMF Mortgage Trust
Series 2015-KF09, Class B, 7.70%, 5/25/2022 (e) (f)	2,912	2,990
Series 2015-KF10, Class B, 8.45%, 7/25/2022 (e) (f)	8,056	8,566
Series 2017-KF32, Class B, 4.90%, 5/25/2024 (e) (f)	20,939	21,073
Series 2017-KF38, Class B, 4.85%, 9/25/2024 (e) (f)	12,115	12,142
Series 2018-KF42, Class B, 4.55%, 12/25/2024 (e) (f)	12,553	12,675
Series 2018-KF45, Class B, 4.30%, 3/25/2025 (e) (f)	29,297	28,885
Series 2018-KF49, Class B, 4.25%, 6/25/2025 (e) (f)	9,999	9,999
Series 2018-KF53, Class B, 4.40%, 10/25/2025 (e)	99,998	99,748
Series 2018-KF50, Class B, 4.41%, 7/25/2028 (e) (f)	10,000	9,962
Series 2012-K19, Class C, 4.03%, 5/25/2045 (e) (f)	10,000	9,983
Series 2017-K67, Class C, 3.94%, 9/25/2049 (e) (f)	15,000	14,089
GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 (e) (f)	100,000	98,441
GS Mortgage Securities Trust
Series 2016-GS4, Class D, 3.23%, 11/10/2049 (e) (f)	10,000	8,327
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (e)	59,511	41,067
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (e) (f)	15,000	14,708
Series 2018-H4, Class D, 3.00%, 12/15/2051 (e) (f)	100,000	73,332
Series 2018-H4, Class A4, 4.31%, 12/15/2051	35,000	36,532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued
United States — continued
Wells Fargo Commercial Mortgage Trust
Series 2018-C48, Class C, 5.12%, 1/15/2052 (e)		60,000	59,439

Total Commercial Mortgage-Backed Securities (Cost $1,856,553)			1,856,989

U.S. Treasury Obligations — 1.7%
U.S. Treasury Notes 1.13%, 1/31/2019 (h) (Cost $1,383,942)		1,385,000	1,383,675

Mortgage-Backed Securities —1.4%
United States — 1.4%
FHLMC Gold Pools, 15 Year, Single Family
Pool # G14120, 4.00%, 4/1/2026		36,092	37,027
FNMA, 15 Year, Single Family
Pool # 890395, 3.50%, 2/1/2026		140,614	142,359
Pool # AL1174, 4.00%, 11/1/2026		114,141	116,913
Pool # AL1561, 3.50%, 4/1/2027		133,086	134,737
Pool # BM4475, 2.50%, 4/1/2033		143,331	140,113
FNMA, 20 Year, Single Family
Pool # BM3923, 3.50%, 3/1/2038		92,329	93,392
GNMA II, 30 Year, Single Family
Pool # MA5597, 5.00%, 11/20/2048		399,270	416,041

Total Mortgage-Backed Securities (Cost $1,076,583)			1,080,582

Corporate Bonds — 0.6%
France — 0.3%
Dexia Credit Local SA
0.75%, 1/25/2023 (a)	EUR	50,000	58,612
1.63%, 12/8/2023 (a)	GBP	100,000	127,407

			186,019

Mexico — 0.1%
Petroleos Mexicanos
6.38%, 2/4/2021		70,000	70,718

Netherlands — 0.0% (b)
BNG Bank NV 4.75%, 3/6/2023 (a)	AUD	15,000	11,523

Singapore — 0.2%
Temasek Financial I Ltd. 0.50%, 3/1/2022 (a)	EUR	150,000	173,757

Total Corporate Bonds (Cost $453,340)			442,017

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Supranational — 0.2%
Supranational — 0.2%
European Investment Bank
2.80%, 1/15/2021	AUD	33,000	23,492
2.25%, 7/30/2021 (f)	CAD	50,000	36,715
0.50%, 6/21/2023	AUD	30,000	19,173
Inter-American Development Bank
0.50%, 5/23/2023	CAD	63,000	42,675
4.40%, 1/26/2026	CAD	16,000	13,164

Total Supranational (Cost $143,066)			135,219

	NO. OF CONTRACTS		MARKET VALUE($)
Options Purchased — 0.2%
Call Options Purchased- 0.2%
United States — 0.2%
iShares MSCI EAFE ETF
3/15/2019 at USD 65.00, American Style Notional Amount: USD 4,902,252 Exchange Traded *		834	11,259
iShares MSCI Emerging Markets ETF
3/15/2019 at USD 41.00, American Style Notional Amount: USD 4,503,618 Exchange Traded *		1,153	100,311
S&P 500 Index
3/15/2019 at USD 2,825.00, European Style Notional Amount: USD 2,757,535 Exchange Traded *		11	5,995

Total Options Purchased (Cost $251,746)			117,565

	NUMBER OF RIGHTS
Rights — 0.0% (b)
United States — 0.0% (b)
Media General, Inc., CVR * ‡ (Cost $—)		902	44

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Short-Term Investments — 13.9%
Foreign Government Treasury Bills — 8.2%
Canadian Treasury Bills
1.99%, 9/19/2019 (i)	CAD	2,911,000	2,104,696
2.05%, 11/14/2019 (i)	CAD	2,957,000	2,131,414

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Short-Term Investments — continued

Foreign Government Treasury Bills — continued

1.95%, 12/12/2019 (i)	CAD	3,120,000	2,245,271

Total Foreign Government Treasury Bills (Cost $6,691,919)			6,481,381

	SHARES
Investment Companies — 5.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (j)		4,052,228	4,052,227

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (j)		484,975	484,975

Total Investment Companies (Cost $4,537,203)			4,537,202

Total Short-Term Investments (Cost $11,229,122)			11,018,583

Total Long Positions (Cost $76,734,160)			77,038,969

Short Positions — (1.4)%
Common Stocks — (1.2)%

United States — (1.2)%

Amphenol Corp., Class A		(229)	(18,554)

Brown-Forman Corp., Class B		(570)	(27,121)

Caterpillar, Inc.		(20)	(2,541)

CBS Corp. (Non-Voting), Class B		(938)	(41,009)

Colgate-Palmolive Co.		(3,061)	(182,191)

DISH Network Corp., Class A *		(626)	(15,631)

Illinois Tool Works, Inc.		(588)	(74,494)

Johnson Controls International plc		(1,870)	(55,445)

Kimberly-Clark Corp.		(67)	(7,634)

LKQ Corp. *		(507)	(12,031)

McKesson Corp.		(247)	(27,286)

Molson Coors Brewing Co., Class B		(279)	(15,669)

Newell Brands, Inc.		(3,884)	(72,203)

Procter & Gamble Co. (The)		(754)	(69,308)

Raytheon Co.		(136)	(20,856)

Schlumberger Ltd.		(737)	(26,591)

Southern Co. (The)		(3,946)	(173,308)

Sprint Corp. *		(8,916)	(51,891)

Whirlpool Corp.		(494)	(52,794)

Zimmer Biomet Holdings, Inc.		(174)	(18,047)

Total Common Stocks (Proceeds $(1,026,281))			(964,604)

INVESTMENTS	SHARES	VALUE($)

Exchange Traded Funds — (0.2)%

United States — (0.2)%

SPDR S&P 500 ETF Trust (Proceeds $(152,790))	(614)	(153,451)

Total Short Positions (Proceeds $(1,179,071))		(1,118,055)

Total Investments — 95.9% (Cost $75,555,089)		75,920,914
Other Assets Less Liabilities — 4.1%		3,274,374

NET ASSETS — 100.0%		79,195,288

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2018

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Investment Companies	18.2%

Foreign Government Securities	7.5

Collateralized Mortgage Obligations	7.0

Banks	4.4

Pharmaceuticals	3.1

Asset-Backed Securities	3.0

Insurance	2.6

Commercial Mortgage-Backed Securities	2.4

Oil, Gas & Consumable Fuels	2.2

U.S. Treasury Notes	1.8

Health Care Providers & Services	1.8

Software	1.7

Capital Markets	1.6

Electric Utilities	1.4

Mortgage-Backed Securities	1.4

IT Services	1.2

Beverages	1.0

Machinery	1.0

Media	1.0

Semiconductors & Semiconductor Equipment	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	19.4

Short-Term Investments	14.3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Household Products	23.2%

Electric Utilities	15.5

Mutual Funds	13.7

Household Durables	11.2

Machinery	6.9

Media	5.1

Building Products	5.0

Wireless Telecommunication Services	4.6

Beverages	3.8

Health Care Providers & Services	2.4

Energy Equipment & Services	2.4

Aerospace & Defense	1.9

Electronic Equipment, Instruments & Components	1.7

Health Care Equipment & Supplies	1.6

Distributors	1.0

Abbreviations

ABS	Asset-backed securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
SEK	Swedish Krona
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $1,724,243 and $1,044,967, respectively.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2018.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2018.
(h)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(i)	The rate shown is the effective yield as of December 31, 2018.
(j)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	5	03/2019	EUR	170,097	(3,544)
Euro-Bund	1	03/2019	EUR	187,376	1,292
Foreign Exchange EUR/USD	23	03/2019	USD	3,314,731	28,531
Foreign Exchange JPY/USD	34	03/2019	USD	3,900,013	127,717
FTSE 100 Index	1	03/2019	GBP	84,945	268
Japan 10 Year Bond Mini	2	03/2019	JPY	278,509	308
Russell 2000 E-Mini Index	3	03/2019	USD	202,440	(12,959)
S&P 500 E-Mini Index	32	03/2019	USD	4,004,800	(184,410)
Short-Term Euro-BTP	1	03/2019	EUR	126,858	1,024
TOPIX Index	1	03/2019	JPY	130,504	(13,818)
U.S. Treasury 10 Year Note	1	03/2019	USD	122,047	1,701
U.S. Treasury 5 Year Note	67	03/2019	USD	7,682,492	121,820

					67,930

Short Contracts
Canada 10 Year Bond	(1)	03/2019	CAD	(100,212)	(1,134)
EURO STOXX 50 Index	(39)	03/2019	EUR	(1,326,758)	48,869
Foreign Exchange GBP/USD	(17)	03/2019	USD	(1,359,150)	(15,551)
FTSE 100 Index	(7)	03/2019	GBP	(594,616)	9,590
MSCI EAFE E-Mini Index	(42)	03/2019	USD	(3,607,380)	90,088
MSCI Emerging Markets E-Mini Index	(41)	03/2019	USD	(1,982,145)	35,815
U.S. Treasury 2 Year Note	(1)	03/2019	USD	(212,266)	(1,361)

					166,316

					234,246

Abbreviations
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward foreign currency exchange contracts outstanding as of December 31, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	6,480,926	CAD	8,593,414	Citibank, NA	1/7/2019	185,609
USD	166,286	CAD	221,635	Royal Bank of Canada	1/7/2019	3,922
GBP	18,464	USD	23,437	Citibank, NA	3/5/2019	168
JPY	28,852,187	USD	259,768	State Street Corp.	3/5/2019	4,722
USD	160,132	AUD	220,876	Australia & New Zealand Banking Group Ltd.	3/5/2019	4,389
USD	9,668	AUD	13,423	Deutsche Bank AG	3/5/2019	203
USD	151,223	CAD	200,325	National Australia Bank Ltd.	3/5/2019	4,270
USD	9,730	EUR	8,436	State Street Corp.	3/5/2019	16
USD	106,216	EUR	91,983	TD Bank Financial Group	3/5/2019	288
USD	752,786	GBP	586,649	Barclays Bank plc	3/5/2019	2,815
USD	16,268	GBP	12,689	Merrill Lynch International	3/5/2019	46
Total unrealized appreciation						206,448
CAD	14,499	USD	10,735	Australia & New Zealand Banking Group Ltd.	3/5/2019	(99)
GBP	8,115	EUR	9,018	National Australia Bank Ltd.	3/5/2019	(11)
USD	45,196	DKK	295,460	Citibank, NA	3/5/2019	(389)
USD	112,483	EUR	97,824	Australia & New Zealand Banking Group Ltd.	3/5/2019	(171)
USD	22,986	EUR	20,065	BNP Paribas	3/5/2019	(120)
USD	53,496	EUR	46,973	Citibank, NA	3/5/2019	(598)
USD	2,649,547	EUR	2,319,213	Goldman Sachs International	3/5/2019	(21,254)
USD	11,594	EUR	10,127	Royal Bank of Canada	3/5/2019	(68)
USD	12,472	GBP	9,844	BNP Paribas	3/5/2019	(113)
USD	6,405	JPY	716,111	Australia & New Zealand Banking Group Ltd.	3/5/2019	(160)
USD	9,167	JPY	1,032,645	Citibank, NA	3/5/2019	(299)
USD	2,063,388	JPY	232,386,407	HSBC Bank, NA	3/5/2019	(66,910)
USD	10,608	JPY	1,170,091	Merrill Lynch International	3/5/2019	(118)
USD	9,839	JPY	1,101,770	National Australia Bank Ltd.	3/5/2019	(261)
USD	128,054	JPY	14,072,457	TD Bank Financial Group	3/5/2019	(949)
USD	32,204	SEK	290,065	Citibank, NA	3/5/2019	(685)
Total unrealized depreciation						(92,205)
Net unrealized appreciation						114,243

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018

JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$58,352,913
Investments in affiliates, at value	18,568,491
Options purchased, at value	117,565
Cash	321,995
Foreign currency, at value	36,887
Deposits at broker for futures contracts	76,000
Deposits at broker for securities sold short	1,044,967
Receivables:
Due from custodian	67,427
Investment securities sold	538,844
Portfolio shares sold	1,052,830
Interest and dividends from non-affiliates	108,963
Dividends from affiliates	6,924
Tax reclaims	30,892
Variation margin on futures contracts	863,559
Unrealized appreciation on forward foreign currency exchange contracts	206,448

Total Assets	81,394,705

LIABILITIES:
Payables:
Securities sold short, at value	1,118,055
Dividend expense to non-affiliates on securities sold short	1,749
Investment securities purchased	846,784
Interest expense to non-affiliates on securities sold short	36
Portfolio shares redeemed	11,815
Unrealized depreciation on forward foreign currency exchange contracts	92,205
Accrued liabilities:
Investment advisory fees	17,074
Administration fees	21
Distribution fees	10,393
Custodian and accounting fees	30,468
Trustees’ and Chief Compliance Officer’s fees	45
Other	70,772

Total Liabilities	2,199,417

Net Assets	$79,195,288

NET ASSETS:
Paid-in-Capital	$78,997,384
Total distributable earnings (loss) (a)	197,904

Total Net Assets	$79,195,288

Net Assets:
Class 1	$30,366,130
Class 2	48,829,158

Total	$79,195,288

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	1,963,139
Class 2	3,168,510
Net Asset Value, offering and redemption price per share (b):
Class 1	$15.47
Class 2	15.41
Cost of investments in non-affiliates	$57,796,690
Cost of investments in affiliates	18,685,724
Cost of options purchased	251,746
Cost of foreign currency	36,264
Proceeds from securities sold short	1,179,071

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	21

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$462,406
Interest income from affiliates	412
Interest income from non-affiliates on securities sold short	18,929
Dividend income from non-affiliates	858,855
Dividend income from affiliates	667,503
Foreign taxes withheld	(47,337)

Total investment income	1,960,768

EXPENSES:
Investment advisory fees	454,705
Administration fees	61,464
Distribution fees — Class 2	128,357
Custodian and accounting fees	130,857
Interest expense to affiliates	386
Professional fees	116,885
Trustees’ and Chief Compliance Officer’s fees	24,743
Printing and mailing costs	28,009
Transfer agency fees — Class 1	243
Transfer agency fees — Class 2	957
Other	9,892
Dividend expense to non-affiliates on securities sold short	32,198

Total expenses	988,696

Less fees waived	(243,580)
Less expense reimbursements	(449)

Net expenses	744,667

Net investment income (loss)	1,216,101

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,490
Investments in affiliates	(195,802)
Options purchased	(914,797)
Futures contracts	38,598
Securities sold short	55,480
Foreign currency transactions	(6,702)
Forward foreign currency exchange contracts	524,646

Net realized gain (loss)	(487,087)

Distributions of capital gains received from investment company affiliates	528

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4,961,948)
Investments in affiliates	(1,317,899)
Options purchased	(127,593)
Futures contracts	129,738
Securities sold short	63,505
Foreign currency translations	(7,512)
Forward foreign currency exchange contracts	183,235

Change in net unrealized appreciation/depreciation	(6,038,474)

Net realized/unrealized gains (losses)	(6,525,033)

Change in net assets resulting from operations	$(5,308,932)

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Global Allocation Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,216,101	$915,772
Net realized gain (loss)	(487,087)	1,956,419
Distributions of capital gains received from investment company affiliates	528	—
Change in net unrealized appreciation/depreciation	(6,038,474)	5,912,379

Change in net assets resulting from operations	(5,308,932)	8,784,570

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class 1	(167,469)	(707,745)
Class 2	(330,463)	(2,312,934)

Total distributions to shareholders	(497,932)	(3,020,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,224,332	2,480,474

NET ASSETS:
Change in net assets	16,417,468	8,244,365
Beginning of period	62,777,820	54,533,455

End of period	$79,195,288	$62,777,820

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$19,444,733	$8,772,622
Distributions reinvested	167,469	707,745
Cost of shares redeemed	(1,387,647)	(356,670)

Change in net assets resulting from Class 1 capital transactions	$18,224,555	$9,123,697

Class 2
Proceeds from shares issued	$17,535,698	$20,644,632
Distributions reinvested	330,463	2,312,934
Cost of shares redeemed	(13,866,384)	(29,600,789)

Change in net assets resulting from Class 2 capital transactions	$3,999,777	$(6,643,223)

Total change in net assets resulting from capital transactions	$22,224,332	$2,480,474

SHARE TRANSACTIONS:
Class 1
Issued	1,174,334	529,087
Reinvested	10,174	42,545
Redeemed	(84,853)	(21,469)

Change in Class 1 Shares	1,099,655	550,163

Class 2
Issued	1,062,803	1,261,337
Reinvested	20,126	139,431
Redeemed	(843,413)	(1,825,803)

Change in Class 2 Shares	239,516	(425,035)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class 1
From net investment income	$ (182,218)
From net realized gains	(525,527)
Class 2
From net investment income	(467,939)
From net realized gains	(1,844,995)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Year Ended December 31, 2018	$16.57	$0.29	(i)	$(1.29)	$(1.00)	$—	$(0.10)	$(0.10)
Year Ended December 31, 2017	14.89	0.29	(i)	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	(i)	0.54	0.89	(0.46)	— (k)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(i)	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)
December 9, 2014 (n) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—	(0.04)

Class 2
Year Ended December 31, 2018	16.55	0.25	(i)	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	(i)	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	(i)	0.54	0.84	(0.42)	— (k)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(i)	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)
December 9, 2014 (n) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)

Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.

(i)	Calculated based upon average shares outstanding.
(j)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(k)	Amount rounds to less than $0.005.
(l)	Dividend expense on securities sold short is less than 0.005%.
(m)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(n)	Commencement of operations.
(o)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securites sold short) (g)		Portfolio turnover rate (excluding securities sold short) (c)(h)		Portfolio turnover rate (including securities sold short) (c)(h)

$15.47	(6.06)%	$30,366,130	0.81	%(j)	1.79%		1.14	%(j)	110%		141%
16.57	17.11	14,307,557	0.79	(j)	1.76		1.14	(j)	80		92
14.89	6.13	4,664,040	0.77	(l)	2.34		1.20	(l)	60		61
14.46	(1.06)	489,826	0.77	(m)	2.00	(m)	1.18	(m)	50		—
14.93	(0.23)	99,781	0.78	(m)	3.08	(m)	6.70	(m)	0.00	(o)	—

15.41	(6.31)	48,829,158	1.06	(j)	1.52		1.38	(j)	110		141
16.55	16.85	48,470,263	1.04	(j)	1.59		1.35	(j)	80		92
14.87	5.84	49,869,415	1.02	(l)	2.04		1.45	(l)	60		61
14.45	(1.32)	32,065,138	1.03	(m)	1.48	(m)	1.58	(m)	50		—
14.93	(0.25)	19,853,425	1.03	(m)	2.83	(m)	6.95	(m)	0.00	(o)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$624,663	$1,677,662	$2,302,325
Collateralized Mortgage Obligations
Other Collateralized Mortgage Obligations	—	5,391,652	—	5,391,652
Commercial Mortgage-Backed Securities
United States	—	1,171,323	685,666	1,856,989
Common Stocks
Australia	16,141	775,260	—	791,401
Austria	—	107,364	—	107,364
Belgium	—	128,728	—	128,728
China	—	264,595	—	264,595
Denmark	—	265,073	—	265,073
Finland	—	144,076	—	144,076
France	—	1,605,081	—	1,605,081
Germany	—	1,427,015	—	1,427,015
Hong Kong	—	570,556	—	570,556
Indonesia	—	94,944	—	94,944
Ireland	68,986	27,122	—	96,108
Italy	—	268,637	—	268,637
Japan	—	3,112,163	—	3,112,163
Luxembourg	—	46,224	—	46,224
Netherlands	—	872,989	—	872,989
Singapore	—	116,932	—	116,932
Spain	—	427,399	—	427,399
Sweden	—	153,847	—	153,847
Switzerland	—	1,395,817	—	1,395,817
United Kingdom	75,244	2,262,138	—	2,337,382
United States	18,371,544	167,158	—	18,538,702
Other Common Stocks	737,389	—	—	737,389

Total Common Stocks	19,269,304	14,233,118	—	33,502,422

Corporate Bonds
Other Corporate Bonds	—	442,017	—	442,017
Foreign Government Securities	—	5,776,607	—	5,776,607
Investment Companies	14,031,289	—	—	14,031,289

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage-Backed Securities	$—	$1,080,582	$—	$1,080,582
Supranational	—	135,219	—	135,219
Rights
United States	—	—	44	44
Options Purchased
Call Options Purchased	117,565	—	—	117,565
U.S. Treasury Obligations	—	1,383,675	—	1,383,675
Short-Term Investments
Foreign Government Treasury Bills	—	6,481,381	—	6,481,381
Investment Companies	4,537,202	—	—	4,537,202

Total Short-Term Investments	4,537,202	6,481,381	—	11,018,583

Total Investments in Securities	$37,955,360	$36,720,237	$2,363,372	$77,038,969

Liabilities
Common Stocks
Other Common Stocks	$(964,604)	$—	$—	$(964,604)
Exchange Traded Funds	(153,451)	—	—	(153,451)

Total Liabilities in Securities Sold Short	$(1,118,055)	$—	$—	$(1,118,055)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$206,448	$—	$206,448
Futures Contracts	408,296	58,727	—	467,023

Total Appreciation in Other Financial Instruments	$408,296	$265,175	$—	$673,471

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(92,205)	$—	$(92,205)
Futures Contracts	(215,415)	(17,362)	—	(232,777)

Total Depreciation in Other Financial Instruments	$(215,415)	$(109,567)	$—	$(324,982)

There were no significant transfers among any levels during the year ended December 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018
Investments in Securities
Asset-Backed Securities — United States	$1,064,482	$6,252	$(19,849)	$3,101	$1,488,676	$(865,000)	$—	$—	$1,677,662
Commercial Mortgage-Backed Securities — United States	—	—	(6,339)	242	714,910	(23,147)	—	—	685,666
Right — United States	44	—	—	—	—	—	—	—	44

Total	$1,064,526	$6,252	$(26,188)	$3,343	$2,203,586	$(888,147)	$—	$—	$2,363,372

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(19,993). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Quantitative Information about Level 3 Fair Value Measurements#

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,577,664	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 14.60% (6.59%)
			Constant Default Rate	0.000% - 6.70% (3.45%)
			Yield (Discount Rate of Cash Flows)	3.17% - 6.97% (3.85%)

Asset-Backed Securities	1,577,664

	587,208	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.90% - 33.90% (6.68%)
Commercial Mortgage-Backed Securities	587,208

	44	Pending Distribution Amount	Expected Recovery	$0.049 ($0.049)

Rights	44

Total	$2,164,916

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2018, the value of these investments was $198,456. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended December 31, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$3,231,938	$1,463,758	$—	$—	$(704,738)	$3,990,958	160,087	$41,576	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,090,560	1,235,516	2,438,779	(189,587)	(131,750)	1,565,960	206,864	119,660	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	—	4,707,592	1,669,919	(11,171)	(137,183)	2,889,319	322,829	105,855	—
JPMorgan High Yield Fund Class R6 Shares (a)	4,230,855	3,901,291	4,916,149	4,956	(342,659)	2,878,294	423,902	313,561	—
JPMorgan Managed Income Fund Class L Shares (a)	—	2,708,327	—	—	(1,569)	2,706,758	270,676	9,605	499
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	34,034,295	29,982,068	—	—	4,052,227	4,052,228	52,680	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	4,675,740	15,700,383	19,891,148	—	—	484,975	484,975	24,566	29

Total	$15,229,093	$63,751,162	$58,898,063	$(195,802)	$(1,317,899)	$18,568,491		$667,503	$528

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

C. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Portfolio for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Portfolio records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Portfolio is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Portfolio to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Portfolio to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Portfolio is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Portfolio’s over the counter (“OTC”) options are subject to master netting arrangements.

The Portfolio may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$126,145	$—	$126,145
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	156,248	206,448	362,696
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	117,565	184,630	—	302,195

Total		$117,565	$467,023	$206,448	$791,036

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(2,495)	$—	$(2,495)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(15,551)	(92,205)	(107,756)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(214,731)	—	(214,731)

Total		$—	$(232,777)	$(92,205)	$(324,982)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(94,032)	$—	$(94,032)
Foreign exchange contracts	—	(166,374)	524,646	358,272
Equity contracts	(914,797)	299,004	—	(615,793)

Total	$(914,797)	$38,598	$524,646	$(351,553)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$119,558	$—	$119,558
Foreign exchange contracts	—	57,971	183,235	241,206
Equity contracts	(127,593)	(47,791)	—	(175,384)

Total	$(127,593)	$129,738	$183,235	$185,380

The Portfolio’s derivatives contracts held at December 31, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended December 31, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$5,569,827
Average Notional Balance Short	6,015,833
Ending Notional Balance Long	4,592,786
Ending Notional Balance Short	7,510,899
Foreign Exchange
Average Notional Balance Long	5,674,331
Average Notional Balance Short	1,413,277	(a)
Ending Notional Balance Long	7,214,744
Ending Notional Balance Short	1,359,150
Interest Rate
Average Notional Balance Long	3,187,898
Average Notional Balance Short	1,598,294
Ending Notional Balance Long	8,397,282
Ending Notional Balance Short	312,478

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	2,225,586	(b)
Average Settlement Value Sold	12,576,577
Ending Settlement Value Purchased	304,325
Ending Settlement Value Sold	13,020,674

Exchange-Traded Options:
Average Number of Contracts Purchased	1,232
Ending Number of Contracts Purchased	1,998

(a)	For the period May 1, 2018 through December 31, 2018.
(b)	For the period February 1, 2018 through December 31, 2018.

D. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2018, the Portfolio had outstanding short sales as listed on the SOI.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$531,523	$(531,523)

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services during the year ended December 31, 2018 the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2018, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion and 0.01% of the Portfolio’s daily average net assets in excess of $25 billion.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

The expense limitation agreement was in effect for the year ended December 31, 2018 and is in place until at least April 30, 2019.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the year ended December 31, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers				Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements	Investment Advisory Fees
$173,020	$61,443	$234,463	$449	$1,629

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2018 was $7,488.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$83,925,228	$67,121,400	$3,150,145	$4,954,457	$20,079,823	$19,377,497

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$76,831,656	$3,632,039	$4,194,292	$(562,253)

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts and investments in PFICs.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$270,474	$227,458	$497,932

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,104,979	$915,700	$3,020,679

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,778,248	$(548,450)	$(1,015,763)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals and investments in PFICs.

As of December 31, 2018, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$548,450	$—

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement was extended until November 4, 2019.

The Portfolio had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility during the year ended December 31, 2018, were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$1,831,132	2.67%	1	$136

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2018, the Portfolio had five omnibus accounts which owned 88.1% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2018, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from such securities.

Derivatives, including futures, options and forwards, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2018, the Portfolio pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities are held at Citigroup Global Markets, Inc.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We have evaluated the implications of these changes and the amendments will have no effect on the Portfolio’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Portfolio’s net assets or results of operation.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Global Allocation Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2018 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four years in the period ended December 31, 2018 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	39

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	41

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler**** (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

****	Mr. Schonbachler retired effective December 31, 2018.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$950.20	$3.98	0.81%
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class 2
Actual	1,000.00	948.90	5.26	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2017, respectively, and in the first quintile based upon the Universe for both the one- and three-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 2 shares were in the first and fifth quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

DECEMBER 31, 2018	JPMORGAN INSURANCE TRUST	47

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 93.54%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2018.

Long Term Capital Gain

The Portfolio distributed $227,458, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2018.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December , 2018	AN-JPMITGAP-1218

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $343,823

2017 – $360,283

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $51,850

2017 – $51,250

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $63,548

2017 – $80,040

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018—$32.1 million

2017—$28.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 22, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 22, 2019